                                                                    Exhibit 10.1

                                                                  EXECUTION COPY

                           LOAN AND SECURITY AGREEMENT

                           Dated as of March 17, 2003

                                      Among

                     THE FINANCIAL INSTITUTIONS NAMED HEREIN

                                 as the Lenders

                              BANK OF AMERICA, N.A.

                                  as the Agent

                         BANC OF AMERICA SECURITIES LLC

                     as Sole Lead Arranger and Book Manager

                          FLEET RETAIL FINANCE INC. and
                       THE CIT GROUP/BUSINESS CREDIT, INC.

                            as Co-Syndication Agents

                                 SPIEGEL, INC.,
                               EDDIE BAUER, INC.,
                             SPIEGEL CATALOG, INC.,
                            ULTIMATE OUTLET INC. and
                               NEWPORT NEWS, INC.

     Each as a Debtor-in-Possession Under Chapter 11 of the Bankruptcy Code

                           as Borrowers and Guarantors

                                       and

                 THE SUBSIDIARIES OF SPIEGEL, INC. PARTY HERETO

                                  as Guarantors

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                                TABLE OF CONTENTS
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ARTICLE 1   INTERPRETATION OF THIS AGREEMENT ....................................................      2
            1.1   Definitions ...................................................................      2
            1.2   Accounting Terms ..............................................................     34
            1.3   Interpretive Provisions .......................................................     34
            1.4   Interest Act (Canada) .........................................................     35

ARTICLE 2   LOANS AND LETTERS OF CREDIT .........................................................     35
            2.1   Total Facility ................................................................     35
            2.2   Revolving Loans ...............................................................     35
            2.3   Letters of Credit .............................................................     42
            2.4   Bank Products .................................................................     49

ARTICLE 3   INTEREST AND FEES ...................................................................     50
            3.1   Interest ......................................................................     50
            3.2   Conversion and Continuation Elections .........................................     50
            3.3   Maximum Interest Rate .........................................................     52
            3.4   Unused Line Fee ...............................................................     52
            3.5   Letter of Credit Fee ..........................................................     53
            3.6   Fee Letters ...................................................................     53
            3.7   Payment of Fees ...............................................................     53

ARTICLE 4   PAYMENTS AND PREPAYMENTS ............................................................     53
            4.1   Revolving Loans ...............................................................     53
            4.2   Termination or Reduction of Facility ..........................................     53
            4.3   Payments by the Loan Parties ..................................................     54
            4.4   Payments as Revolving Loans ...................................................     55
            4.5   Apportionment and Application and Reversal of Payments ........................     55
            4.6   Indemnity for Returned Payments ...............................................     56
            4.7   Agent's and Lenders' Books and Records; Monthly Statements ....................     56

ARTICLE 5   TAXES, YIELD PROTECTION AND ILLEGALITY ..............................................     57
            5.1   Taxes .........................................................................     57
            5.2   Illegality ....................................................................     59
            5.3   Increased Costs and Reduction of Return .......................................     59
            5.4   Funding Losses ................................................................     60
            5.5   Inability to Determine Rates ..................................................     60
            5.6   Certificates of Lenders .......................................................     60
            5.7   Survival ......................................................................     61

ARTICLE 6   COLLATERAL; ADMINISTRATIVE SUPERPRIORITY ............................................     61
            6.1   Grant of Security Interest ....................................................     61
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            6.2   Perfection and Protection of Security Interest ................................     63
            6.3   Location of Collateral ........................................................     65
            6.4   Title to, Liens on, and Sale and Use of Collateral ............................     66
            6.5   [Intentionally Omitted] .......................................................     66
            6.6   Access and Examination; Promotional Materials .................................     66
            6.7   Collateral Reporting ..........................................................     67
            6.8   Accounts ......................................................................     68
            6.9   Collection of Accounts; Payments ..............................................     69
            6.10  Inventory; Perpetual Inventory ................................................     70
            6.11  Equipment .....................................................................     71
            6.12  [Intentionally Omitted] .......................................................     72
            6.13  Documents, Instruments, and Chattel Paper .....................................     72
            6.14  Right to Cure .................................................................     72
            6.15  Power of Attorney .............................................................     72
            6.16  The Agent's and Lenders' Rights, Duties and Liabilities .......................     73
            6.17  Patent, Trademark and Copyright Collateral ....................................     74
            6.18  Grant of License to Use Intellectual Property .................................     75

ARTICLE 7   BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES ...................................     75
            7.1   Books and Records .............................................................     75
            7.2   Financial and Other Information ...............................................     76
            7.3   Notices to the Lenders ........................................................     80

ARTICLE 8   GENERAL WARRANTIES AND REPRESENTATIONS ..............................................     82
            8.1   Authorization, Validity, and Enforceability of this
                   Agreement and the Loan Documents .............................................     82
            8.2   Validity and Priority of Security Interest ....................................     83
            8.3   Organization and Qualification ................................................     83
            8.4   Corporate Name; Prior Transactions ............................................     83
            8.5   Subsidiaries and Affiliates ...................................................     84
            8.6   Financial Statements and Projections ..........................................     84
            8.7   Capitalization ................................................................     84
            8.8   Reorganization Matters ........................................................     84
            8.9   Debt ..........................................................................     85
            8.10  Distributions. ................................................................     85
            8.11  Title to Property .............................................................     85
            8.12  Real Estate; Leases ...........................................................     85
            8.13  Proprietary Rights ............................................................     85
            8.14  Trade Names ...................................................................     86
            8.15  Litigation ....................................................................     86
            8.16  Restrictive Agreements ........................................................     86
            8.17  Labor Disputes ................................................................     86
            8.18  Environmental Laws ............................................................     86
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            8.19  No Violation of Law ...........................................................     88
            8.20  No Default ....................................................................     88
            8.21  ERISA Compliance ..............................................................     88
            8.22  Taxes .........................................................................     89
            8.23  Regulated Entities ............................................................     89
            8.24  Use of Proceeds; Margin Regulations ...........................................     89
            8.25  Copyrights, Patents, Trademarks and Licenses, etc. ............................     89
            8.26  No Material Adverse Change ....................................................     89
            8.27  Full Disclosure ...............................................................     90
            8.28  Material Agreements ...........................................................     90
            8.29  Bank Accounts .................................................................     90
            8.30  Assets Necessary for Conduct of Business ......................................     90
            8.31  Existing Securitization Program ...............................................     90

ARTICLE 9   AFFIRMATIVE AND NEGATIVE COVENANTS ..................................................     91
            9.1   Taxes and Other Obligations ...................................................     91
            9.2   Legal Existence and Good Standing .............................................     91
            9.3   Compliance with Law and Agreements; Maintenance of Licenses ...................     91
            9.4   Maintenance of Property; Inspection of Property ...............................     91
            9.5   Insurance .....................................................................     92
            9.6   [Intentionally Omitted] .......................................................     93
            9.7   Environmental Laws ............................................................     93
            9.8   Compliance with ERISA .........................................................     93
            9.9   Mergers, Consolidations or Sales ..............................................     93
            9.10  Distributions; Capital Change; Restricted Investments .........................     94
            9.11  [Intentionally Omitted] .......................................................     94
            9.12  Guaranties ....................................................................     94
            9.13  Debt ..........................................................................     94
            9.14  Prepayment ....................................................................     95
            9.15  Transactions with Affiliates ..................................................     95
            9.16  Investment Banking and Finder's Fees ..........................................     96
            9.17  Reserved. .....................................................................     96
            9.18  Business Conducted ............................................................     96
            9.19  Liens .........................................................................     96
            9.20  Sale and Leaseback Transactions ...............................................     96
            9.21  New Subsidiaries ..............................................................     97
            9.22  Fiscal Year ...................................................................     97
            9.23  [Intentionally Omitted] .......................................................     97
            9.24  Use of Proceeds ...............................................................     97
            9.25  Interim Bankruptcy Court Order; Final Bankruptcy Court Order;
                    Administrative Expense Claim Priority; Lien Priority ........................     97
            9.26  Further Assurances ............................................................     98
            9.27  [Intentionally Omitted ........................................................     98
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            9.28  Obligations under Real Estate Leases, Equipment Leases
                    and Licenses ................................................................     98
            9.29  Reclamation Claims ............................................................     99
            9.30  Prepetition Claims ............................................................     99
            9.31  Applications to Bankruptcy Court ..............................................     99
            9.32  Use of Letters of Credit ......................................................     99
            9.33  Notices .......................................................................     99
            9.34  Restructuring Advisor .........................................................     99
            9.35  Reserved ......................................................................     99
            9.36  Sourcing Arrangements .........................................................     99

ARTICLE 10  CONDITIONS OF LENDING ...............................................................    100
            10.1  Conditions Precedent to Making of Loans on the Closing Date ...................    100
            10.2  Conditions Precedent to Making of Loans on and after
                    the Final Bankruptcy Court Order Date .......................................    104
            10.3  Conditions Precedent to Each Loan .............................................    105

ARTICLE 11  DEFAULT; REMEDIES ...................................................................    106
            11.1  Events of Default .............................................................    106
            11.2  Remedies ......................................................................    111

ARTICLE 12  TERM AND TERMINATION ................................................................    113
            12.1  Term and Termination ..........................................................    113

ARTICLE 13  AMENDMENTS; WAIVER; PARTICIPATIONS;
            ASSIGNMENTS; SUCCESSORS .............................................................    114
            13.1  No Waivers; Cumulative Remedies ...............................................    114
            13.2  Amendments and Waivers ........................................................    114
            13.3  Assignments; Participations ...................................................    116

ARTICLE 14  THE AGENT ...........................................................................    118
            14.1  Appointment and Authorization .................................................    118
            14.2  Delegation of Duties ..........................................................    118
            14.3  Liability of Agent ............................................................    118
            14.4  Reliance by Agent .............................................................    119
            14.5  Notice of Default .............................................................    119
            14.6  Credit Decision ...............................................................    120
            14.7  Indemnification ...............................................................    120
            14.8  Agent in Individual Capacity ..................................................    120
            14.9  Successor Agent ...............................................................    121
            14.10 Withholding Tax ...............................................................    121
            14.11 Reserved ......................................................................    123
            14.12 Collateral Matters ............................................................    123
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            14.13  Restrictions on Actions by Lenders; Sharing of Payments ......................    124
            14.14  Agency for Perfection ........................................................    124
            14.15  Payments by Agent to Lenders .................................................    125
            14.16  Concerning the Collateral and the Related Loan Documents .....................    125
            14.17  Field Audit and Examination Reports; Disclaimer by Lenders ...................    125
            14.18  Relation Among Lenders .......................................................    126
            14.19  The Arranger and Co-Agents, Etc. .............................................    126

ARTICLE 15  MISCELLANEOUS .......................................................................    126
            15.1   No Waivers; Cumulative Remedies ..............................................    126
            15.2   Severability .................................................................    126
            15.3   Governing Law; Choice of Forum; Service of Process ...........................    126
            15.4   WAIVER OF JURY TRIAL .........................................................    127
            15.5   Survival of Representations and Warranties ...................................    128
            15.6   Other Security and Guaranties ................................................    128
            15.7   Fees and Expenses ............................................................    128
            15.8   Notices ......................................................................    129
            15.9   Waiver of Notices ............................................................    130
            15.10  Binding Effect ...............................................................    130
            15.11  Indemnity of the Agent and the Lenders by the Loan Parties ...................    131
            15.12  Limitation of Liability ......................................................    131
            15.13  Final Agreement ..............................................................    132
            15.14  Counterparts .................................................................    132
            15.15  Captions .....................................................................    132
            15.16  Right of Setoff ..............................................................    132
            15.17  Joint and Several Liability ..................................................    132
            15.18  Confidentiality ..............................................................    134
            15.19  Conflicts with Other Loan Documents ..........................................    135
            15.20  Appraisals ...................................................................    135

ARTICLE 16  GUARANTEES ..........................................................................    136
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EXHIBITS

EXHIBIT A     -      FORM OF INTERIM BANKRUPTCY COURT ORDER
EXHIBIT B     -      FORM OF BORROWING BASE CERTIFICATE
EXHIBIT C     -      FINANCIAL STATEMENTS
EXHIBIT D     -      FORM OF ASSIGNMENT AND ACCEPTANCE AGREEMENT
EXHIBIT E     -      FORM OF NOTICE OF BORROWING
EXHIBIT F     -      FORM OF NOTICE OF CONVERSION/CONTINUATION
EXHIBIT G     -      [INTENTIONALLY OMITTED]
EXHIBIT H     -      INITIAL DIP FORECAST

SCHEDULES

Schedule 1.1(a)      COMMITMENTS
Schedule 1.1(b)      EXCLUDED SUBSIDIARIES
Schedule 6.1(a)(xv)  COMMERCIAL TORT CLAIMS
Schedule 6.17        INTELLECTUAL PROPERTY
Schedule 6.3 LOAN PARTIES' CHIEF EXECUTIVE OFFICE, THE LOCATION OF ITS BOOKS AND RECORDS, THE LOCATIONS OF THE
                     COLLATERAL
Schedule 8.4         CORPORATE NAME; PRIOR TRANSACTIONS
Schedule 8.5         SUBSIDIARIES AND AFFILIATES
Schedule 8.7         CAPITALIZATION OF LOAN PARTIES
Schedule 8.9         DEBT
Schedule 8.11        OWNED REAL PROPERTY
Schedule 8.12        LEASES
Schedule 8.13        PROPRIETARY RIGHTS
Schedule 8.14        TRADE NAMES
Schedule 8.15        LITIGATION
Schedule 8.17        LABOR DISPUTES
Schedule 8.18        ENVIRONMENTAL ISSUES
Schedule 8.19        VIOLATIONS OF LAW
Schedule 8.21        ERISA ISSUES
Schedule 8.26        MATERIAL ADVERSE CHANGE
Schedule 8.28        MATERIAL AGREEMENTS
Schedule 8.29        BANK ACCOUNTS
Schedule 9.3         COMPLIANCE WITH LAWS
Schedule 9.12        EXISTING GUARANTIES
Schedule 9.15        TRANSACTIONS WITH AFFILIATES
Schedule 9.19        EXISTING LIENS
Schedule 10.1(m)     GOOD STANDING CERTIFICATES

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

                           LOAN AND SECURITY AGREEMENT

          Loan and Security Agreement, dated as of March 17, 2003, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A., with an office at 335 Madison Avenue, New York, New York, as agent for the Lenders (in its capacity as agent, together with any successor in such capacity, the "Agent"), Banc of America Securities LLC, as sole lead arranger and book manager (in such capacity, the "Arranger"), Fleet Retail Finance Inc. and The CIT Group/Business Credit, Inc., as co-syndication agents, Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code (as hereinafter defined) ("Spiegel", and in its capacity as authorized representative of the Borrowers, the "Authorized Representative"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"), Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate") and Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport" and, together with Spiegel, Eddie Bauer, Catalog and Ultimate, jointly and severally, the "Borrowers"), and Spiegel and each of its direct and indirect Subsidiaries that is a signatory hereto as a Guarantor (each a "Guarantor" and collectively, the "Guarantors"), each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code.

                              W I T N E S S E T H:

          WHEREAS, each of the Borrowers and Guarantors has filed in the Bankruptcy Court (as hereinafter defined) a voluntary petition for relief under Chapter 11 of the Bankruptcy Code (as hereinafter defined) and has continued in the possession of its assets and in the management of its businesses pursuant to Sections 1107 and 1108 of the Bankruptcy Code, and such reorganization cases are being jointly administered under Case Number 03-11540 (CB) (the "Case");

          WHEREAS, the Lenders have agreed to make available to the Borrowers a debtor-in-possession revolving credit facility upon the terms and conditions set forth in this Agreement;

          NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1

                        INTERPRETATION OF THIS AGREEMENT


     1.1  Definitions. As used herein:

          "Account Debtor" means each Person obligated in any way on or in connection with an Account, Chattel Paper or General Intangible (including a payment intangible).

          "Accounts" means, with respect to any Loan Party, all of such Loan Party's now owned or hereafter acquired or arising accounts (as defined in the UCC), and any other rights of such Loan Party to payment for the sale or lease of Inventory or goods or rendition of services, whether or not they have been earned by performance, including, without limitation, Major Credit Card Receivables and Consumer Credit Card Receivables.

          "Accounts Appraisal" means (a) prior to the Final Bankruptcy Court Order Date, the appraisal of the Consumer Credit Card Receivables of the Borrowers delivered to the Agent and the Lenders within 30 days after the Interim Bankruptcy Court Order Date and prepared by an appraiser acceptable to the Agent and the Initial Lenders and to be in form, scope and substance satisfactory to the Agent and the Initial Lenders and (b) thereafter, each Account Appraisal delivered pursuant to Section 15.20.

          "ACH Transactions" means any cash management or related services including the automatic clearing house transfer of funds by the Bank for the account of any Borrower pursuant to agreement or overdrafts.

          "Affiliate" means, as to any Person, any other Person which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person or which owns, directly or indirectly, ten percent (10%) or more of the outstanding equity interest of such Person. A Person shall be deemed to control another Person if the controlling Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the other Person, whether through the ownership of voting securities, by contract, or otherwise.

          "Agent" means the Bank, solely in its capacity as agent for the Lenders, and any successor agent.

          "Agent Advances" has the meaning specified in Section 2.2(i).

          "Agent-Related Persons" means the Agent and any successor agent, together with their respective Affiliates, and the officers, directors, employees, counsel, representatives, agents and attorneys-in-fact of such Persons.

          "Agent's Liens" means the Liens granted to the Agent, for the ratable benefit of the Lenders, the Bank and the Agent, pursuant to this Agreement and the other Loan Documents.

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          "Aggregate Outstandings" means, at any date of determination, without duplication: the sum of (a) the aggregate unpaid principal balance of all Revolving Loans, (b) one hundred percent (100%) of the aggregate undrawn amount of all outstanding Letters of Credit and (c) the aggregate amount of any unpaid reimbursement obligations in respect of all Letters of Credit.

          "Agreed Administrative Expense Claim Priorities" means the administrative expense claims incurred by the Borrowers and shall have the following order of priority:

          first, (i) amounts payable pursuant to 28 U.S.C. (S) 1930(a)(6), (ii) professional fees and expenses of any examiner in connection with the Partial Final Judgment and Order of Permanent Injunction and Other Equitable Relief entered in the matter of United States Securities and Exchange Commission v. Spiegel, Inc. on March 11, 2003 and (iii) upon the occurrence and during the continuance of an Event of Default, unpaid allowed fees and expenses (whether incurred prior to or subsequent to such Event of Default) of attorneys, accountants, financial advisors, consultants and other professionals retained by the Borrowers, or any official creditors' committee (the "Creditors' Committee") or other statutory committee appointed in the Case pursuant to (S)(S) 327 and 1103 of the Bankruptcy Code or any Chapter 11 or Chapter 7 trustees appointed in the Case (except, in each case, to the extent that such fees and expenses represent services or were incurred in the prosecution of actions, claims or causes of action against the Bank, the Agent or any of the Lenders in connection with a challenge to any aspect of their rights and obligations with respect to any Loan Document) ("Professional Expenses"), but the amount of Professional Expenses entitled to priority under clause (iii) of this clause first ("Priority Professional Expenses") shall not exceed in the aggregate an amount (the "Priority Professional Expense Cap") equal to $5,000,000; provided, however, that prior to the occurrence of an Event of Default any payments actually made to such professionals under 11 U.S.C.
     (S)(S) 330 and 331 in respect of fees and expenses incurred shall not reduce the Priority Professional Expense Cap;

          second, all Obligations; and

          third, all other allowed administrative expense claims.

          "Agreement" means this Loan and Security Agreement.

          "Agreement Value" means, for each Hedge Agreement, on any date of determination, an amount determined by the Agent equal to: (a) in the case of a Hedge Agreement documented pursuant to the Master Agreement (Multicurrency-Cross Border) published by the International Swap and Derivatives Association, Inc. (the "Master Agreement"), the amount, if any, that would be payable by a Loan Party or any of its Subsidiaries to its counterparty to such Hedge Agreement, as if (i) such Hedge Agreement was being terminated early on such date of determination, (ii) such Loan Party or such Subsidiary was the sole "Affected Party", and (iii) the Agent was the sole party determining such payment amount (with the Agent making such determination pursuant to the provisions of the form of Master

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

Agreement); or (b) in the case of a Hedge Agreement traded on an exchange, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to a Loan Party or its Subsidiary party to such Hedge Agreement determined by the Agent based on the settlement price of such Hedge Agreement on such date of determination, or (c) in all other cases, the mark-to-market value of such Hedge Agreement, which will be the unrealized loss on such Hedge Agreement to a Loan Party or its Subsidiary party to such Hedge Agreement determined by the Agent as the amount, if any, by which (i) the present value of the future cash flows to be paid by such Loan Party or such Subsidiary exceeds (ii) the present value of the future cash flows to be received by such Loan Party or such Subsidiary pursuant to such Hedge Agreement; capitalized terms used and not otherwise defined in this definition shall have the respective meanings set forth in the above described Master Agreement.

          "Anniversary Date" means each anniversary of the Closing Date.

          "Applicable Margin" means, with respect to Base Rate Loans and all other Obligations (other than LIBOR Rate Loans), 1.00%; and with respect to LIBOR Rate Loans, 3.00%.

          "Appraisals" means a collective reference to the Accounts Appraisal, the Inventory Appraisal and the Real Estate Appraisal, and "Appraisal" means any one of them.

          "Arranger" has the meaning specified in the introductory paragraph hereof.

          "Assignee" has the meaning specified in Section 13.3(a).

          "Assignment and Acceptance" has the meaning specified in Section 13.3(a).

          "Attorney Costs" means and includes (i) all reasonable fees, expenses and disbursements of any law firm or other counsel engaged by the Agent and (ii) to the extent incurred on or prior to the Final Bankruptcy Court Order Date, all reasonable fees, expenses and disbursements of any law firm engaged by any of the Initial Lenders (other than the Bank).

          "Authorized Representative" has the meaning specified in the introductory paragraph hereof.

          "Bank" means Bank of America, N.A., a national banking association, or any successor entity thereto.

          "Bank Loan" and "Bank Loans" have the meanings specified in Section 2.2(h).

          "Bank Products" means any one or more of the following types of services or facilities extended to any Loan Party by the Bank or any Affiliate of the Bank, or any other Lender (or any of its Affiliates) or other bank, in each case, reasonably acceptable to the Agent (it being agreed by the Agent that each of the Initial Lenders and their respective Affiliates is acceptable to the Agent): (i) credit cards (including, without limitation, merchant card processing services); (ii) ACH Transactions; (iii) cash management, including controlled disbursement services; and (iv) Hedge Agreements.

          "Bank Product Reserves" means all reserves which the Agent from time to time establishes in its reasonable discretion for the Bank Products then provided or outstanding.

          "Bankruptcy Code" means Title 11 of the United States Code (11 U.S.C.
(S) 101 et seq.).

          "Bankruptcy Court" means the United States Bankruptcy Court for the Southern District of New York and, to the extent the United States District Court for the Southern District of New York sits in bankruptcy with respect to any matter relating to the Case, then the United States District Court for the Southern District of New York.

          "Base Rate" means, for any day, the rate of interest in effect for such day as publicly announced from time to time by the Bank in Charlotte, North Carolina, as its "prime rate" (the "prime rate" being a rate set by the Bank based upon various factors including the Bank's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate). Any change in the prime rate announced by the Bank shall take effect at the opening of business on the day specified in the public announcement of such change. Each Interest Rate based upon the Base Rate shall be adjusted simultaneously with any change in the Base Rate.

          "Base Rate Loan" means a Loan during any period in which it bears interest based on the Base Rate.

          "Blocked Account Agreement" means an agreement among a Loan Party, the Agent and a Clearing Bank, in form and substance reasonably satisfactory to the Agent, concerning the collection of payments which represent the proceeds of Accounts or of any other Collateral.

          "Borrowers" has the meaning specified in the introductory paragraph to this Agreement.

          "Borrowing" means a borrowing hereunder consisting of Loans made on the same day by the Lenders to the Borrowers (or by the Bank in the case of a Borrowing funded by Bank Loans) or by the Agent in the case of a Borrowing consisting of an Agent Advance.

          "Borrowing Base Certificate" means a certificate by a Responsible Officer of each of the Borrowers and Eddie Bauer Canada, substantially in the form of Exhibit B (or another form acceptable to the Agent) setting forth a good faith calculation of the Combined Availability, including a good faith calculation of each component thereof, as of the close of business no more than three (3) Business Days prior to the date of such certificate, all in such detail as shall be satisfactory to the Agent. All calculations of Combined Availability in connection with the preparation of any Borrowing Base Certificate shall originally be made by the Borrowers and

Eddie Bauer Canada and certified to the Agent; provided, that the Agent shall have the right to review and adjust, in the exercise of its reasonable credit judgment, any such calculation (1) to reflect its reasonable estimate of declines in value of any of the Collateral described therein, and (2) to the extent that such calculation is not in accordance with this Agreement.

          "Budget" means (a) on the Closing Date, the Initial Budget and (b) thereafter, each Budget delivered pursuant to Section 6.7(i).

          "Business Day" means (a) any day that is not a Saturday, Sunday, or a day on which banks in New York, New York or Charlotte, North Carolina are required or permitted to be closed, and (b) with respect to all notices, determinations, fundings and payments in connection with the LIBOR Rate or LIBOR Rate Loans, any day that is a Business Day pursuant to clause (a) above and that is also a day on which trading in Dollars is carried on by and between banks in the London interbank market.

          "Canadian Effective Date" means the date on which the Agent determines that it has a perfected first priority Lien on all the Inventory of Eddie Bauer Canada pursuant to the Canadian Security Documents, and the Agent has received such documents, opinions and certificates as the Agent shall have requested in connection therewith. Prior to the Canadian Effective Date, the provisions of this Agreement applicable solely to any Plans of the Canadian Guarantors shall not be effective.

          "Canadian Guarantees" means the Guarantees, dated as of the date hereof, made by each of the Canadian Guarantors in favor of the Agent for the benefit of the Agent and the Lenders.

          "Canadian Guarantors" means Eddie Bauer Canada and Spiegel Canada.

          "Canadian Security Agreements" means the Security Agreements, dated as of the date hereof, between each of the Canadian Guarantors and the Agent for the benefit of the Agent and the Lenders.

          "Canadian Security Documents" means the Canadian Security Agreements and any other agreements entered into by either of the Canadian Guarantors pursuant to which the Agent has been granted a Lien to secure any and all of the Obligations.

          "Capital Adequacy Regulation" means any guideline, request or directive of any central bank or other Governmental Authority, or any other law, rule or regulation, whether or not having the force of law, in each case, regarding capital adequacy of any Lender or of any corporation controlling a Lender.

          "Capital Expenditures" means all payments due (whether or not paid) in respect of the cost of any fixed asset or improvement, or replacement, substitution, or addition thereto, which has a useful life of more than one year, including, without limitation, those costs arising in connection with the direct or indirect acquisition of such asset by way of increased product or service charges or in connection with a Capital Lease.

          "Capital Lease" means any lease of property by any Loan Party which, in accordance with GAAP, should be reflected as a capital lease on the balance sheet of such Loan Party.

          "Cardholder Agreement" means the agreement (and the related application) for any Major Credit Card Account or Consumer Credit Card Account, as such agreement may be amended, modified or otherwise changed from time to time in accordance with the terms thereof.

          "Cardholder Guidelines" means the policies and procedures of a credit card issuer relating to the operation of its credit card business in form and substance satisfactory to the Agent and the Initial Lenders, including, without limitation, the policies and procedures for determining the creditworthiness of potential and existing credit card customers, and relating to the maintenance of credit card accounts and collection of credit card receivables, as such policies and procedures may be amended from time to time with the prior written consent of the Agent.

          "Carve-Out Expenses" means those amounts, fees, expenses and claims set forth in clause first of the definition of the term "Agreed Administrative Expense Claim Priorities."

          "Carve-Out Reserve" means at any time an amount equal to $5,000,000.

          "Case" has the meaning specified in the Recitals hereof.

          "Catalog" has the meaning specified in the introductory paragraph of this Agreement.

          "Change of Control" means either of the following: (i) any event the result of which is the failure of the Otto Interests to own, directly or indirectly, free and clear of all Liens (other than Liens of the type permitted by subsections (a), (c) or (f) of the definition of "Permitted Liens") at least 67% of the capital stock of Spiegel or (ii) Spiegel shall fail to own, directly or indirectly, 100% of the outstanding equity interests of each other Loan Party.

          "Chattel Paper" means, with respect to any Loan Party, all of such Loan Party's now owned or hereafter acquired chattel paper, as defined in the UCC, including electronic chattel paper.

          "Clearing Bank" means the Bank or any other banking institution with whom a Payment Account has been established pursuant to a Blocked Account Agreement.

          "Closing Date" means the date of this Agreement.

          "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute, and regulations promulgated thereunder.

          "Collateral" has the meaning specified in Section 6.1.

          "Combined Availability" of the Borrowers means, at any time:

          (a) prior to the Final Bankruptcy Court Order Date:

          the lesser of (i) the Maximum Revolver Amount at such time or (ii) up to the sum of (A) the lesser of (1) 50% of the aggregate amount of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective Date) at such time, calculated at the lower of cost (on a FIFO basis) or market value and (2) 75% of the aggregate Orderly Liquidation Value of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective
          Date) at such time and (B) the LC Inventory Availability at such time,

              on or after the Final Bankruptcy Court Order Date:

          the lesser of (i) the Maximum Revolver Amount at such time or (ii) the sum of up to (A) 85% of the aggregate Net Amount of Eligible Major Credit Card Receivables of the Borrowers at such time, plus (B) the lesser of (1) 65% of the aggregate amount of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective
          Date) at such time, calculated at the lower of cost (on a FIFO basis) or market value and (2) 85% of the aggregate Orderly Liquidation Value of Eligible Inventory of the Borrowers and Eddie Bauer Canada (on and after the Canadian Effective Date) at such time, plus (C) the LC Inventory Availability at such time, plus (D) prior to the Consumer Credit Card Account Line Expiration Date, the least of (1) 70% of the aggregate Net Amount of Eligible Consumer Credit Card Receivables of the Borrowers at such time, (2) the sum of (x) 85% of the aggregate Net Liquidation Value of Eligible Consumer Credit Card Receivables of the Borrowers at such time and (y) the lesser of $45,000,000 and the Real Estate Availability and (3) $50,000,000 less the aggregate amount of reductions (not to exceed $50,000,000) of the Commitments made under Section 4.2(b), plus (E) on and after the Consumer Credit Card Account Line Expiration Date, except during the Real Estate Seasonal Availability Period, the lesser of (x) $15,000,000 less the aggregate amount of reductions of the Commitments made under Section 4.2(b) that have not been applied to reduce the amount of clause (D)(3) above and
          (y) the Real Estate Availability plus (F) during the Real Estate Seasonal Availability Period, the lesser of (x) $45,000,000 (for the Real Estate Seasonal Availability Period in 2004, such lesser amount as shall be agreed to by the Authorized Representative, the Agent and Majority Lenders) less the aggregate amount of reductions of the Commitments made under Section 4.2(b) that have not been applied to reduce the amount of clause (D)(3) above and (y) the Real Estate Availability, minus

          (b) the sum of (i) the aggregate unpaid balance of all Revolving Loans made to the Borrowers at such time, (ii) the aggregate amount of all Pending Revolving

          Loans to be made to the Borrowers at such time, (iii) the aggregate undrawn amount of all outstanding Letters of Credit at such time, (iv) the aggregate amount of any unpaid reimbursement Obligations in respect of Letters of Credit at such time, (v) reserves (if any) established by the Agent at such time for accrued interest on the Obligations, (vi) reserves (including, without limitation, the Carve-Out Reserve) for Carve-Out Expenses (whether or not an Event of Default exists), claims against any Lender or the Agent under Section 506(c) of the Bankruptcy Code and other claims against any of the Borrowers that the Agent reasonably believes could have priority over the Obligations and (vii) all other Reserves at such time which the Agent has established in the exercise of its reasonable credit judgment to maintain with respect to the Borrowers' account, including, without limitation, reserves for landlord's liens with respect to real properties leased by a Borrower or Eddie Bauer Canada or Inventory of a Borrower or Eddie Bauer Canada located at premises not owned by such Borrower or Eddie Bauer Canada, as the case may be, reserves for gift certificates, reserves for shrinkage and returns and markdowns and reserves for any amounts which the Agent or any Lender may be obligated to pay in the future for the account of any Borrower or Eddie Bauer Canada.

          "Commitment" means, at any time with respect to a Lender, the principal amount set forth beside such Lender's name under the heading "Commitment" on Schedule 1.1(a) attached to this Agreement or on the signature page of the Assignment and Acceptance pursuant to which such Lender became a Lender hereunder in accordance with the provisions of Section 13.3, as such Commitment may be adjusted from time to time in accordance with the provisions of Section 13.3 and Section 4.2, and "Commitments" means, collectively, the aggregate amount of the commitments of all of the Lenders.

          "Consumer Credit Card Account" means each credit card account issued by a Borrower to an obligor pursuant to a Cardholder Agreement between such Borrower and such obligor and existing pursuant to a Borrower's program of originating private label credit card receivables from sales by such Borrower of merchandise or services as specified in the Cardholder Guidelines for such Borrower.

          "Consumer Credit Card Account Line Expiration Date" means the date 120 days after the Final Bankruptcy Court Order Date.

          "Consumer Credit Card Receivables" means, on any day in respect of any Consumer Credit Card Account, all amounts (other than amounts which represent finance charges, late payment fees, annual fees (if any), credit insurance premiums, returned check charges or any other fees or charges) billed to the obligor on such Consumer Credit Card Account with respect to sales by a Borrower of merchandise or services. In calculating the aggregate amount of Consumer Credit Card Receivables on any day, the amount of Consumer Credit Card Receivables shall be reduced by the aggregate amount of credit balances in the Consumer Credit Card Accounts on such day.

          "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, asbestos in any form or condition, polychlorinated biphenyls ("PCBs"), or any constituent of any such substance or waste.

          "Conversion/Continuation Date" means the date of any conversion or continuation of a Base Rate Loan or LIBOR Rate Loan, or portion thereof, as contemplated by Section 3.2.

          "Credit Support" has the meaning specified in Section 2.3(a).

          "Creditors' Committee" has the meaning specified in the definition of Agreed Administrative Expense Claim Priorities.

          "DIP Orders" means and refers to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order.

          "Debt" means, without duplication, all liabilities, obligations and indebtedness of any Loan Party to any Person, of any kind or nature, now or hereafter owing, arising, due or payable, howsoever evidenced, created, incurred, acquired or owing, whether primary, secondary, direct, contingent, fixed or otherwise, consisting of indebtedness for borrowed money or the deferred purchase price of property, excluding trade payables, but including in any event (a) all Obligations; (b) all obligations and liabilities of any Person secured by any Lien on any Loan Party's property, even though such Loan Party shall not have assumed or become liable for the payment thereof; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Loan Party prepared in accordance with GAAP; (c) all obligations or liabilities created or arising under any Capital Lease or conditional sale or other title retention agreement with respect to property used or acquired by any Loan Party, even if the rights and remedies of the lessor, seller or lender thereunder are limited to repossession of such property; provided, however, that all such obligations and liabilities which are limited in recourse to such property shall be included in Debt only to the extent of the book value of such property as would be shown on a balance sheet of such Loan Party prepared in accordance with GAAP; (d) all obligations and liabilities under Guaranties; (e) the present value (discounted at the Base Rate) of lease payments due under synthetic leases; (f) all obligations and liabilities of any Loan Party, contingent or otherwise, as an account party or applicant under or in respect of a letter of credit; and (g) all obligations and liabilities of any Loan Party in respect of Hedge Agreements, with Hedge Agreements to be valued at the Agreement Value thereof.

          "Default" means any event or circumstance which, with the giving of notice, the lapse of time, or both, would (if not cured, waived, or otherwise remedied during such time) constitute an Event of Default.

          "Default Rate" means a fluctuating per annum interest rate at all times equal to the sum of (a) the otherwise applicable Interest Rate plus (b) 2% per annum. Each Default Rate shall be adjusted simultaneously with any change in the applicable Interest Rate. In addition, the Default Rate shall result in an increase in the Letter of Credit Fee by two percentage points per annum.

          "Defaulting Lender" has the meaning specified in Section 2.2(g)(ii).

          "Distribution" means, in respect of any corporation: (a) the payment or making of any dividend or other distribution of property in respect of capital stock (or any options or warrants for, or other rights with respect to, such stock) of such corporation, other than distributions in capital stock (or any options or warrants for such stock) of the same class; or (b) the redemption or other acquisition by such corporation of any capital stock (or any options or warrants for such stock) of such corporation.

          "Documents" means, with respect to any Loan Party, all documents as such term is defined in the UCC, including bills of lading, warehouse receipts or other documents of title, now owned or hereafter acquired by such Loan Party.

          "DOL" means the United States Department of Labor or any successor department or agency.

          "Dollar" and "$" means dollars in the lawful currency of the United States. Unless otherwise specified, all payments under this Agreement shall be made in Dollars.

          "Eddie Bauer" has the meaning specified in the introductory paragraph of this Agreement.

          "Eddie Bauer Canada" means Eddie Bauer of Canada, Inc., a Canadian corporation.

          "Eligible Assignee" means (a) a commercial bank, commercial finance company or other asset based lender, having total assets in excess of $1,000,000,000, that is reasonably acceptable to the Agent and, from and after the date that each of the Initial Lenders has a Commitment of $50,000,000 or less and only so long as no Event of Default has occurred and is continuing, reasonably acceptable to the Authorized Representative; (b) any Lender listed on the signature page of this Agreement; (c) any Affiliate of any Lender; and (d) if an Event of Default has occurred and is continuing, any other financial institution or other Person engaged in making, purchasing or investing in commercial loans in the ordinary course of its business that is reasonably acceptable to the Agent.

          "Eligible Consumer Credit Card Accounts" means all Consumer Credit Card Accounts which the Agent in the exercise of its reasonable discretion determines to be Eligible Consumer Credit Card Accounts.

          "Eligible Consumer Credit Card Receivables" means all Consumer Credit Card Receivables which the Agent in the exercise of its reasonable discretion determines to be Eligible Consumer Credit Card Receivables.

          "Eligible Inventory" means Inventory of a Borrower or Eddie Bauer Canada, valued at the lower of cost (on a first-in, first-out basis) or market, which the Agent, in its reasonable discretion, determines to be Eligible Inventory. Without limiting the discretion of the Agent to establish other criteria of ineligibility, Eligible Inventory shall not, unless the Agent in its sole discretion elects, include any Inventory:

          (a)  that is not owned by the Borrowers or Eddie Bauer Canada;

          (b) that is not subject to the Agent's Liens, which are perfected as to such Inventory, or that are subject to any other Lien whatsoever (other than the Liens described in clause (d), (g), (k) or (m) of the definition of Permitted Liens provided that such Permitted Liens (i) are junior in priority to the Agent's Liens or subject to Reserves and (ii) do not impair directly or indirectly the ability of the Agent to realize on or obtain the full benefit of the Collateral);

          (c)  that does not consist of finished goods;

          (d) that consists of raw materials, work-in-process, chemicals, samples, prototypes, supplies, or packing and shipping materials;

          (e) that is not in good condition, is unmerchantable, or does not meet all standards imposed by any Governmental Authority, having regulatory authority over such goods, their use or sale;

          (f) that is not currently either usable or salable, at prices approximating at least cost, in the normal course of the Borrowers' or Eddie Bauer Canada's business, or that is slow moving or stale;

          (g) that is obsolete or repossessed or used goods taken in trade or held for return to vendors;

          (h) that is located outside the United States of America (in the case of the Borrowers) or Canada (in the case of Eddie Bauer Canada) (or that is in-transit from vendors or suppliers);

          (i) that is located in a public warehouse or in possession of a bailee or in a facility leased by any of the Borrowers or Eddie Bauer Canada, if the warehouseman, or the bailee, or the lessor has not delivered to the Agent, if requested by the Agent, a subordination agreement in form and substance satisfactory to the Agent or if a Reserve for rents or storage charges, if the Agent so requires, has not been established for Inventory at that location;

          (j) that contains or bears any Proprietary Rights licensed to a Borrower or Eddie Bauer Canada by any Person, if the Agent is not satisfied that it may sell or otherwise dispose of such Inventory in accordance with the terms of Section 11.2 without infringing the rights of the licensor of such Proprietary Rights or violating any contract with such licensor (and without payment of any royalties other than any royalties due with respect to the sale or disposition of such Inventory pursuant to the existing license agreement), and, as to which the applicable Borrower or Eddie Bauer Canada, as the case may be, has not delivered to the Agent a consent or sublicense agreement from such licensor in form and substance acceptable to the Agent if requested;

          (k) that is not reflected in the details of a current perpetual inventory report; or

          (l) that is Inventory placed on consignment.

          If any Inventory at any time ceases to be Eligible Inventory, such Inventory shall promptly be excluded from the calculation of Eligible Inventory.

          "Eligible Major Credit Card Accounts" means all Major Credit Card Accounts which the Agent in the exercise of its reasonable discretion determines to be Eligible Major Credit Card Accounts. Without limiting the discretion of the Agent to establish criteria of eligibility and ineligibility, Eligible Major Credit Card Accounts shall not, unless the Agent in its sole discretion elects, include any Major Credit Card Account unless such Major Credit Card Account:

          (a) is payable in Dollars;

          (b) has been originated in connection with the extension of credit to an obligor who is a natural person and whose application for the extension of credit was processed by a Major Credit Card Company and determined to be in compliance with the Cardholder Guidelines, including those relating to the extension of credit;

          (c) has not been classified by any Major Credit Card Company as counterfeit, canceled or fraudulent, and with respect to which any card issued in connection therewith has not been stolen or lost;

          (d) the obligor on which has provided, as its most recent billing address, an address which is located in the United States;

          (e) has not been charged off; and

          (f) with respect to which all filings, consents, licenses, approvals and authorizations of, and registrations or declarations with, any Governmental Authority required to be obtained, effected or given in connection with the creation of the underlying Major Credit Card Receivable(s) in such Major Credit Card Account or the execution, delivery and performance of the Cardholder Agreement pursuant to which such underlying Major Credit Card

Receivable(s) was created, have been duly obtained, effected or given and are in full force and effect as of such date of creation.

          "Eligible Major Credit Card Receivables" means all Major Credit Card Receivables which the Agent in the exercise of its reasonable discretion determines to be Eligible Major Credit Card Receivables. Without limiting the discretion of the Agent to establish criteria of eligibility and ineligibility, Eligible Major Credit Card Receivables shall not, unless the Agent in its sole discretion elects, include any Major Credit Card Receivable unless such Major Credit Card Receivable:

          (a) has arisen under an Eligible Major Credit Card Account;

          (b) was created in compliance with all Requirements of Law and pursuant to a Cardholder Agreement that complies with all Requirements of Law;

          (c) is such that at the time of and at all times after the creation of such Major Credit Card Receivable the applicable Borrower has good and marketable title thereto, free and clear of all Liens (other than Liens enacted hereunder in favor of the Agent);

          (d) is the legal, valid and binding payment obligation of the obligor thereon, enforceable against such obligor in accordance with its terms, subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors' rights and to general equitable principles;

          (e) constitutes an "account" or a "general intangible" under Article 9 of the UCC;

          (f) complies with an aging requirement agreeable to the Borrowers, the Agent and the Initial Lenders;

          (g) is subject to a first priority and perfected security interest in favor of the Agent for the benefit of the Agent and the Lenders; and

          (h) complies with each of the representations, warranties, covenants and agreements contained in Section 6.8 relating thereto.

          "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for a Release or injury to the environment.

          "Environmental Compliance Reserve" means any reserve which the Agent establishes in its reasonable discretion after prior written notice to the Authorized Representative from time to time for amounts that are reasonably likely to be expended by any of the Borrowers in order for the applicable Borrowers and their operations and property (a) to comply with any notice from a Governmental Authority asserting material non-compliance with Environmental

Laws, or (b) to correct any such material non-compliance identified in a report delivered to the Agent and the Lenders pursuant to Section 9.7.

          "Environmental Laws" means all federal, state, provincial or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authority, in each case relating to environmental, health, safety and land use matters.

          "Environmental Lien" means a Lien in favor of any Governmental Authority for (1) any liability under any Environmental Laws, or (2) damages arising from, or costs incurred by such Governmental Authority in response to a Release or threatened Release of a Contaminant into the environment.

          "Equipment" means, with respect to any Loan Party, all of such Loan Party's now owned and hereafter acquired machinery, equipment, furniture, furnishings, fixtures, and other tangible personal property (except Inventory), including embedded software, motor vehicles with respect to which a certificate of title has been issued, aircraft, dies, tools, jigs, molds and office equipment, as well as all of such types of property leased by such Loan Party and all of such Loan Party's rights and interests with respect thereto under such leases (including, without limitation, options to purchase); together with all present and future additions and accessions thereto, replacements therefor, component and auxiliary parts and supplies used or to be used in connection therewith, and all substitutes for any of the foregoing, and all manuals, drawings, instructions, warranties and rights with respect thereto; wherever any of the foregoing is located.

          "ERISA" means the Employee Retirement Income Security Act of 1974, and regulations promulgated thereunder, as amended from time to time.

          "ERISA Affiliate" means any trade or business (whether or not incorporated) under common control with any Loan Party within the meaning of
Section 414(b) or (c) of the Code or Section 4001(a)(14) of ERISA.

          "ERISA Event" means (a) a Reportable Event with respect to a Pension Plan; (b) a withdrawal by any Loan Party or any ERISA Affiliate from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or an employer under the PBA or a cessation of operations which is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by any Loan Party or any ERISA Affiliate from a Multiemployer Plan or other law or Plan regulated or governed by the PBA or other applicable legislation or notification that a Multiemployer Plan or Plan regulated or governed by the PBA or other applicable legislation is in reorganization; (d) the filing of a notice of intent to terminate, the treatment of a Plan amendment as a termination under
Section 4041 or 4041A of ERISA or other law, or the commencement of proceedings by the PBGC or other applicable Governmental Authority to terminate a Pension Plan or Multiemployer Plan; (e) the occurrence of an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA or other law for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under
Section 4007 of ERISA, the PBA or other applicable legislation, upon any Loan Party or any ERISA Affiliate, in each case, other than the commencement of the Case or (g) with respect to any Plan of Eddie Bauer Canada, any failure to make a mandatory contribution when due in respect of such Plan.

          "Eurodollar Reserve Percentage" means, for any day during any Interest Period, the reserve percentage (expressed as a decimal, rounded upward to the next 1/100/th/ of 1%) in effect on such day applicable to member banks under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency funding (currently referred to as "Eurocurrency liabilities"). The Offshore Rate for each outstanding LIBOR Rate Loan shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

          "Event of Default" has the meaning specified in Section 11.1.

          "Exchange Act" means the Securities and Exchange Act of 1934, and regulations promulgated thereunder.

          "Excluded Subsidiaries" means those Subsidiaries of Spiegel listed on
Schedule 1.1(b) hereto.

          "Existing Liens" means all Liens on any assets or properties of any Loan Party in existence on the Petition Date as set forth on Schedule 9.19.

          "FDIC" means the Federal Deposit Insurance Corporation, and any Governmental Authority succeeding to any of its principal functions.

          "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Bank on such day on such transactions as determined by the Agent.

          "Federal Reserve Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

          "Fee Letter" means that certain fee letter dated as of the date hereof by and among the Borrowers, the Agent and Banc of America Securities LLC, as amended, supplemented or otherwise modified from time to time.

          "Final Bankruptcy Court Order" means an order, of the Bankruptcy Court, in form, scope and substance acceptable to the Agent and the Initial Lenders, finally approving this Agreement and the other Loan Documents, as such order may be amended, modified or supplemented from time to time with the express written joinder and consent of the Agent, the Majority Lenders and the Borrowers and the approval of the Bankruptcy Court, which order has not been vacated, appealed, reversed, stayed, modified or supplemented.

          "Final Bankruptcy Court Order Date" means the date (which shall be no later than 45 days after the date hereof) on which the Final Bankruptcy Court Order shall have been duly entered by the Bankruptcy Court and shall be in full force and effect, and shall not have been reversed, stayed, modified or amended, absent written consent of the Agent, the Majority Lenders and the Borrowers.

          "Final Order" means an order of the Bankruptcy Court (a) as to which the time to appeal, petition for certiorari or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari or other proceedings for reargument or rehearing shall then be pending, or (b) if an appeal, writ of certiorari, reargument or rehearing thereof has been filed or sought, such order of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied or reargument or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari or move or reargument or rehearing shall have expired; provided, however, that the possibility that a motion under Rule 59 or Rule 60 of the Federal Rules of Civil Procedure, or any analogous rule under the Federal Rules of Bankruptcy Procedure, may be filed with respect to such order shall not cause such order not to be a Final Order.

          "Financial Statements" means, according to the context in which it is used, the financial statements referred to in Section 8.6 or any other financial statements required to be given to the Lenders or the Agent pursuant to this Agreement.

          "First Day Orders" means all orders entered by the Bankruptcy Court on the Petition Date or within five (5) Business Days of the Petition Date or based on motions filed on the Petition Date, in each case, which are acceptable to the Agent and the Initial Lenders.

          "Fiscal Year" means the period of 52 or 53 consecutive weeks which make up the fiscal year of Spiegel and its Subsidiaries.

          "Fixed Assets" means, with respect to any Loan Party, Equipment and Real Estate of such Loan Party.

          "Funding Date" means the date on which a Borrowing occurs.

          "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession).

          "General Intangibles" means, with respect to any Loan Party, all of such Loan Party's now owned or hereafter acquired general intangibles, choses in action and causes of action and all other intangible personal property of such Loan Party of every kind and nature (other than Accounts), including, without limitation, all contract rights, payment intangibles, Proprietary Rights, corporate or other business records, inventions, designs, blueprints, plans, specifications, patents, patent applications, trademarks, service marks, trade names, trade secrets, goodwill, copyrights, computer software, customer lists, registrations, licenses, franchises, tax refund claims, any funds which may become due to such Loan Party in connection with the termination of any Plan or other employee benefit plan or any rights thereto and any other amounts payable to such Loan Party from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, proceeds of insurance covering the lives of key employees on which such Loan Party is beneficiary, rights to receive dividends, distributions, cash, Instruments and other property in respect of or in exchange for pledged equity interests or Investment Property and any letter of credit, guarantee, claim, security interest or other security held by or granted to such Loan Party, letter of credit, guarantee, claim, security interest or other security held by or granted to such Loan Party.

          "Governmental Authority" means any nation or government, any state, province, municipality or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, any corporation or other entity owned or controlled, through stock or capital ownership or otherwise, by any of the foregoing and any department, agency, board, commission, tribunal, committee or instrumentality of any of the foregoing.

          "Guarantors" has the meaning specified in the introductory paragraph hereof (and includes, without limitation, and in any event, the Canadian Guarantors).

          "Guaranty" or "Guarantee" means, with respect to any Person, all obligations of such Person which in any manner directly or indirectly guarantee or assure, or in effect guarantee or assure, the payment or performance of any indebtedness, dividend or other obligations of any other Person (the "guaranteed obligations"), or assure or in effect assure the holder of the guaranteed obligations against loss in respect thereof, including, without limitation, any such obligations incurred through an agreement, contingent or otherwise: (a) to purchase the guaranteed obligations or any property constituting security therefor; (b) to advance or supply funds for the purchase or payment of the guaranteed obligations or to maintain a working capital or other balance sheet condition; or (c) to lease property or to purchase any debt or equity securities or other property or services.

          "Hedge Agreement" means any and all transactions, agreements or documents now existing or hereafter entered into, which provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging any Loan Party's exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices.

          "Initial DIP Forecast" has the meaning specified in the defined term Latest Projections.

          "Initial Lenders" means a collective reference to the Bank, Fleet Retail Finance Inc. and The CIT Group/Business Credit, Inc. and "Initial Lender" means any one of them.

          "Instruments" means, with respect to any Loan Party, all instruments as such term is defined in the UCC, now owned or hereafter acquired by such Loan Party.

          "Intercompany Accounts" means all assets and liabilities, however arising, which are due to Spiegel and/or any of its Subsidiaries from, which are due from Spiegel and/or any of its Subsidiaries to, or which otherwise arise from any transaction by Spiegel and/or any of its Subsidiaries with, any other of Spiegel or any of its Subsidiaries or any Affiliate of Spiegel or any of its Subsidiaries.

          "Interest Period" means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Conversion/Continuation Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, two or three months thereafter as selected by the Borrowers in their Notice of Borrowing or Notice of Conversion/Continuation; provided that:

               (i) if any Interest Period would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

               (ii) any Interest Period pertaining to a LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

               (iii) no Interest Period shall extend beyond the Stated Termination Date.

          "Interest Rate" means each or any of the interest rates, including the Default Rate, set forth in Section 3.1.

          "Interim Bankruptcy Court Order" means the order dated March 17, 2003, entered by the Bankruptcy Court, a copy of which is attached hereto as Exhibit A, approving this Agreement, as such order may be amended, modified or supplemented from time to time with the express written consent of the Agent, the Initial Lenders and the Borrowers and the approval of the Bankruptcy Court.

          "Interim Bankruptcy Court Order Date" means the date on which the Interim Bankruptcy Court Order is entered by the Bankruptcy Court.

          "Inventory" means, with respect to any Loan Party, all of such Loan Party's now owned and hereafter acquired inventory, goods and merchandise, wherever located, to be furnished under any contract of service or held for sale or lease, all returned goods, raw materials, work in process, finished goods (including embedded software), other materials and supplies of any kind, nature or description which are used or consumed in such Loan Party's business or used in connection with the packing, shipping, advertising, selling or finishing of such goods, merchandise and such other personal property, and all documents of title or other Documents representing them.

          "Inventory Appraisal" means (a) on the Closing Date, the appraisal prepared by Great American dated March 11, 2003 and (b) thereafter, each Inventory Appraisal delivered pursuant to Section 15.20, as updated pursuant to such Section.

          "Investment Property" means, with respect to any Loan Party, all of such Loan Party's right, title and interest in and to any and all: (a) securities whether certificated or uncertificated; (b) securities entitlements;
(c) securities accounts; (d) commodity contracts; or (e) commodity accounts.

          "IRS" means the Internal Revenue Service and any Governmental Authority succeeding to any of its principal functions under the Code.

          "Joint Venture Investments" means those investments required to be made by Eddie Bauer under joint venture agreements with respect to Eddie Bauer Japan, Inc. and Eddie Bauer GmBH Germany, as in effect on the date hereof, but only so long as in any Fiscal Year the aggregate amount of such investments do not exceed the aggregate amount received by Eddie Bauer in such Fiscal Year from such Persons.

          "Latest Projections" means: (a) on the Closing Date and thereafter until the Agent receives new projections pursuant to Section 7.2(f), the DIP forecast of the consolidated financial condition, results of operations and cash flows of each Borrower and of Spiegel and its subsidiaries, for 2003 and delivered to the Agent prior to the Closing Date (the "Initial DIP

Forecast") attached hereto as Exhibit H; and (b) thereafter, the projections most recently received by the Agent pursuant to Section 7.2(f).

                  "LC Inventory Availability" means, as of any date, an amount equal to 72.25% of the sum of (1) the Orderly Liquidation Percentage for Eddie Bauer Inventory on such date times the undrawn amount of all Letters of Credit issued by the Bank with a term of 90 days or less (from the date of issue) issued to secure the payment by Eddie Bauer of the purchase of overseas Inventory by Eddie Bauer in the ordinary course of its business, (2) the Orderly Liquidation Percentage for Spiegel Inventory on such date times the undrawn amount of all Letters of Credit issued by the Bank with a term of 90 days or less (from the date of issue) issued to secure the payment by Spiegel of the purchase of overseas Inventory by Spiegel in the ordinary course of its business and (3) the Orderly Liquidation Percentage for Newport Inventory on such date times the undrawn amount of all Letters of Credit issued by the Bank with a term of 90 days or less (from the date of issue) issued to secure the payment by Newport of the purchase of overseas Inventory by Newport in the ordinary course of its business, in each case, which Inventory is not included in Eligible Inventory, but would otherwise constitute Eligible Inventory if such Inventory were not in-transit.

                  "Lender" and "Lenders" have the meanings specified in the introductory paragraph hereof and shall include the Agent to the extent of any Agent Advance outstanding and the Bank to the extent of any Bank Loan outstanding; provided that no such Agent Advance or Bank Loan shall be taken into account in determining any Lender's Pro Rata Share.

                  "Letter of Credit" means a letter of credit issued or caused to be issued for the account of the Borrowers pursuant to Section 2.3.

                  "Letter of Credit Fee" has the meaning specified in Section
3.5.

                  "Letter of Credit Issuer" means the Bank, any affiliate of the Bank, any other Lender or any affiliate of any such other Lender, in each instance, that issues any Letter of Credit pursuant to this Agreement.

                  "LIBOR Interest Payment Date" means, with respect to a LIBOR Rate Loan, the first day of each month and the last day of the Interest Period applicable to such Loan.

                  "LIBOR Rate" means, for any Interest Period, with respect to LIBOR Rate Loans, the rate of interest per annum determined pursuant to the following formula:

                  LIBOR Rate   =               Offshore Base Rate
                                   -------------------------------------------
                                      1.00 - Eurodollar Reserve Percentage

                  Where:

                        "Offshore Base Rate" means the rate per annum appearing on Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in

         Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason such rate is not available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates. If for any reason none of the foregoing rates is available, the Offshore Base Rate shall be, for any Interest Period, the rate per annum determined by the Agent as the rate of interest at which dollar deposits in the approximate amount of the LIBOR Rate Loan comprising part of such Borrowing would be offered by the Bank's London Branch to major banks in the offshore dollar market at their request at or about 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period.

                  "LIBOR Revolving Loan" or "LIBOR Rate Loan" means a Revolving Loan during any period in which it bears interest based on the LIBOR Rate.

                  "Lien" means: (a) any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute, or contract, and including, without limitation, a security interest, charge, claim, or lien arising from a mortgage, deed of trust, encumbrance, pledge, hypothecation, assignment, deposit arrangement, agreement, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes; (b) to the extent not included under clause (a), any reservation, exception, encroachment, easement, right-of-way, covenant, condition, restriction, lease or other title exception or encumbrance affecting property; and (c) any contingent or other agreement to provide any of the foregoing.

                  "Loan Account" means the loan account of the Borrowers, which account shall be maintained by the Agent.

                  "Loan Documents" means this Agreement, the Mortgages, the Canadian Guarantees, the Canadian Security Documents, any Hedge Agreement between a Loan Party and a Lender or an affiliate of a Lender, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order, the Fee Letter and any other agreements, instruments, and documents heretofore, now or hereafter evidencing, securing, guaranteeing or otherwise relating to the Obligations, the Collateral, or any other aspect of the transactions contemplated by this Agreement.

                  "Loan Parties" means a collective reference to the Borrowers and the Guarantors, and "Loan Party" means any one of them.

                  "Loans" means, collectively, all loans and advances provided for in Article 2.

                  "Major Credit Card Account" means each credit card account existing pursuant to a credit card issued by MasterCard, Visa, Discover or American Express issued to an obligor pursuant to a Cardholder Agreement between MasterCard, Visa, Discover or American Express and any Person and which is identified by account number, obligor name, obligor address and balance.

                  "Major Credit Card Receivables" means all amounts (other than amounts which represent finance charges, late payment fees, credit insurance premiums, annual fees (if any), returned check charges or any other fees or charges) billed to the obligor on any Major Credit Card Account with respect to sales by a Borrower of merchandise or services and owing by the relevant credit card issuer to such Borrower.

                  "Majority Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than 50% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 50% of the aggregate principal amount of the Loans then outstanding.

                  "Margin Stock" means "margin stock" as such term is defined in Regulation T, U or X of the Federal Reserve Board.

                  "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of (i) any Borrower or (ii) Spiegel and its Subsidiaries taken as a whole or (iii) any substantial portion of the Collateral; (b) a material impairment of the ability of the Loan Parties to perform under any Loan Document and to avoid any Event of Default; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Loan Parties of any Loan Document.

                  "Maximum Revolver Amount" means (i) $150,000,000 at any time prior to the Final Bankruptcy Court Order Date, (ii) $400,000,000 at any time on or after the Final Bankruptcy Court Order Date but prior to the Consumer Credit Card Account Line Expiration Date, and (iii) $350,000,000 at any time after the Consumer Credit Card Account Line Expiration Date, in each case, as such amount may be reduced from time to time in accordance with the provisions of Section 4.2.

                  "Mortgages" means all mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by any Loan Party to or for the benefit of the Agent by which the Agent, on behalf of the Lenders, acquires a Lien on the Real Estate or a collateral assignment of any Loan Party's interest under a lease of Real Estate, and all amendments, modifications and supplements thereto.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Loan Party or any ERISA Affiliate.

                  "Multiple Employer Plan" means a single employer plan, as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of any Loan Party and at least one trade or business other than the Loan Party or
(b) was so maintained and in respect of which any Loan Party could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "Net Amount of Eligible Consumer Credit Card Receivables" means, at any time, the gross amount of Eligible Consumer Credit Card Receivables less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed and less all finance charges, late payment fees, annual fees (if any), credit insurance premiums, returned check charges and any other fees or charges.

                  "Net Amount of Eligible Major Credit Card Receivables" means, at any time, the gross amount of Eligible Major Credit Card Receivables less sales, excise or similar taxes, and less returns, discounts, claims, credits, allowances, accrued rebates, offsets, deductions, counterclaims, disputes and other defenses of any nature at any time issued, owing, granted, outstanding, available or claimed and less all finance charges, late payment fees, annual fees (if any), credit insurance premiums, returned check charges and any other fees or charges.

                  "Net Liquidation Value" means, with respect to the Eligible Consumer Credit Card Receivables of a Borrower at any time, an amount equal to the product of (i) the amount of the Eligible Consumer Credit Card Receivables of such Borrower at such time, multiplied by (ii) the Net Liquidation Value Percentage for such Borrower in effect at such time.

                  "Net Liquidation Value Percentage" means, with respect to Consumer Credit Card Receivables of a Borrower at any time, the ratio (expressed as a percentage) computed by dividing (i) (x) if such percentage is being determined on the Final Bankruptcy Court Order Date or on any date thereafter prior to the first delivery of an Accounts Appraisal pursuant to Section 15.20, the net recovery value of the Consumer Credit Card Receivables of such Borrower (which in any event shall give effect to all costs and expenses of liquidation and collection) as set forth in the Accounts Appraisal delivered to the Agent prior to the Final Bankruptcy Court Order Date and (y) if such percentage is being determined on or after the date of the first delivery of an Accounts Appraisal pursuant to Section 15.20, the net recovery value of the Consumer Credit Card Receivables of such Borrower (which in any event shall give effect to all costs and expenses of liquidation and collection) as set forth in the Accounts Appraisal most recently delivered pursuant to Section 15.20, as updated pursuant to such Section by (ii) the value of the Consumer Credit Card Receivables of such Borrower as set forth in the corresponding Accounts Appraisal (or update thereof).

                  "Newport" has the meaning specified in the introductory paragraph of this Agreement.

                  "Notice of Borrowing" has the meaning specified in Section 2.2(b).

                  "Notice of Conversion/Continuation" has the meaning specified in Section 3.2(b).

                  "Obligations" means all present and future loans, advances, liabilities, obligations, covenants, duties, and debts owing by any Loan Party to the Agent and/or any Lender (or an affiliate of any Lender), arising under or pursuant to this Agreement or any of the other Loan Documents, whether or not evidenced by any note, or other instrument or document, whether arising from an extension of credit, opening of a letter of credit, acceptance, loan, guaranty, indemnification or otherwise, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary, as principal or guarantor, and including, without limitation, all principal, interest, charges, expenses, fees, attorneys' fees, filing fees and any other sums chargeable to any Loan Party hereunder or under any of the other Loan Documents. "Obligations" includes, without limitation, (a) all Revolving Loans and all debts, liabilities, and obligations now or hereafter owing from any Loan Party to the Agent and/or any Lender under or in connection with the Revolving Loans or the Letters of Credit and (b) all debts, liabilities and obligations now or hereafter arising from or in connection with Bank Products.

                  "Ohio Property" means the Real Estate owned by Distribution Fulfillment Services, Inc. (DFS) located at 6600 Alum Creek Drive, Groveport, Ohio.

                  "OIHK" means Otto International (Hong Kong) Limited.

                  "Orderly Liquidation Percentage" means, with respect to Inventory of a Borrower or Eddie Bauer Canada at any time, the ratio (expressed as a percentage) computed by dividing (i) (x) if such percentage is being determined on the Closing Date or on any date prior to the first delivery of an Inventory Appraisal pursuant to Section 15.20, the net recovery value of the Inventory of such Borrower or Eddie Bauer Canada, as the case may be (which in any event shall give effect to all costs and expenses of liquidation) as set forth in the Inventory Appraisal delivered to the Agent prior to the Closing Date and (y) if such percentage is being determined on or after the date of the first delivery of an Inventory Appraisal pursuant to Section 15.20, the net recovery value of the Inventory of such Borrower or Eddie Bauer Canada, as the case may be (which in any event shall give effect to all costs and expenses of liquidation) as set forth in the Inventory Appraisal most recently delivered pursuant to Section 15.20, as updated pursuant to such Section by (ii) the value of the Inventory of such Borrower as set forth in the corresponding Inventory Appraisal (or update thereof).

                  "Orderly Liquidation Value" means, with respect to the Eligible Inventory of a Borrower or Eddie Bauer Canada at any time, an amount equal to the product of (i) the value of the Eligible Inventory of such Borrower or Eddie Bauer Canada, as the case may be, at such time valued at the lower of cost (on a first-in, first-out basis) or market, multiplied by (ii) the Orderly Liquidation Percentage for such Borrower or Eddie Bauer Canada, as the case may be, in effect at such time.

                  "Other Taxes" means any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to this Agreement or any other Loan Documents.

                  "Otto Interests" means (i) Werner Otto of Hamburg, Germany, his spouse and any of his lineal descendants (including, without limitation, Dr. Michael Otto) and their respective spouses (collectively, the "Otto Family"), any Subsidiary of any members of the Otto Family, and any personal representative, trustee or other fiduciary acting in respect of the estate of any member of the Otto Family, (ii) any trust which is solely for the benefit of one or more members of the Otto Family (whether or not any member of the Otto Family is a trustee of such trust) or principally for the benefit of one or more members of the Otto Family (provided that a member of the Otto Family is a trustee of such trust), (iii) Otto, and (iv) Otto-Spiegel Finance G.m.b.H. & Co. KG.

                  "Participating Lender" means any Person who shall have been granted the right by any Lender to participate in the financing provided by such Lender under this Agreement, and who shall have entered into a participation agreement in form and substance satisfactory to such Lender.

                  "Payment Account" means each blocked bank account established pursuant to Section 6.9, to which the funds of a Loan Party (including, without limitation, proceeds of Accounts and other Collateral) are deposited or credited, and which is maintained in the name and under the sole dominion and control of the Agent on terms acceptable to the Agent.

                  "PBA" means the Pension Benefits Act of Ontario and all regulations thereunder as amended from time to time and any successor legislation.

                  "PBGC" means the Pension Benefit Guaranty Corporation or any Governmental Authority succeeding to the functions thereof.

                  "Pending Revolving Loans" means at any time, the aggregate principal amount of all Revolving Loans requested by the Borrowers in any Notice(s) of Borrowing received by the Agent which have not yet been advanced.

                  "Pension Plan" means a pension plan (as defined in Section 3(2) of ERISA) subject to Title IV of ERISA (other than a Multiemployer Plan) or a defined benefit plan maintained in any non-U.S. jurisdiction, in each case which any Loan Party sponsors, maintains, or to which it makes, is making, or is obligated to make contributions, or in the case of a Multiple Employer Plan has made contributions at any time during the immediately preceding five (5) plan years.

                  "Permitted Liens" means the following Liens (to the extent, with respect to any Loan Party or any of its assets or properties, the same are valid, perfected and non-avoidable in accordance with applicable law):

                 (a) Liens for taxes and assessments not delinquent encumbering assets or properties of any Loan Party (other than Liens encumbering Accounts, Inventory, Real Estate) or proceeds thereof that are prior to the Agent's Liens therein) or statutory Liens for taxes encumbering assets or properties of any Loan Party (other than Liens encumbering Accounts, Inventory, Real Estate or proceeds thereof that are prior to the Agent's Liens therein), provided that the payment of such taxes which are due and payable (other than those taxes owing prior to the Petition Date that cannot be paid as a result of a Loan Party's status as a debtor-in-possession) is being contested in good faith and by appropriate proceedings diligently pursued and as to which adequate financial reserves have been established on the relevant Loan Party's books and records and a stay of enforcement of any such Lien is in effect;

                 (b)  the Agent's Liens;

                 (c) Liens consisting of deposits made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance, social security and other similar laws, or to secure the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure indemnity, performance or other similar bonds for the performance of bids, tenders or contracts (other than for the repayment of Debt) or to secure statutory obligations (other than liens arising under ERISA or Environmental Liens) or surety or appeal bonds, or to secure indemnity, performance or other similar bonds (including, without limitation, customs bonds, utility bonds and lease bonds) in the ordinary course of business;

                 (d) Liens imposed by law securing the claims or demands (in each case, arising in the ordinary course of business) of materialmen, mechanics, carriers, warehousemen, landlords and other like Persons, provided that the payment of such claims or demands (other than those claims or demands in existence on the Petition Date that cannot be paid as a result of a Loan Party's status as a debtor-in-possession) are not overdue by more than forty-five (45) days or are being contested in good faith and by appropriate proceedings diligently pursued and for which adequate reserves have been provided in accordance with GAAP and, in each instance, a stay of enforcement of any such Lien which arises from the nonpayment of any such claims or demands is in effect and if any such Lien arises from the nonpayment of such claims or demand when due, such claims or demands are not material in the aggregate;

                 (e) reservations, exceptions, encroachments, easements, rights of way, covenants running with the land, and other similar title exceptions or encumbrances affecting any Real Estate; provided that they do not in the aggregate materially detract from the value of the Real Estate or materially interfere with its use in the ordinary conduct of any Loan Party's business;

                 (f) Liens arising from judgments and attachments in connection with court proceedings provided that the attachment or enforcement of such Liens would not result in an Event of Default hereunder and such Liens are being contested in good faith by appropriate proceedings, adequate reserves have been set aside and no material property or asset is subject to a material risk of loss or forfeiture and the claims in respect of such Liens are fully covered by insurance (subject to ordinary and customary deductibles) and a stay of execution pending appeal or proceeding for review is in effect;

                 (g)  Existing Liens;

                 (h) with respect to the Borrowers, Carve-Out Expenses (it being understood that no Person that is entitled to Carve-out Expenses shall be entitled to a Lien on any Collateral to secure same);

                 (i) purchase money Liens in Fixed Assets securing Debt permitted under Section 9.13(e) (including the interest of a lessor under a Capital Lease and purchase money Liens to which any capital property is subject at the time of acquisition thereof, and limited in each case to the capital property purchased with the proceeds thereof or subject to such Capital Lease);

                 (j)  interests of licensees in trademarks and copyrights;

                 (k) Liens in favor of OIHK to secure the continuing sourcing arrangements for Inventory for the Borrowers after the Petition Date on terms satisfactory to the Agent and the Initial Lenders (Majority Lenders, on or after the Final Bankruptcy Court Order Date);

                 (l) extensions, renewals or replacements of any Liens referred to in clauses (g) and (i) of this definition; provided, that the principal amount of the obligations secured thereby is not increased and that any such extension, renewal or replacement is limited to the property originally encumbered thereby; and

                 (m) to the extent in effect from time to time, an adequate protection Lien in favor of OIHK subordinated to the Agent's Liens pursuant to the DIP Orders.

             "Person" means any individual, sole proprietorship, partnership, limited liability company, joint venture, trust, unincorporated organization, association, corporation, Governmental Authority, or any other entity.

             "Petition Date" means March 17, 2003.

             "Plan" means an employee benefit plan (as defined in Section 3(3) of ERISA (other than a Multiemployer Plan) or the applicable laws of any other jurisdiction) which any Loan Party sponsors or maintains or to which such Loan Party makes, is making, or is obligated to make contributions and includes any Pension Plan.

             "PPSA" means the Personal Property Security Act of Ontario (or any successor statute) or similar legislation of any other jurisdiction the laws of which are required by such legislation to be applied in connection with the issue, perfection, enforcement, validity or effect of security interests.

             "Premises" means the land identified by addresses on Schedules 8.11 and 8.12, together with all buildings, improvements and fixtures thereon and all tenements, hereditaments, and appurtenances belonging or in any way appertaining thereto, and which constitutes all of the real property in which any Loan Party has any interests on the Closing Date.

             "Priority Professional Expense Cap" has the meaning specified in the definition of the term "Agreed Administrative Expense Claim Priorities."

             "Priority Professional Expenses" has the meaning specified in the definition of the term "Agreed Administrative Expense Claim Priorities."

             "Pro Rata Share" means, with respect to a Lender, a fraction (expressed as a percentage), the numerator of which is the amount of such Lender's Commitment and the denominator of which is the sum of the amounts of all of the Lenders' Commitments, or if no Commitments are outstanding, a fraction (expressed as a percentage), the numerator of which is the amount of Obligations owed to such Lender and the denominator of which is the aggregate amount of the Obligations owed to the Lenders, in each case after giving effect to a Lender's participation in Bank Loans and Agent Advances.

             "Professional Expenses" has the meaning specified in the definition of the term "Agreed Administrative Expense Claim Priorities."

             "Proprietary Rights" means, with respect to any Loan Party, all of such Loan Party's now owned and hereafter arising or acquired: licenses, franchises, permits, patents, patent rights, copyrights, works which are the subject matter of copyrights, trademarks, service marks, trade names, trade styles, patent, trademark and service mark applications, and all licenses and rights related to any of the foregoing, including, without limitation, those patents, trademarks, service marks, trade names and copyrights set forth on
Schedule 8.13 hereto, and all other rights under any of the foregoing, all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing, and all rights to sue for past, present and future infringement of any of the foregoing.

             "Real Estate" means, with respect to any Loan Party, all of such Loan Party's now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of such Loan Party's now or hereafter owned or leased interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto.

             "Real Estate Appraisal" means (a) prior to the Final Bankruptcy Court Order Date, an appraisal of the owned Real Estate of each of the Borrowers (other than the Ohio

Property and any other Real Estate encumbered by a Lien, other than a Permitted Lien described in clause (e) of such defined term) delivered to the Agent and the Lenders not later than five days prior to the Final Bankruptcy Court Order Date and prepared by an appraiser acceptable to the Agent and the Initial Lenders and to be in form and substance reasonably satisfactory to the Agent and the Initial Lenders and (b) thereafter, each Real Estate Appraisal delivered pursuant to Section 15.20, as updated pursuant to such Section.

             "Real Estate Availability" means 50% of the quick sale value of owned unencumbered Real Estate of the Borrowers as of the Closing Date, as determined by an appraisal firm satisfactory to the Agent, provided that the fair market value of the Borrowers' owned unencumbered Real Estate may be revised from time to time by such appraisal firm at the request of the Agent.

             "Real Estate Seasonal Availability Period" means in each year, during the period from July 1 through and including November 30, a period not to exceed 90 consecutive days selected by the Authorized Representative in a writing delivered to the Agent not later than five Business Days prior to the commencement of such period; provided that during 2003, such consecutive day period shall not commence prior to the Consumer Credit Card Account Line Expiration Date.

             "Release" means a release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the indoor or outdoor environment or into or out of any Real Estate or other property, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Real Estate or other property.

             "Reportable Event" means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, other than any such event for which the 30-day notice requirement under ERISA has been waived in regulations issued by the PBGC, and other than the commencement of the Case, or events resulting from actions approved by the Bankruptcy Court, the Agent and the Majority Lenders, on or prior to the date of confirmation of a plan of reorganization.

             "Required Lenders" means, at any time, Lenders whose Pro Rata Shares aggregate more than 66-2/3% of the Commitments or, if no Commitments shall then be in effect, Lenders who hold more than 66-2/3% of the aggregate principal amount of the Loans then outstanding.

             "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule or regulation or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

             "Reserves" means reserves that limit the availability of credit hereunder, consisting of reserves against Combined Availability, Eligible Consumer Credit Card Receivables, Eligible Major Credit Card Receivables, Eligible Inventory or Real Estate Availability, established by the Agent from time to time in the Agent's reasonable credit judgment exercised in good faith. Without limiting the generality of the foregoing, the following reserves shall be deemed to be a reasonable exercise of the Agent's credit judgment: (a) Bank Product Reserves, (b) a reserve for accrued, unpaid interest on the Obligations, (c) reserves for rent at leased locations subject to statutory or contractual landlord liens, (d) Inventory shrinkage and returns, (e) Environmental Compliance Reserves, (f) customs charges, (g) dilution, and (h) warehousemen's or bailees' charges.

             "Responsible Officer" means the chief executive officer or the president of any Borrower, as appropriate, or any other officer having substantially the same authority and responsibility; or, with respect to compliance with financial covenants and the preparation of the Borrowing Base Certificate, the chief financial officer, chief accounting officer, the controller or the treasurer of such Borrower, or any other officer having substantially the same authority and responsibility.

             "Restricted Investment" means, as to any Loan Party, any acquisition of property by such Loan Party in exchange for cash or other property, whether in the form of an acquisition of stock, debt, or other indebtedness or obligation, or the purchase or acquisition of any other property, or a loan, advance, capital contribution, or subscription, except the following: (a) acquisitions of Equipment to be used in the business of such Loan Party; (b) acquisitions of Inventory in the ordinary course of business of such Loan Party; (c) acquisitions of current assets acquired in the ordinary course of business of such Loan Party; (d) direct obligations of the United States of America, or any agency thereof, or obligations guaranteed by the United States of America, provided that such obligations mature within one year from the date of acquisition thereof; (e) acquisitions of certificates of deposit maturing within one year from the date of acquisition, bankers' acceptances, Eurodollar bank deposits, or overnight bank deposits, in each case issued by, created by, or with a bank or trust company organized under the laws of the United States of America or any state thereof having capital and surplus aggregating at least $100,000,000; (f) acquisitions of commercial paper given a rating of "A2" or better by Standard & Poor's Corporation or "P2" or better by Moody's Investors Service, Inc. and maturing not more than 90 days from the date of creation thereof; (g) shares of money market mutual or similar funds which invest substantially all their assets in assets satisfying the requirements of clauses
(d) through (f) of this definition; (h) Hedge Agreements entered into by such Loan Party in the ordinary course of its business and not for speculative purposes; (i) Joint Venture Investments, (j) intercompany loans to and investments in other Loan Parties, so long as any such loan or investment is (i) useful for the ordinary conduct of the recipient's business, (ii) made in the ordinary course of business and (iii) consistent with past practices (except with respect to Gemini Credit Services, Inc., in which case such investment shall constitute the unfinanced portion of Consumer Credit Card Receivables) and
(k) loans to and investments in Excluded Subsidiaries not to exceed $1,000,000 in the aggregate during the term of this Agreement.

             "Revolving Loans" has the meaning specified in Section 2.2 and includes each Agent Advance and Bank Loan.

             "Securitization Facility" means (i) Master Indenture, dated as of December 1, 2000, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New

York, as Indenture Trustee; (ii) Series 2000-A Indenture Supplement, dated as of December 1, 2000, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (iii) Series 2001-A Indenture Supplement, dated as of July 19, 2001, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (iv) 2001-VFN Indenture Supplement, dated as of October 17, 2001, by and between Spiegel Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (v) Master Indenture, dated as of March 1, 2001, amended and restated as of December 31, 2001, by and between First Consumers Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (vi) Series 2001-A Indenture Supplement, dated as of March 1, 2001, by and between First Consumers Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (vii) Series 2001-VFN Indenture Supplement, dated as of October 17, 2001, by and between First Consumers Credit Card Master Note Trust, as Issuer, and The Bank of New York, as Indenture Trustee; (viii) Omnibus Amendment to Series 2000-A Indenture Supplement and Series 2001-A Indenture Supplement dated as of October 31, 2002 by and between Spiegel Credit Card Master Note Trust, as Issuer and The Bank of New York, as Indenture Trustee; (ix) Series 1999-A Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of February 1, 1999, by and between First Consumers National Bank, as Seller and Servicer, and Harris Trust and Savings Bank, as Trustee on behalf of the Series 1999-A Certificateholders; and (x) Series 1999-A Supplement to Amended and Restated Pooling and Servicing Agreement, dated as of February 1, 1999, by and between First Consumers National Bank, as Seller and Servicer, and Harris Trust and Savings Bank, as Trustee on behalf of the Series 1999-A Certificateholders.

               "Settlement" and "Settlement Date" have the meanings specified in
Section 2.2(j)(i).

               "Spiegel" has the meaning specified in the introductory paragraph of this Agreement.

               "Spiegel Canada" means Spiegel Group Teleservices-Canada, Inc., a Canadian corporation.

               "Stated Termination Date" means the earlier of (i) March 17, 2005 and (ii) May 1, 2003 if the Final Bankruptcy Court Order Date shall not have occurred on or before such date.

               "Subsidiary" of a Person means any corporation, association, partnership, limited liability company, joint venture or other business entity of which more than fifty percent (50%) of the voting stock or other equity interests (in the case of Persons other than corporations), is owned or controlled directly or indirectly by the Person, or one or more of the Subsidiaries of the Person, or a combination thereof. Unless the context otherwise clearly requires, references to a "Subsidiary" refer to a Subsidiary of Spiegel. For all purposes of the Loan Documents other than any financial reporting requirements set forth in this Agreement, any financial covenants set forth in this Agreement and any provisions in this Agreement which relate to any financial statements or related report or statement of Spiegel (including, without limitation, any Financial Statements), the term "Subsidiary" shall not include any Excluded Subsidiary.

               "Supporting Obligations" means all supporting obligations as such term is defined in the UCC, including letters of credit and guaranties issued in support of Accounts, Chattel Paper, Documents, General Intangibles, Instruments or Investment Property.

               "Taxes" means any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority.

               "Termination Date" means the earliest to occur of (i) the Stated Termination Date, (ii) the confirmation date of a plan of reorganization for any of the Borrowers, provided that in the event an order of confirmation of such plan of reorganization has been entered which provides for (A) the termination of all Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders (collectively, the "Termination of the DIP Financing") on or before the effective date of such plan of reorganization (as such term is used in Section 1129 of the Bankruptcy Code) and (B) until the Termination of the DIP Financing, the continuity and priority of the Liens of the Agent in the Collateral, the superpriority administrative expense claim status of the claims of the Agent and the Lenders under the Loan Documents and the other rights and remedies of the Agent and the Lenders under the Loan Documents, in each instance, to the same extent as is provided in the Final Bankruptcy Court Order, then the effective date of such plan of reorganization,
(iii) the date the Total Facility is terminated either by the Borrowers pursuant to Section 4.2 or by the Majority Lenders pursuant to Section 11.2, and (iv) the date this Agreement is otherwise terminated for any reason whatsoever pursuant to the terms of this Agreement.

               "Total Facility" has the meaning specified in Section 2.1.

               "UCC" means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the issue of perfection of security interests, provided, that to the extent that the UCC is used to define any term herein or in any other documents and such term is defined differently in different Articles or Divisions of the UCC, the definition of such term contained in Article or Division 9 shall govern.

               "Ultimate" has the meaning specified in the introductory paragraph of this Agreement.

               "Unfunded Pension Liability" of a Pension Plan means (i) with respect to a Pension Plan subject to Title IV of ERISA, the excess, if any, of the projected benefit obligation of such Pension Plan over the fair value of the assets of such Pension Plan, as determined pursuant to Statement of Financial Accounting Standards No. 87 and, with respect to the Closing Date, as reflected in the Financial Statements described in Section 8.6(a), and thereafter, as reflected in the most recent audited Financial Statements required to be delivered to the Agent pursuant to Section 7.2(a), and (ii) in the case of any Pension Plan regulated by the PBA or the applicable laws of any jurisdiction, any unfunded liability or solvency deficiency as determined under the PBA or other applicable law.

               "Unused Letter of Credit Subfacility" means an amount equal to $75,000,000 (prior to the Final Bankruptcy Court Order Date) and $150,000,000 (on and after the Final Bankruptcy Court Order Date) minus, in either case, the sum of (a) the aggregate undrawn amount of all outstanding Letters of Credit plus, without duplication, (b) the aggregate unpaid reimbursement obligations with respect to all Letters of Credit.

               "Unused Line Fee" has the meaning specified in Section 3.4.

        1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed, unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the Financial Statements.

        1.3 Interpretive Provisions. (a) The meanings of defined terms are equally applicable to the singular and plural forms of the defined terms.

               (b) The words "hereof," "herein," "hereunder" and similar words refer to this Agreement as a whole and not to any particular provision of this Agreement; and Subsection, Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

               (c)   (i)   The term "documents" includes any and all
instruments, documents, agreements, certificates, indentures, notices and other writings, however evidenced.

                     (ii) The term "including" is not limiting and means "including, without limitation."

                     (iii) In the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including," the words "to" and "until" each mean "to but excluding" and the word "through" means "to and including."

                     (iv)  The word "or" is not exclusive.

               (d) Unless otherwise expressly provided herein, (i) references to agreements (including this Agreement) and other contractual instruments shall be deemed to include all subsequent amendments and other modifications thereto, but only to the extent such amendments and other modifications are not prohibited by the terms of any Loan Document, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, supplementing or interpreting the statute or regulation.

               (e) The captions and headings of this Agreement and other Loan Documents are for convenience of reference only and shall not affect the interpretation of this Agreement.

               (f) This Agreement and other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

               (g) For purposes of Article XI, a breach of a financial covenant contained in any Section of Article IX shall be deemed to have occurred as of any date of determination thereof by the Agent on or after the last day of any specified measuring period, regardless of when the Financial Statements reflecting such breach are delivered to the Agent.

               (h) This Agreement and the other Loan Documents are the result of negotiations among and have been reviewed by counsel to the Agent, the Borrowers and the other parties, and are the products of all parties. Accordingly, they shall not be construed against the Lenders or the Agent merely because of the Agent's or Lenders' involvement in their preparation.

        1.4 Interest Act (Canada). For the purposes of this Agreement, whenever interest or fees to be paid hereunder is calculated on the basis of any period of time less than a calendar year, the yearly rate of interest or the yearly fee to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by such other period of time.

                                    ARTICLE 2

                           LOANS AND LETTERS OF CREDIT

        2.1 Total Facility. Subject to all of the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the entry of the Final Bankruptcy Court Order, as the case may be, the Lenders severally agree to make available a total credit facility of up to $400,000,000 (the "Total Facility") for the Borrowers' use from time to time during the term of this Agreement. The Total Facility shall be comprised of a revolving line of credit consisting of revolving loans and letters of credit up to the Maximum Revolver Amount, as described in Sections 2.2 and 2.3.

        2.2    Revolving Loans.

               (a) Amounts. Subject to the satisfaction of the conditions precedent set forth in Article 10 and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, each Lender severally agrees, upon the Borrowers' request from time to time on any Business Day during the period from the Closing Date to but excluding the Termination Date, to make revolving loans (the "Revolving Loans") to the Borrowers, in amounts not to exceed (except for the Bank with respect to Bank Loans or Agent Advances) such

Lender's Pro Rata Share of the Combined Availability. The Lenders, however, in their discretion, may elect to make Revolving Loans to the Borrowers or participate (as provided for in Section 2.3(f)) in the credit support or enhancement provided through the Agent to the issuers of Letters of Credit in excess of the Combined Availability on one or more occasions, but if they do so, neither the Agent nor the Lenders shall be deemed thereby to have changed the limits of the Maximum Revolver Amount or the Combined Availability or to be obligated to exceed such limits on any other occasion. If the Combined Availability is equal or less than zero, the Lenders may refuse to make or otherwise restrict the making of Revolving Loans as the Lenders determine until the Combined Availability is greater than zero, subject to the Agent's authority, in its sole discretion, to make Agent Advances pursuant to the terms of Section 2.2(i). Subject to the terms and conditions set forth herein, the Borrowers may borrow, prepay and reborrow Revolving Loans.

               (b) Procedure for Borrowing. Each Borrowing by the Borrowers shall be made upon irrevocable written notice of the Authorized Representative on behalf of the Borrowers (which notice shall be deemed a notice by all the Borrowers of such Borrowing) delivered to the Agent in the form of a Notice of Borrowing substantially in the form of Exhibit E or another form acceptable to the Agent (each, a "Notice of Borrowing") together with a Borrowing Base Certificate reflecting sufficient Combined Availability (which must be received by the Agent (i) prior to 12:00 noon. (New York City time) three Business Days prior to the requested Funding Date, in the case of LIBOR Rate Loans and (ii) no later than 12:00 noon on the requested Funding Date, in the case of Base Rate Loans), specifying:

                           (A) the amount of the Borrowing (which Borrowing, in
               the case of a request for a LIBOR Rate Loan, shall be in the amount of $1,000,000 or an integral multiple of $1,000,000 in excess thereof);

                           (B) the requested Funding Date, which shall be a
               Business Day;

                           (C) whether the Revolving Loans requested are to be
               Base Rate Loans or LIBOR Revolving Loans (and if not specified, it shall be deemed a request for a Base Rate Loan); and

                           (D) the duration of the Interest Period if the
               requested Revolving Loans are to be LIBOR Revolving Loans. If the Notice of Borrowing fails to specify the duration of the Interest Period for any Borrowing comprised of LIBOR Rate Loans, such Interest Period shall be one month;

provided, however, that with respect to the new Borrowings to be made on the Closing Date, such Borrowings will consist of Base Rate Loans only.

                     (2) After giving effect to any Borrowing, there may not be more than eight (8) different Interest Periods in effect for the Borrowers in the aggregate.

                     (3) With respect to any request for Base Rate Loans, in lieu of delivering the above-described Notice of Borrowing, the Authorized Representative on behalf of the Borrowers may give the Agent telephonic notice of such request by the required time with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice but the Agent shall be entitled to rely on the telephonic notice in making such Revolving Loans.

                     (4) The Borrowers shall have no right to request a LIBOR Rate Loan while a Default or Event of Default has occurred and is continuing.

               (c) Reliance upon Authority. On or prior to the Closing Date and thereafter prior to any change with respect to any of the information contained in the following clauses (i) and (ii), the Authorized Representative on behalf of the Borrowers shall deliver to the Agent a writing setting forth
(i) the account or accounts of the Borrowers to which the Agent is authorized to transfer the proceeds of the Revolving Loans requested pursuant to this Section
2.2 (each such account, a "Designated Account"), and (ii) the names of the officers and any other designated representatives of the Authorized Representative authorized to request Revolving Loans on behalf of the Borrowers, and shall provide the Agent with a specimen signature of each such officer and other designated representatives. All such Designated Accounts must be reasonably satisfactory to the Agent. The Agent shall be entitled to rely conclusively on such officer's or designated representatives' authority to request Revolving Loans on behalf of the Borrowers, the proceeds of which are to be transferred to any of the accounts specified by the Authorized Representative on behalf of the Borrowers pursuant to the immediately preceding sentence, until the Agent receives written notice to the contrary. The Agent shall have no duty to verify the identity of any individual representing him or herself as one of the officers or designated representatives authorized by the Authorized Representative to make such requests on behalf of the Borrowers.

               (d) No Liability. The Agent shall not incur any liability to any Borrower as a result of acting upon any notice referred to in Sections 2.2(b) and (c), which notice the Agent believes in good faith to have been given by an officer duly authorized by the Authorized Representative to request Revolving Loans or for otherwise acting in good faith under this Section 2.2, and the crediting of Revolving Loans to the applicable Borrower's deposit account, or transmittal to such Person as the Authorized Representative on behalf of the Borrowers shall direct, shall conclusively establish the obligation of the Borrowers to repay such Revolving Loans as provided herein.

               (e) Notice Irrevocable. Any Notice of Borrowing (or telephonic notice in lieu thereof) made pursuant to Section 2.2(b) shall be irrevocable and the Borrowers shall be bound to borrow the funds requested therein in accordance therewith.

               (f) Agent's Election. Promptly after receipt of a Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to Section 2.2(b), the Agent shall elect, in its discretion, (i) to have the terms of Section 2.2(g) apply to such requested Borrowing, or (ii) to request the Bank to make a Bank Loan pursuant to the terms of Section 2.2(h) in the amount of the requested Borrowing; provided, however, that if the Bank declines in its sole discretion to make a Bank Loan pursuant to Section 2.2(h), the Agent shall elect to have the terms of Section 2.2(g) apply to such requested Borrowing.

              (g) Making of Revolving Loans. (i) In the event that the Agent shall elect to have the terms of this Section 2.2(g) apply to a requested Borrowing as described in Section 2.2(f), then promptly after receipt of a Notice of Borrowing or telephonic notice pursuant to Section 2.2(b), the Agent shall notify the Lenders by telecopy, telephone or other similar form of transmission, of the requested Borrowing. Each Lender shall make the amount of such Lender's Pro Rata Share of the requested Borrowing available to the Agent in same day funds, to such account of the Agent as the Agent may designate, not later than 2:00 p.m. (New York City time) on the Funding Date applicable thereto. After the Agent's receipt of the proceeds of such Revolving Loans, upon satisfaction of the applicable conditions precedent set forth in Article 10, the Agent shall make the proceeds of such Revolving Loans available to the Borrowers on the applicable Funding Date by transferring same day funds equal to the proceeds of such Revolving Loans received by the Agent to the account of the Borrowers, designated in writing by the Authorized Representative on behalf of the Borrowers and acceptable to the Agent; provided, however, that the amount of Revolving Loans so made on any date shall in no event exceed the Combined Availability on such date.

                  (ii) Unless the Agent receives notice from a Lender on or prior to the Closing Date or, with respect to any Borrowing after the Closing Date, at least one Business Day prior to the date of such Borrowing, that such Lender will not make available as and when required hereunder to the Agent that Lender's Pro Rata Share of the Borrowing, the Agent may assume that each Lender has made such amount available to the Agent in immediately available funds on the Funding Date and the Agent may (but shall not be so required), in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent any Lender shall not have made its full amount available to the Agent in immediately available funds and the Agent in such circumstances has made available to the Borrowers such amount, that Lender shall on the Business Day following such Funding Date make such amount available to the Agent, together with interest at the Federal Funds Rate for each day during such period. A notice of the Agent submitted to any Lender with respect to amounts owing under this subsection shall be conclusive, absent manifest error. If such amount is so made available, such payment to the Agent shall constitute such Lender's Loan on the date of Borrowing for all purposes of this Agreement. If such amount is not made available to the Agent on the Business Day following the Funding Date, the Agent will notify the Authorized Representative on behalf of the Borrowers of such failure to fund and, upon demand by the Agent, the Borrowers shall pay such amount to the Agent for the Agent's account, together with interest thereon for each day elapsed since the date of such Borrowing, at a rate per annum equal to the interest rate applicable at the time to the Loans comprising such Borrowing. The failure of any Lender to make any Loan on any Funding Date (any such Lender, prior to the cure of such failure, being hereinafter referred to as a "Defaulting Lender") shall not relieve any other Lender of any obligation hereunder to make a Loan on such Funding Date, but no Lender shall be responsible for the failure of any other Lender to make the Loan to be made by such other Lender on any Funding Date.

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                  (iii) The Agent shall not be obligated to transfer to a
Defaulting Lender any payments made by any Borrower to the Agent for the Defaulting Lender's benefit; nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder. Amounts payable to a Defaulting Lender shall instead be paid to or retained by the Agent. The Agent may hold and, in its discretion, re-lend to the Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender. Any amounts so re-lent to the Borrowers shall bear interest at the rate applicable to Base Rate Loans and for all other purposes of this Agreement shall be treated as if they were Revolving Loans, provided, however, that for purposes of voting or consenting to matters with respect to the Loan Documents and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a "Lender". Until a Defaulting Lender cures its failure to fund its Pro Rata Share of any Borrowing (1) such Defaulting Lender shall not be entitled to any portion of the Unused Line Fee and (2) the Unused Line Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Borrowing, shall be allocated among such performing Lenders ratably based upon their relative Commitments. This section shall remain effective with respect to such Lender until such time as the Defaulting Lender shall no longer be in default of any of its obligations under this Agreement. The terms of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower of its duties and obligations hereunder.

              (h) Making of Bank Loans. (i) In the event the Agent shall elect, with the consent of the Bank, to have the terms of this Section 2.2(h) apply to a requested Borrowing as described in Section 2.2(f), the Bank shall make a Revolving Loan in the amount of such Borrowing (any such Revolving Loan made solely by the Bank pursuant to this Section 2.2(h) being referred to as a "Bank Loan" and such Revolving Loans being referred to collectively as "Bank Loans") available to the Borrowers on the Funding Date applicable thereto by transferring same day funds to an account of the Borrowers, designated in writing by the Authorized Representative on behalf of the Borrowers and acceptable to the Agent. Each Bank Loan is a Revolving Loan hereunder and shall be subject to all the terms and conditions applicable to other Revolving Loans except that all payments thereon shall be payable to the Bank solely for its own account (and for the account of the holder of any participation interest with respect to such Revolving Loan). The Agent shall not request the Bank to make any Bank Loan if the Agent shall have received written notice from any Lender that one or more of the applicable conditions precedent set forth in Article 10 will not be satisfied on the requested Funding Date for the applicable Borrowing. The Bank shall not otherwise be required to determine whether the applicable conditions precedent set forth in Article 10 have been satisfied or the requested Borrowing would exceed the Combined Availability on the Funding Date applicable thereto prior to making, in its sole discretion, any Bank Loan.

                  (ii) The Bank Loans shall be repayable as provided herein (including without limitation Section 2.2(j)) and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to Base Rate Loans from time to time.

                  (i) Agent Advances. (i) Subject to the limitations set forth in the provisos contained in this Section 2.2(i), the Agent is hereby authorized by the Borrowers and the Lenders, from time to time in the Agent's sole discretion, (1) after the occurrence of a Default or an Event of Default, or (2) at any time that any of the other applicable conditions precedent set forth in
Article 10 have not been satisfied, to make Revolving Loans to the Borrowers on behalf of the Lenders which the Agent, in its reasonable business judgment, deems necessary or desirable (A) to preserve or protect the Collateral, or any portion thereof, (B) to enhance the likelihood of, or maximize the amount of, repayment of the Loans and other Obligations, or (C) to pay any other amount chargeable to any Borrower pursuant to the terms of this Agreement, including, without limitation, costs, fees and expenses as described in Section 15.7 (any of the advances described in this Section 2.2(i) being hereinafter referred to as "Agent Advances"); provided, that (w) the Required Lenders may at any time revoke the Agent's authorization contained in this Section 2.2(i) to make Agent Advances, any such revocation to be in writing and to become effective prospectively upon the Agent's receipt thereof, (x) the Agent shall not make an Agent Advance which would cause the Aggregate Revolver Outstandings to exceed Combined Availability, (y) the Agent shall not make an Agent Advance which, together with all other Agent Advances then outstanding, would aggregate an amount in excess of 5% of the Combined Availability (without giving effect to the Maximum Revolver Amount) at the time such Agent Advance is made and (z) no Agent Advance shall be made if at such time an Agent Advance has been outstanding for more than 45 consecutive days.

                        (ii) The Agent Advances shall be repayable on demand and secured by the Collateral, shall constitute Revolving Loans and Obligations hereunder, and shall bear interest at the rate applicable to the Base Rate Loans from time to time.

                  (j) Settlement. It is agreed that each Lender's funded portion of the Revolving Loan is intended by the Lenders to be equal at all times to such Lender's Pro Rata Share of the outstanding Revolving Loans. Notwithstanding such agreement, the Agent, the Bank, and the other Lenders agree (which agreement shall not be for the benefit of or enforceable by any Borrower) that in order to facilitate the administration of this Agreement and the other Loan Documents, settlement among them as to the Revolving Loans, the Bank Loans and the Agent Advances shall take place on a periodic basis in accordance with the following provisions:

                        (i) The Agent shall request settlement ("Settlement") with the Lenders on a weekly basis, or on a more frequent basis if so determined by the Agent, (1) on behalf of the Bank, with respect to each outstanding Bank Loan, (2) for itself, with respect to each Agent Advance, and (3) with respect to collections received, in each case, by notifying the Lenders of such requested Settlement by telecopy, telephone or other similar form of transmission, of such requested Settlement, no later than 1:00 p.m. (New York City time) on the date of such requested Settlement (the "Settlement Date"). Each Lender (other than the Bank, in the case of Bank Loans) shall make the amount of such Lender's Pro Rata Share of the outstanding principal amount of Bank Loans and Agent Advances with respect to which Settlement is requested available to the Agent, for itself or for the account of the Bank, in same day funds, to such account of the Agent as the Agent may designate, not later than 3:00 p.m. (New York City time), on the Settlement

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

         Date applicable thereto. Settlement may start during the continuation of a Default or an Event of Default and whether or not the applicable conditions precedent set forth in Article 10 have then been satisfied. Such amounts made available to the Agent shall be applied against the amounts of the applicable Bank Loan or Agent Advance and, together with the portion of such Bank Loan or Agent Advance representing the Bank's Pro Rata Share thereof, shall constitute Revolving Loans of such Lenders. If any such amount is not made available to the Agent by any Lender on the Settlement Date applicable thereto, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after the Settlement Date and thereafter at the Interest Rate then applicable to the Revolving Loans (A) on behalf of the Bank, with respect to each outstanding Bank Loan, and (B) for itself, with respect to each Agent Advance.

                  (ii) Notwithstanding the foregoing, not more than one Business Day after demand is made by the Agent (whether before or after the occurrence of a Default or an Event of Default and regardless of whether the Agent has requested a Settlement with respect to a Bank Loan or Agent Advance), each other Lender shall irrevocably and unconditionally purchase and receive from the Bank or the Agent, as applicable, without recourse or warranty, an undivided interest and participation in such Bank Loan or Agent Advance to the extent of such Lender's Pro Rata Share thereof by paying to the Agent, in same day funds, an amount equal to such Lender's Pro Rata Share of such Bank Loan or Agent Advance. If such amount is not in fact made available to the Agent by any Lender, the Agent shall be entitled to recover such amount on demand from such Lender together with interest thereon at the Federal Funds Rate for the first three days from and after such demand and thereafter at the Interest Rate then applicable to the Revolving Loans.

                  (iii) From and after the date, if any, on which any Lender purchases an undivided interest and participation in any Bank Loan or Agent Advance pursuant to subsection (ii) above, the Agent shall promptly distribute to such Lender at such address as such Lender may request in writing, such Lender's Pro Rata Share of all payments of principal and interest and all proceeds of Collateral received by the Agent in respect of such Bank Loan or Agent Advance.

                  (iv) Between Settlement Dates, the Agent, to the extent no Agent Advances or Bank Loans are outstanding, may pay over to the Bank any payments received by Agent, which in accordance with the terms of this Agreement would be applied to the reduction of the Revolving Loans for application to the Bank's other outstanding Revolving Loans. If, as of any Settlement Date, collections received since the then immediately preceding Settlement Date have been applied to the Bank's other outstanding Revolving Loans other than to Bank Loans or Agent Advances, as provided for in the previous sentence, the Bank shall pay to the Agent for the accounts of the Lenders, to be applied to the outstanding Revolving Loans of such Lenders, an amount such that each Lender shall, upon receipt of such amount, have, as of such Settlement Date, its Pro Rata Share of the Revolving Loans. During the period between Settlement Dates, the Bank with respect to Bank Loans, the Agent with respect to Agent Advances,

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

         and each Lender with respect to the Revolving Loans other than Bank Loans and Agent Advances, shall be entitled to interest at the applicable rate or rates payable under this Agreement on the actual average daily amount of funds employed by the Bank, the Agent and the other Lenders.

              (k) Notation. The Agent shall record on its books the principal amount of the Revolving Loans owing to each Lender, including the Bank Loans owing to the Bank, and the Agent Advances owing to the Agent, from time to time. In addition, each Lender is authorized, at such Lender's option, to note the date and amount of each payment or prepayment of principal of such Lender's Revolving Loans in its books and records, including computer records, such books and records constituting rebuttably presumptive evidence, absent manifest error, of the accuracy of the information contained therein.

              (l) Lenders' Failure to Perform. All Loans (other than Bank Loans and Agent Advances) shall be made by the Lenders simultaneously and in accordance with their Pro Rata Shares. It is understood that (a) no Lender shall be responsible for any failure by any other Lender to perform its obligation to make any Loans hereunder, nor shall any Commitment of any Lender be increased or decreased as a result of any failure by any other Lender to perform its obligation to make any Loans hereunder, (b) no failure by any Lender to perform its obligation to make any Loans hereunder shall excuse any other Lender from its obligation to make any Loans hereunder, and (c) the obligations of each Lender hereunder shall be several, not joint and several.

        2.3   Letters of Credit.

              (a) Agreement to Cause Issuance. Subject to the terms and conditions of this Agreement and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, and in reliance upon the representations and warranties of the Borrowers herein set forth, the Agent agrees to (1) cause the Letter of Credit Issuer to issue for the joint and several account of the Borrowers and/or (2) to provide credit support or other enhancement to Letter of Credit Issuer acceptable to the Agent, which issue Letters of Credit for the joint and several account of the Borrowers (any such credit support or enhancement being herein referred to as a "Credit Support") in accordance with this Section 2.3 from time to time during the term of this Agreement.

              (b) Amounts; Outside Expiration Date. The Agent shall not have any obligation to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit at any time if: (1) the maximum undrawn amount of the requested Letter of Credit is greater than the Unused Letter of Credit Subfacility at such time; (2) the maximum undrawn amount of the requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof exceed the Combined Availability at such time; (3) in the case of a standby Letter of Credit, the maximum undrawn amount of the requested standby Letter of Credit, together will all other standby Letters of Credit issued for the account of one or more of the Borrowers, exceeds $20,000,000; or (4) such Letter of Credit has an expiration date later than 30 days prior to the Stated Termination Date or more than

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

12 months from the date of issuance for standby letters of credit and 180 days for documentary letters of credit. With respect to any Letter of Credit which contains any "evergreen" or automatic renewal provision, each Lender shall be deemed to have consented to any such extension or renewal unless any such Lender shall have provided to the Agent, written notice that it declines to consent to any such extension or renewal at least thirty days prior to the date on which the Letter of Credit Issuer is entitled to decline to extend or renew the Letter of Credit. If all of the requirements of this Section 2.3 are met and no Default or Event of Default has occurred and is continuing, no Lender shall decline to consent to any such extension or renewal.

               (c) Other Conditions. In addition to being subject to the satisfaction of the applicable conditions precedent contained in Article 10 and subject to the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be, the obligation of the Agent to cause to be issued any Letter of Credit or to provide Credit Support for any Letter of Credit is subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent:

                    (1) The Borrowers shall have delivered to the Letter of Credit Issuer, at such times and in such manner as such Letter of Credit Issuer may prescribe, an application in form and substance reasonably satisfactory to such Letter of Credit Issuer and the Agent for the issuance of the Letter of Credit and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be reasonably satisfactory to the Agent and such Letter of Credit Issuer;

                    (2) As of the date of issuance, no order of any court, arbitrator or Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that the proposed Letter of Credit Issuer refrain from, the issuance of letters of credit generally or the issuance of such Letters of Credit.

               (d)  Issuance of Letters of Credit.

                    (1) Request for Issuance. The Authorized Representative on behalf of the Borrowers shall give the Agent three Business Days' prior written notice of the Borrowers' request for the issuance of a Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, that such Letter of Credit is for the joint and several account of the Borrowers, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in partial draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business
Day), the purpose for which such Letter of Credit is to be issued, and the beneficiary of the requested Letter of Credit. The Authorized Representative on behalf of the Borrowers shall attach to such notice the proposed form of the Letter of Credit.

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

                    (2) Responsibilities of the Agent; Issuance. The Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Authorized Representative on behalf of the Borrowers pursuant to Section 2.3(d)(1), (i) the amount of the applicable Unused Letter of Credit Subfacility and (ii) the Combined Availability as of such date. If (i) the undrawn amount of the requested Letter of Credit is not greater than the applicable Unused Letter of Credit Subfacility and (ii) the issuance of such requested Letter of Credit and all commissions, fees, and charges due from the Borrowers in connection with the opening thereof would not exceed the Combined Availability, the Agent shall, subject to the terms and conditions hereof, cause the Letter of Credit Issuer to issue the requested Letter of Credit on such requested effective date of issuance so long as the other conditions here are met.

                    (3) No Extensions or Amendment. The Agent shall not be obligated to cause the Letter of Credit Issuer to extend or amend any Letter of Credit issued pursuant hereto unless the requirements of this Section 2.3(d) are met as though a new Letter of Credit were being requested and issued.

                    (4) Notice of Issuance. On each Settlement Date, the Agent shall give notice to each Lender of the issuance of all Letters of Credit issued since the last Settlement Date.

               (e)  Payments Pursuant to Letters of Credit.

                    (1) Payment of Letter of Credit Obligations. Each Borrower agrees jointly and severally to reimburse (i) the Letter of Credit Issuer for any draw under any Letter of Credit and (ii) the Agent for the account of the Lenders upon any payment pursuant to any Credit Support immediately when due, and to pay the Letter of Credit Issuer the amount of all other obligations and other amounts payable to such issuer under or in connection with any Letter of Credit immediately when due, irrespective of any claim, setoff, defense or other right which such Borrower may have at any time against such issuer or any other Person. Each drawing under any Letter of Credit shall constitute a request by the Borrower to the Agent for a Borrowing of a Base Rate Loan in the amount of such drawing. The Funding Date with respect to such borrowing shall be the date of such drawing.

               (f)  Participations.

                    (1) Purchase of Participations. Immediately upon issuance of any Letter of Credit in accordance with Section 2.3(d), each Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation equal to such Lender's Pro Rata Share of the face amount of such Letter of Credit or the Credit Support provided through the Agent to the Letter of Credit Issuer, if not the Bank, in connection with the issuance of such Letter of Credit (including, without limitation, all obligations of the Borrowers with respect thereto, and any security therefor or guaranty pertaining thereto).

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

                    (2) Sharing of Reimbursement Obligation Payments. Whenever the Agent receives a payment from any Borrower on account of reimbursement obligations in respect of a Letter of Credit or Credit Support as to which the Agent has previously received for the account of the Letter of Credit Issuer thereof payment from a Lender pursuant to Section 2.3(e)(2), the Agent shall promptly pay to such Lender such Lender's Pro Rata Share of such payment from such Borrower in Dollars. Each such payment shall be made by the Agent on the next Settlement Date.

                    (3) Documentation. Upon the request of any Lender, the Agent shall furnish to such Lender copies of any Letter of Credit, Credit Support for any Letter of Credit, reimbursement agreements executed in connection therewith, applications for any Letter of Credit, and such other documentation as may reasonably be requested by such Lender.

                    (4) Obligations Irrevocable. The obligations of each Lender to make payments to the Agent with respect to any Letter of Credit or with respect to their participation therein or with respect to any Credit Support for any Letter of Credit or with respect to the Revolving Loans made as a result of a drawing under a Letter of Credit and the obligations of the Borrowers to make payments to the Agent, for the account of the Lenders, shall be irrevocable and shall not be subject to any qualification or exception whatsoever, including, without limitation, any of the following circumstances:

                    (i) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                    (ii) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, the Agent, the issuer of such Letter of Credit, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

                    (iii) any draft, certificate or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                    (v)   the occurrence of any Default or Event of Default; or

                    (vii) the failure of any Borrower to satisfy the applicable conditions precedent set forth in Article 10.

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

               (g) Recovery or Avoidance of Payments; Refund of Payments in Error. In the event any payment by or on behalf of any Loan Party received by the Agent with respect to any Letter of Credit or Credit Support provided for any Letter of Credit (or any guaranty by any Loan Party or reimbursement obligation of any Borrower relating thereto) and distributed by the Agent to the Lenders on account of their respective participations therein is thereafter set aside, avoided or recovered from the Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Agent, pay to the Agent their respective Pro Rata Shares of such amount set aside, avoided or recovered, together with interest at the rate required to be paid by the Agent upon the amount required to be repaid by it. Unless the Agent receives notice from the Authorized Representative prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

               (h)  Compensation for Letters of Credit.

                    (1) Letter of Credit Fee. Each Borrower agrees, jointly and severally, to pay to the Agent with respect to each Letter of Credit, for the account of the Lenders, the Letter of Credit Fee specified in, and in accordance with the terms of, Section 3.5.

                    (2) Issuer Fees and Charges. Each Borrower shall jointly and severally pay to the issuer of any Letter of Credit, or to the Agent, for the account of the issuer of any such Letter of Credit, solely for such issuer's account, such fees and other charges as are charged by such issuer for letters of credit issued by it, including, without limitation, its standard fees for issuing, administering, amending, renewing, paying and canceling letters of credit and all other fees associated with issuing or servicing letters of credit, as and when assessed.

               (i) Indemnification by Lenders. To the extent not reimbursed by the Borrowers and without limiting the obligations of the Borrowers hereunder, the Lenders agree to indemnify the issuer of any Letter of Credit ratably in accordance with their respective Pro Rata Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including attorneys' fees) or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against such issuer in any way relating to or arising out of any Letter of Credit issued by such issuer or the transactions contemplated thereby or any action taken or omitted by such issuer under any Letter of Credit issued by such issuer or any Loan Document in connection therewith; provided that no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the issuer of any Letter of Credit promptly upon demand for its Pro Rata Share of any costs or expenses payable by a Borrower to such issuer, to the extent that such issuer is not promptly reimbursed for such costs and expenses by the Borrowers. The agreement contained in this Section shall survive payment in full of all other Obligations.

               (j)  Indemnification; Exoneration; Power of Attorney.

                    (1) Indemnification. In addition to amounts payable as elsewhere provided in this Section 2.3, each Borrower hereby agrees, jointly and severally, to protect, indemnify, pay and save the Lenders and the Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit or the provision of any credit support or enhancement in connection therewith. The agreement in this Section 2.3(j)(1) shall survive payments of all Obligations.

                    (2) Assumption of Risk by the Borrowers. As among the Borrowers, the Lenders, and the Agent, each Borrower assumes all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Lenders and the Agent shall not be responsible for: (A) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit; (D) errors, omissions, interruptions, or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof; (G) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; (H) any consequences arising from causes beyond the control of the Lenders or the Agent, including, without limitation, any act or omission, whether rightful or wrongful, of any present or future de jure or de facto Governmental Authority; or (I) any Letter of Credit issuer's honor of a draw for which the draw or any certificate fails to comply in any respect with the terms of the Letter of Credit. None of the foregoing shall affect, impair or prevent the vesting of any rights or powers of the Agent or any Lender under this Section 2.3(j).

                    (3) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Agent or any Lender under or in connection with any of the Letters of Credit or any related certificates shall not put the Agent or any Lender under any resulting liability to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

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                    (4)  Rights Against Letter of Credit Issuer. Nothing
contained in this Agreement is intended to limit the Borrowers' rights, if any, with respect to the issuer of a Letter of Credit which arise as a result of the letter of credit application and related documents executed by and between a Borrower and such issuer.

                    (5) Power of Attorney. In connection with all Inventory financed by Letters of Credit, each Borrower hereby appoints the Agent, or the Agent's designee, as its attorney, with full power and authority: (a) to sign and/or endorse such Borrower's name upon any warehouse or other receipts; (b) to sign such Borrower's name on bills of lading and other negotiable and non-negotiable documents; (c) to clear Inventory through customs in the Agent's or such Borrower's name, and to sign and deliver to customs officials powers of attorney in such Borrower's name for such purpose; (d) to complete in such Borrower's or the Agent's name, any order, sale, or transaction, obtain the necessary documents in connection therewith, and collect the proceeds thereof; and (e) to do such other acts and things as are necessary in order to enable the Agent to obtain possession of the Inventory and to obtain payment of the Obligations. Neither the Agent nor its designee, as any Borrower's attorney, will be liable for any acts or omissions, nor for any error of judgement or mistakes of fact or law. This power, being coupled with an interest, is irrevocable until all Obligations have been paid and satisfied.

                    (6) Account Party. Each Borrower hereby authorizes and directs any issuer of a Letter of Credit to name such Borrower as an "Account Party" therein and to deliver to the Agent, with notice thereof to the Authorized Representative on behalf of the Borrowers, all instruments, documents and other writings and property received by the issuer pursuant to the Letter of Credit, and to accept and rely upon the Agent's instructions and agreements with respect to all matters arising in connection with the Letter of Credit or the application therefor.

                    (7) Control of Inventory. In connection with all Inventory financed by Letters of Credit, each Borrower will, at the Agent's request during the continuance of an Event of Default, instruct all suppliers, carriers, forwarders, warehouses or others receiving or holding Inventory, documents or instruments in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Borrower's possession, to deliver them, upon request, to the Agent in their original form. Each Borrower shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

              (k) Cash Collateral; Supporting Letter of Credit. If, notwithstanding the provisions of Section 2.3(b) and Section 12.1, any Letter of Credit or Credit Support is outstanding upon the termination of this Agreement, then upon such termination, the Borrowers shall deposit with the Agent, for the ratable benefit of the Agent and the Lenders, with respect to each Letter of Credit or Credit Support then outstanding, cash in the amount of 105% of the face amount of such Letter of Credit or a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Agent, issued by an issuer reasonably satisfactory to the Agent in an amount equal to the greatest amount for which such Letter of Credit or such Credit Support may be drawn plus any fees and expenses associated with such Letter of Credit or such Credit Support, under which Supporting Letter of Credit the Agent is entitled to draw amounts

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

necessary to reimburse the Agent and the applicable Lenders for payments to be made by the Agent and such Lenders under such Letter of Credit or Credit Support and any fees and expenses associated with such Letter of Credit or Credit Support. Such Supporting Letter of Credit shall be held by the Agent, for the ratable benefit of the Agent and the applicable Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or such Credit Support remaining outstanding. Such deposit of cash or Supporting Letter of Credit, as applicable, shall be held by the Agent, for the ratable benefit of the Agent and the Lenders, as security for, and to provide for the payment of, the aggregate undrawn amount of such Letters of Credit or Credit Support remaining outstanding until such time as such Letters of Credit shall have been terminated or canceled and all of the Obligations owing from the Borrowers in respect of the Letters of Credit and/or Credit Support have been paid in full.

       2.4 Bank Products. The Authorized Representative may request on behalf of any of the Borrowers and the Agent (in the case of the Bank and its Affiliates) or another Lender (in the case of such other Lender and its Affiliates) may, in its sole and absolute discretion, arrange for the Borrowers to obtain from the Bank or any of its Affiliates (in the case of the Agent) or such other Lender or its Affiliates (in the case of such other Lender) Bank Products although such Borrower is not required to do so. If Bank Products are provided by an Affiliate of the Bank or another Lender, the Borrowers jointly and severally agree to indemnify and hold the Agent, the Bank and the other Lenders harmless from any and all costs and obligations now or hereafter incurred by the Agent, the Bank or any other Lender which arise from any indemnity given by the Agent or such other Lender, as the case may be, to its Affiliates related to such Bank Products; provided, however, (x) nothing contained herein is intended to limit the Borrowers' rights, with respect to the Bank, another Lender or their respective Affiliates, if any, which arise as a result of the execution of documents by and between any Borrower and the Bank or another Lender, as applicable, which relate to Bank Products and (y) Bank Products consisting of cash management services, including controlled disbursement services, and ACH Transactions may only be provided to a Borrower by the Bank or an Affiliate of the Bank or another bank acceptable to the Agent. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank, another Lender or any of their respective Affiliates (a) is in the sole and absolute discretion of the Bank, such other Lender or the applicable Affiliate of the Bank or such other Lender, as the case may be, and
(b) is subject to all rules and regulations of the Bank, such other Lender or the applicable Affiliate of the Bank or such other Lender, as the case may be. The agreement contained in this Section shall survive termination of this Agreement. Each Borrower acknowledges and agrees that the obtaining of Bank Products from the Bank or the Bank's Affiliates (a) is in the sole and absolute discretion of the Bank or the Bank's Affiliates, and (b) is subject to all rules and regulations of the Bank or the Bank's Affiliates.

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                                    ARTICLE 3

                                INTEREST AND FEES

       3.1  Interest.

            (a) Interest Rates. All outstanding Obligations shall bear interest on the unpaid principal amount thereof (including, to the extent permitted by law, on interest thereon not paid when due) from the date made until paid in full in cash at a rate determined by reference to the Base Rate or the LIBOR Rate and Sections 3.1(a)(i) or (ii), as applicable, but not to exceed the Maximum Rate described in Section 3.3. Subject to the provisions of Section 3.2, any of the Loans may be converted into, or continued as, Base Rate Loans or LIBOR Rate Loans in the manner provided in Section 3.2. If at any time Loans are outstanding with respect to which notice has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the interest rate applicable thereto, then those Loans shall be Base Rate Loans and shall bear interest at a rate determined by reference to the Base Rate until notice to the contrary has been given to the Agent in accordance with this Agreement and such notice has become effective. Except as otherwise provided herein, the outstanding Obligations shall bear interest as follows:

                  (i) For all Base Rate Loans and other Obligations (other than LIBOR Revolving Loans) at a fluctuating per annum rate equal to the Base Rate plus the Applicable Margin; and

                  (ii) For all LIBOR Revolving Loans at a per annum rate equal to the LIBOR Rate plus the Applicable Margin.

Each change in the Base Rate shall be reflected in the interest rate described in (i) above as of the effective date of such change. All interest charges shall be computed on the basis of a year of 360 days and actual days elapsed (which results in more interest being paid than if computed on the basis of a 365-day year). The Borrowers, jointly and severally, shall pay to the Agent, for the ratable benefit of the Lenders (x) interest accrued on all Base Rate Loans in arrears on the first day of each month hereafter and on the Termination Date and
(ii) interest on all LIBOR Revolving Loans in arrears on each LIBOR Interest Payment Date.

            (b) Default Rate. If any Default or Event of Default occurs and is continuing and the Agent or the Majority Lenders in their discretion so elect, then, while any such Default or Event of Default is continuing, all of the Obligations shall bear interest at the Default Rate applicable thereto.

       3.2 Conversion and Continuation Elections. (a) The Authorized Representative on behalf of the Borrowers may, upon irrevocable written notice to the Agent in accordance with Subsection 3.2(b):

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

                  (i) elect, as of any Business Day, in the case of Base Rate Loans to convert any such Loans (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof) into LIBOR Rate Loans; or

                  (ii) elect, as of the last day of the applicable Interest Period, to continue any LIBOR Rate Loans having Interest Periods expiring on such day (or any part thereof in an amount not less than $1,000,000, or that is in an integral multiple of $1,000,000 in excess thereof);

provided, that if at any time the aggregate amount of LIBOR Rate Loans in respect of any Borrowing is reduced, by payment, prepayment, or conversion of part thereof to be less than $1,000,000, such LIBOR Rate Loans shall automatically convert into Base Rate Loans, provided further that if the notice shall fail to specify the duration of the Interest Period, such Interest Period shall be one month and on and after such date the right of the Borrowers to continue such Loans as, and convert such Loans into, LIBOR Rate Loans, as the case may be, shall terminate.

            (b) The Authorized Representative on behalf of the Borrowers shall deliver a Notice of Conversion/Continuation (substantially in the form of Exhibit F or another form acceptable to the Agent) (each, a "Notice of Conversion/Continuation") to be received by the Agent not later than 11:00 a.m. (New York City time) at least three Business Days in advance of the Conversion/Continuation Date, if the Loans are to be converted into or continued as LIBOR Rate Loans and specifying:

                  (i)   the proposed Conversion/Continuation Date;

                  (ii) the aggregate amount of Loans to be converted or renewed;

                  (iii) the type of Loans resulting from the proposed conversion or continuation; and

                  (iv) the duration of the requested Interest Period, provided, however, the Borrower may not select an Interest Period that ends after the Stated Termination Date.

            (c) If upon the expiration of any Interest Period applicable to LIBOR Rate Loans, the Borrowers have failed to timely select a new Interest Period to be applicable to LIBOR Rate Loans or if any Event of Default then exists, the Borrowers shall be deemed (without the giving of a Notice of Conversion/Continuation) to have elected to convert such LIBOR Rate Loans into Base Rate Loans effective as of the expiration date of such Interest Period.

            (d) The Agent will promptly notify each Lender of its receipt of a Notice of Conversion/Continuation. All conversions and continuations shall be made ratably according to the respective outstanding principal amounts of the Loans with respect to which the notice was given held by each Lender.

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

            (e) During the existence of an Event of Default, the Borrowers may not elect to have a Loan converted into or continued as a LIBOR Rate Loan.

            (f) After giving effect to any conversion or continuation of Loans, there may not be more than eight (8) different Interest Periods in effect with respect to the Borrowers in the aggregate.

       3.3 Maximum Interest Rate. In no event shall any interest rate provided for hereunder exceed the maximum rate legally chargeable by the Lenders under applicable law for loans of the type provided for hereunder (the "Maximum Rate"). If, in any month, any interest rate, absent such limitation, would have exceeded the Maximum Rate, then the interest rate for that month shall be the Maximum Rate, and, if in future months, that interest rate would otherwise be less than the Maximum Rate, then that interest rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would, but for this Section 3.3, have been paid or accrued if the interest rates otherwise set forth in this Agreement had at all times been in effect, then the Borrowers shall, to the extent permitted by applicable law, pay the Agent, for the account of the Lenders, an amount equal to the difference between (a) the lesser of (i) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect or (ii) the amount of interest which would have accrued had the interest rates otherwise set forth in this Agreement, at all times, been in effect and (b) the amount of interest actually paid or accrued under this Agreement. In the event that a court determines that the Agent and/or any Lender has received interest and other charges hereunder in excess of the Maximum Rate, such excess shall be deemed received on account of, and shall automatically be applied to reduce, the Obligations other than interest, in the inverse order of maturity, and if there are no Obligations outstanding, the Agent and/or such Lender shall refund to the Authorized Representative on behalf of the Borrowers such excess.

       3.4 Unused Line Fee. Until the Obligations have been paid in full and this Agreement is terminated, the Borrowers agree, jointly and severally, to pay, on the first day of each month and on the Termination Date, to the Agent, for the ratable account of the Lenders, an unused line fee (the "Unused Line Fee") equal to 0.5% per annum on the amount by which the average daily Maximum Revolver Amount exceeded the sum of the average daily outstanding amount of Revolving Loans, the average daily aggregate undrawn face amount of all outstanding Letters of Credit plus the average daily aggregate amount of any unpaid reimbursement Obligations in respect of Letters of Credit, during the immediately preceding month or shorter period if calculated on the Termination Date. The Unused Line Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. All payments received by the Agent on account of Accounts or as proceeds of other Collateral shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of calculating the unused line fee pursuant to this Section 3.4.

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

       3.5 Letter of Credit Fee. The Borrowers agree, jointly and severally, to pay to the Agent, for the ratable account of the Lenders, for each Letter of Credit, a fee (the "Letter of Credit Fee") equal to 3.0% per annum of the average daily outstanding undrawn face amount of such Letter of Credit, plus all out-of-pocket costs, fees and expenses incurred by the Agent in connection with the application for, issuance of, or amendment to such Letter of Credit, which costs, fees and expenses will also include a "fronting fee" of 25 basis points times the face amount of such Letter of Credit at the time of issuance. The Letter of Credit Fee shall be payable by the Borrowers monthly in arrears on the first day of each month following any month in which a Letter of Credit was issued and/or in which a Letter of Credit remains outstanding. The Letter of Credit Fee shall be computed on the basis of a 360-day year for the actual number of days elapsed. If any Event of Default occurs and is continuing, then the Letter of Credit Fee shall be 5.0% per annum (plus bank charges) and shall be payable on demand.

       3.6 Fee Letters. The Borrowers jointly and severally agree to pay the Agent all fees set forth in the Fee Letter.

       3.7 Payment of Fees. The Borrowers jointly and severally agree that all fees described in this Article 3, including without limitation the fees payable pursuant to the terms of the Fee Letter, shall be fully earned when accrued and non-refundable for any reason whatsoever and shall be due and payable on the due dates set forth in this Agreement.

                                    ARTICLE 4

                            PAYMENTS AND PREPAYMENTS

       4.1 Revolving Loans. The Borrowers shall repay the outstanding principal balance of the Revolving Loans, plus all accrued but unpaid interest thereon, on the Termination Date. The Borrowers may prepay Revolving Loans at any time, and reborrow subject to the terms of this Agreement; provided, however, that with respect to any LIBOR Revolving Loans prepaid by any Borrower prior to the expiration date of the Interest Period applicable thereto, the Borrowers promise to pay, jointly and severally, to the Agent for account of the Lenders the amounts described in Section 5.4. In addition, and without limiting the generality of the foregoing, upon demand (within three days of demand if as a result of the imposition of a new Reserve, increase in a Reserve or a change in eligibility criteria) the Borrowers promise to pay to the Agent, for the account of the Lenders, the amount, without duplication, by which the Combined Availability is less than zero.

       4.2 Termination or Reduction of Facility. (a) The Borrowers may jointly (but not individually) terminate this Agreement upon at least 10 Business Days' written notice from the Authorized Representative to the Agent and the Lenders, upon (a) the payment in full of all outstanding Revolving Loans, together with accrued interest thereon, and the cancellation and return of all outstanding Letters of Credit or the provision of collateral support for such Letters of Credit as provided in Section 2.3(g), (b) the payment in full in cash of all other Obligations together with accrued interest thereon, and (c) with respect to any LIBOR Rate Loans prepaid in

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

connection with such termination prior to the expiration date of the Interest Period applicable thereto, the payment of the amounts described in Section 5.4.

             (b)  The Borrowers shall have the right, upon not less than three
(3) Business Days' written notice from the Authorized Representative to the Agent to, from time to time on or after the Final Bankruptcy Court Order Date, permanently reduce the Maximum Revolver Amount; provided, that (i) any such reduction in the Maximum Revolver Amount shall result in a Dollar-for-Dollar decrease in the aggregate amount of the Commitments then in effect, (ii) the aggregate amount of reductions of the Maximum Revolver Amount pursuant to this
Section 4.2(b) shall not exceed $150,000,000 and (iii) no such reduction of the Maximum Revolver Amount shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans on the effective date thereof, Combined Availability would be less than zero. Any such reduction shall be in an amount equal to $25,000,000 or a multiple of $5,000,000 in excess thereof, and shall reduce the aggregate Commitments then in effect pro rata among the Lenders. Prior to the Consumer Credit Card Account Line Expiration Date, the aggregate amount of reductions under this Section 4.2(b) shall not exceed $50,000,000. In no event shall the Borrowers be permitted to reduce the Maximum Revolver Amount pursuant to this Section 4.2(b) to an amount less than $250,000,000; provided that the Borrowers may terminate this Agreement pursuant to Section 4.2(a).

       4.3 Payments by the Loan Parties. (a) All payments to be made by any Loan Party shall be made without set-off, recoupment or counterclaim. Except as otherwise expressly provided herein, all payments by any Loan Party shall be made to the Agent for the account of the Lenders at the Agent's address set forth in Section 15.8, and shall be made in Dollars and in immediately available funds, no later than 2:00 p.m. (New York City time) on the date specified herein. Any payment received by the Agent later than 2:00 p.m. (New York City time) shall be deemed to have been received on the following Business Day and any applicable interest or fee shall continue to accrue.

             (b) Subject to the provisions set forth in the definition of "Interest Period" herein, whenever any payment is due on a day other than a Business Day, such payment shall be made on the following Business Day, and such extension of time shall in such case be included in the computation of interest or fees, as the case may be.

             (c) Unless the Agent receives notice from the Borrowers prior to the date on which any payment is due to the Lenders that the Borrowers will not make such payment in full as and when required, the Agent may assume that the Borrowers have made such payment in full to the Agent on such date in immediately available funds and the Agent may (but shall not be so required), in reliance upon such assumption, distribute to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent the Borrowers have not made such payment in full to the Agent, each Lender shall repay to the Agent on demand such amount distributed to such Lender, together with interest thereon at the Federal Funds Rate for each day from the date such amount is distributed to such Lender until the date repaid.

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

       4.4 Payments as Revolving Loans. At the election of the Agent, all payments of principal, interest, reimbursement obligations in connection with Letters of Credit, fees, premiums and other sums payable hereunder, including all reimbursement for expenses pursuant to Section 15.7, may be paid from the proceeds of Revolving Loans made hereunder, whether made following a request by the Borrowers pursuant to Section 2.2 or a deemed request as provided in this
Section 4.4. Each Borrower hereby irrevocably authorizes the Agent to charge the Loan Account for the purpose of paying all amounts due and payable hereunder, and agrees that all such amounts charged shall constitute Revolving Loans (including Bank Loans and Agent Advances) and that all such Revolving Loans so made shall be deemed to have been requested by the Borrowers pursuant to Section
2.2. With respect to reimbursement of expenses for which the Borrowers are obligated hereunder, the Agent will not charge the Loan Account of the Borrowers prior to giving the Borrowers at least two Business Days notice of each such reimbursable expense and, if the invoice for such reimbursable expense provides for a due date, then the Agent will not charge the Loan Account prior to the due date thereof.

       4.5 Apportionment and Application and Reversal of Payments. Principal and interest payments shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Loans to which such payments relate held by each Lender) and payments of the fees shall, as applicable, be apportioned ratably among the Lenders. All payments shall be remitted to the Agent and all such payments not relating to principal or interest of specific Loans, or not constituting payment of specific fees, and all proceeds of Accounts or other Collateral received by the Agent, shall be applied, ratably, subject to the provisions of this Agreement, first, to pay any fees, indemnities or expense reimbursements relating to Bank Products of the type specified in clauses (ii) and (iii) of the definition thereof then due to any Lender or any of its Affiliates from any of the Borrowers (but only if no Event of Default is continuing at such time; it being agreed that if an Event of Default is continuing, clause first shall not be applicable); second, to pay any fees or expense reimbursements then due to the Lenders from any of the Borrowers; third, to pay interest due in respect of all Revolving Loans, including Bank Loans and Agent Advances; fourth, to pay or prepay principal of Bank Loans and Agent Advances; fifth, to pay or prepay principal of the Revolving Loans (other than Bank Loans and Agent Advances) and unpaid reimbursement obligations in respect of Letters of Credit; sixth, to pay an amount to Agent equal to all outstanding Obligations (contingent or otherwise) with respect to Letters of Credit to be held as cash collateral for such Obligations; seventh, to the payment of any Obligations then due and owing of any Borrower in respect of Bank Products (to the extent not paid pursuant to clause first above) and eighth, to the payment of any other Obligation due to the Agent or any Lender by the Borrowers. Notwithstanding anything to the contrary contained in this Agreement, unless so directed by the Borrowers, or unless an Event of Default is outstanding, neither the Agent nor any Lender shall apply any payments which it receives to any LIBOR Revolving Loan, except (a) on the expiration date of the Interest Period applicable to any such LIBOR Revolving Loan or (b) in the event, and only to the extent, that there are no outstanding Base Rate Loans and, in any event, the Borrower shall pay LIBOR breakage losses in accordance with Section 5.4. The Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Obligations.

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

       4.6 Indemnity for Returned Payments. If, after receipt of any payment of, or proceeds applied to the payment of, all or any part of the Obligations, the Agent, any Lender, the Bank or any Affiliate of the Bank is for any reason compelled to surrender such payment or proceeds to any Person, because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by the Agent or such Lender, and the Borrowers shall be liable, jointly and severally, to pay to the Agent and the Lender, and hereby do indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless for, the amount of such payment or proceeds surrendered. The provisions of this
Section 4.6 shall be and remain effective notwithstanding any contrary action which may have been taken by the Agent or any Lender in reliance upon such payment or application of proceeds, and any such contrary action so taken shall be without prejudice to the Agent's and the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment or application of proceeds having become final and irrevocable. The provisions of this Section 4.6 shall survive the termination of this Agreement.

       4.7 Agent's and Lenders' Books and Records; Monthly Statements. The Agent shall record the principal amount of the Loans owing to each Lender, the undrawn face amount of all outstanding Letters of Credit and the aggregate amount of unpaid reimbursement obligations outstanding with respect to the Letters of Credit from time to time on its books. In addition, each Lender may note the date and amount of each payment or prepayment of principal of such Lender's Loans in its books and records. Failure by Agent or any Lender to make such notation shall not affect the obligations of the Borrowers with respect to the Loans or the Letters of Credit. Each Borrower agrees that the Agent's and each Lender's books and records showing the Obligations and the transactions pursuant to this Agreement and the other Loan Documents shall be admissible in any action or proceeding arising therefrom, and shall constitute rebuttably presumptive proof thereof, irrespective of whether any Obligation is also evidenced by a promissory note or other instrument. The Agent will provide to the Authorized Representative on behalf of the Borrowers a monthly statement of Loans, payments, and other transactions pursuant to this Agreement. Such statement shall be deemed correct, accurate, and binding on the Borrowers and an account stated (except for reversals and reapplications of payments made as provided in Section 4.6 and corrections of errors discovered by the Agent), unless the Borrowers notify the Agent in writing to the contrary within 30 days after such statement is rendered. In the event a timely written notice of objections is given by the Borrowers, only the items to which exception is expressly made will be considered to be disputed by the Borrowers.

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                                    ARTICLE 5

                     TAXES, YIELD PROTECTION AND ILLEGALITY

       5.1 Taxes. (a) Except as provided in Section 5.1(c), any and all payments by any Borrower to each Lender or the Agent under this Agreement and any other Loan Document shall be made free and clear of, and without deduction or withholding for any Taxes (excluding the following Taxes ("Excluded Taxes"):
(i) Taxes imposed on, or measured by, the recipient's overall net income or overall gross income imposed by the jurisdiction under the laws of which such recipient is incorporated or otherwise organized, in which such recipient is a resident for income tax purposes, or in which such recipient's principal executive office or lending office is located, in each case, including any political subdivision thereof, (ii) branch profits taxes, franchise taxes, or similar taxes imposed on the recipient, and (iii) any Taxes that would not have been imposed but for the activities of the recipient in the jurisdiction imposing such Tax other than the execution, delivery, performance, filing, recording, and enforcement of, and the other activities contemplated in, this Agreement and the other Loan Documents, and the recipient's participation in the transactions contemplated by this Agreement and the other Loan Documents (all Taxes other than Excluded Taxes, "Indemnified Taxes")). In addition, the Borrowers shall, jointly and severally, pay all Other Taxes.

             (b) Each Borrower agrees, jointly and severally, to indemnify and hold harmless each Lender and the Agent for the full amount of Indemnified Taxes or Other Taxes (including any Indemnified Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section) paid by the Lender or the Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within 30 days after the date such Lender or the Agent makes written demand therefor.

             (c) If any Borrower shall be required by law to deduct or withhold any Indemnified Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or the Agent, then:

                  (i) the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) such Lender or the Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions or withholdings been made;

                  (ii) such Borrower shall make such deductions and withholdings;

                  (iii) such Borrower shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

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                  (iv)  such Borrower shall also pay to each Lender or the Agent for the account of such Lender, at the time interest is paid, all additional amounts which the respective Lender specifies as necessary to preserve the after-tax yield such Lender would have received if such Taxes or Other Taxes had not been imposed.

             (d) Within 30 days after the date of any payment by any Borrower of Indemnified Taxes or Other Taxes, such Borrower shall furnish the Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to the Agent.

             (e) If any Borrower is required to pay additional amounts to any Lender or the Agent pursuant to subsection (c) of this Section, then such Lender shall use reasonable efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its lending office so as to eliminate any such additional payment by such Borrower which may thereafter accrue, if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

             (f) If any Borrower is required to pay any amounts pursuant to the provisions of this Section 5.1, and if thereafter any Lender or the Agent (as the case may be) shall receive or be granted a credit against or remission for Indemnified Taxes or Other Taxes payable by such Lender or the Agent (as the case may be) in respect of the amounts so paid by such Borrower, such Lender or the Agent (as the case may be) shall to the extent that it can do so without prejudice to the retention of the amount of such credit or remission, pay to such Borrower 30 days after the date on which such Lender or the Agent effectively obtains the benefit of such credit or remission an amount which it reasonably determines to be equal to such credit or remission less any sum which it is required by law to deduct therefrom. Such Lender or the Agent (as the case may be) may, in its sole discretion, determine the order of utilization of all charges, deductions, credits and expenses which reduce Taxes imposed on its net income. Nothing in this Section 5.1(f) shall be construed as requiring any Lender or the Agent (as the case may be) to conduct its business or to arrange or alter in any respect its Tax or financial affairs so that it is entitled to receive such credit or remission, other than performing any ministerial acts necessary to be entitled to receive such credit or remission.

             (g) In the event that any Lender or the Agent receives written communication from any Tax authority with respect to an assessment or proposed assessment of any Indemnified Taxes or Other Taxes, such Lender or the Agent (as the case may be) shall promptly notify the Borrowers in writing and provide a copy of such communication to the Borrowers. In the event that an administrative or judicial proceeding is commenced involving any Lender or the Agent which, if determined adversely to it, would result in the payment of Indemnified Taxes or Other Taxes, such Lender or the Agent (as the case may be) shall promptly notify the Borrowers and shall permit the Borrowers to consult with such Lender or Agent regarding such proceeding and the preparation of submissions in connections with such proceeding; provided, however, that in the event that such Lender or the Agent (as the case may be) fails to comply with this provision, with respect to any communication, or administrative or judicial proceeding, the Borrowers shall continue to have liability to indemnify such Lender or the Agent (as the case may be) hereunder with respect to Indemnified Taxes or Other Taxes that are the subject of such communication or

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proceeding, except to the extent that the Borrowers were prejudiced and incurred liability solely as a result of such failure.

       5.2 Illegality. (a) If any Lender determines that the introduction of any Requirement of Law, or any change in any Requirement of Law, or in the interpretation or administration of any Requirement of Law, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its applicable lending office to make LIBOR Rate Loans, then, on notice thereof by the Lender to the Authorized Representative on behalf of the Borrowers through the Agent, any obligation of that Lender to make LIBOR Rate Loans shall be suspended until the Lender notifies the Agent and the Authorized Representative on behalf of the Borrowers that the circumstances giving rise to such determination no longer exist.

             (b) If a Lender determines that it is unlawful to maintain any LIBOR Rate Loan, the Borrowers shall, upon their or the Authorized Representative's receipt of notice of such fact and demand from such Lender (with a copy to the Agent), prepay in full such LIBOR Rate Loans of that Lender then outstanding, together with interest accrued thereon and amounts required under Section 5.4, either on the last day of the Interest Period thereof, if the Lender may lawfully continue to maintain such LIBOR Rate Loans to such day, or immediately, if the Lender may not lawfully continue to maintain such LIBOR Rate Loan. If the Borrowers are required to so prepay any LIBOR Rate Loan, then concurrently with such prepayment, such Borrowers shall borrow from the affected Lender, in the amount of such repayment, a Base Rate Loan.

       5.3 Increased Costs and Reduction of Return. (a) If any Lender determines that, due to either (i) the introduction of or any change in the interpretation of any law or regulation or (ii) the compliance by that Lender with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Rate Loans (in each case, other than Taxes, which shall be governed exclusively by Section 5.1), then the Borrowers shall be liable for, and shall from time to time, upon demand (with a copy of such demand to be sent to the Agent), pay to the Agent for the account of such Lender, additional amounts as are sufficient to compensate such Lender for such increased costs.

             (b) If any Lender shall have determined that (i) the introduction of any Capital Adequacy Regulation, (ii) any change in any Capital Adequacy Regulation, (iii) any change in the interpretation or administration of any Capital Adequacy Regulation by any central bank or other Governmental Authority charged with the interpretation or administration thereof, or (iv) compliance by such Lender or any corporation or other entity controlling such Lender with any Capital Adequacy Regulation, affects or would affect the amount of capital required or expected to be maintained by such Lender or any corporation or other entity controlling such Lender and (taking into consideration such Lender's or such corporation's or other entity's policies with respect to capital adequacy and such Lender's desired return on capital) determines that the amount of such capital is increased as a consequence of its Commitment, loans, credits or obligations under this Agreement, then, upon demand of such Lender to the Authorized Representative on behalf of the Borrowers through the Agent, the Borrowers shall, jointly and

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severally, pay to such Lender, from time to time as specified by such Lender, additional amounts sufficient to compensate such Lender for such increase.

       5.4 Funding Losses. The Borrowers shall, jointly and severally, reimburse each Lender and hold each Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of:

            (a) the failure of the Borrowers to make on a timely basis any payment of principal of any LIBOR Rate Loan;

            (b) the failure of the Borrowers to borrow, continue or convert a Loan after the Borrowers have given (or is deemed to have given) a Notice of Borrowing or a Notice of Conversion/ Continuation;

            (c) the prepayment or other payment (including after acceleration thereof) of a LIBOR Rate Loan on a day that is not the last day of the relevant Interest Period;

including any such loss of anticipated profit and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain its LIBOR Rate Loans or from fees payable to terminate the deposits from which such funds were obtained. The Borrowers shall also pay any customary administrative fees charged by any Lender in connection with the foregoing.

       5.5 Inability to Determine Rates. If the Agent determines that for any reason adequate and reasonable means do not exist for determining the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan, or that the LIBOR Rate for any requested Interest Period with respect to a proposed LIBOR Rate Loan does not adequately and fairly reflect the cost to the Lenders of funding such Loan, the Agent will promptly so notify the Authorized Representative on behalf of the Borrowers and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBOR Rate Loans hereunder shall be suspended until the Agent revokes such notice in writing. Upon receipt of such notice, the Borrowers may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted by it. If the Borrowers do not revoke such Notice, the Lenders shall make, convert or continue the Loans, as proposed by the Borrowers, in the amount specified in the applicable notice submitted by the Borrowers, but such Loans shall be made, converted or continued as Base Rate Loans instead of LIBOR Rate Loans.

       5.6 Certificates of Lenders. If any Lender claims reimbursement or compensation under this Article 5 the Agent shall determine the amount thereof and shall deliver to the Authorized Representative on behalf of the Borrowers (with a copy to the affected Lender) within 90 days of demand a certificate setting forth in reasonable detail the amount payable to the affected Lender and such certificate shall be conclusive and binding on the Borrowers in the absence of manifest error.

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       5.7  Survival. The agreements and obligations of the Borrowers in this
Article 5 shall survive the payment of all other Obligations.

                                    ARTICLE 6

                    COLLATERAL; ADMINISTRATIVE SUPERPRIORITY

       6.1 Grant of Security Interest. (a) As security for all present and future Obligations, each Loan Party hereby grants to the Agent, for the ratable benefit of the Agent and the Lenders, a continuing security interest in, lien on, and right of set-off against, all of the following property of such Loan Party, whether now owned or existing or hereafter acquired or arising, regardless of where located:

                   (i)    all Accounts;

                   (ii)   all Inventory;

                   (iii)  all contract rights;

                   (iv)   all Chattel Paper;

                   (v)    all Documents;

                   (vi)   all Instruments;

                   (vii)  all Supporting Obligations;

                   (viii) all General Intangibles;

                   (ix)   all Equipment;

                   (x)    all Investment Property;

                   (xi) all money, cash, cash equivalents, securities and other property of any kind of such Loan Party held directly or indirectly by the Agent or any Lender;

                   (xii) all of such Loan Party's deposit accounts, credits, and balances with and other claims against the Agent or any Lender or any of their Affiliates or any other financial institution with which such Loan Party maintains deposits, including any Payment Accounts;

                   (xiii) all other assets and property of such Loan Party;

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

                   (xiv) all books, records and other property related to or referring to any of the foregoing, including, without limitation, books, records, account ledgers, data processing records, computer software and other property and General Intangibles at any time evidencing or relating to any of the foregoing;

                   (xv)   the following commercial tort claims listed on
       Schedule 6.1(a)(xv); and

                   (xvi) all accessions to, substitutions for and replacements, products and proceeds of any of the foregoing, including, but not limited to, proceeds of any insurance policies, claims against third parties, and condemnation or requisition payments with respect to all or any of the foregoing.

All of the foregoing, together with the property or interests therein covered by the DIP Orders, and all other property of any Loan Party or other Person in which the Agent or any Lender may at any time be granted a Lien to secure any or all of the Obligations, is herein collectively referred to as the "Collateral"; provided, that notwithstanding anything to the contrary herein, no security interest, lien or right of set-off exists in any avoidance action or the proceeds therefrom under the Bankruptcy Code.

            (b) As security for all Obligations, the DIP Orders create a Lien in favor of the Agent, for the ratable benefit of the Agent and the Lenders, on all real property, improvements thereon and interests therein now or hereafter owned or acquired by any Loan Party. To more fully effectuate such Lien, each Loan Party shall, to the extent requested at any time during the term of this Agreement by the Agent or the Majority Lenders, execute and deliver to the Agent Mortgage(s) on the Real Estate of such Loan Party; provided that in the event a mortgage recording tax based on the indebtedness secured thereby is payable upon recordation of any Mortgage then the amount secured under each such Mortgage(s) shall be limited to an amount not greater than 125% of the appraised value of the Real Estate subject to such Mortgage(s).

            (c) All of the Obligations shall be secured by all of the Collateral.

            (d) Each Loan Party hereby agrees that the Obligations shall constitute allowed administrative expense claims in its respective Case having priority pursuant to Section 364(c)(1) of the Bankruptcy Code over all administrative expense claims and unsecured claims against such Borrower now existing or hereafter arising, of any kind or nature whatsoever, including, without limitation, all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject, as to priority, only to Carve-Out Expenses, the establishment of which super-priority shall have been approved and authorized by the Bankruptcy Court.

            Each of the Loan Parties hereby represents and warrants that the Obligations of Loan Parties constitute allowed administrative expense claims in such Loan Party's Case.

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

            (e) The Agent's Liens and the super-priority administrative expense claim granted pursuant to clause (d) above have been independently granted by the Loan Documents, and may be independently granted by other Loan Documents heretofore or hereafter entered into. The Agent's Liens and the super-priority administrative expense claim granted pursuant to clause (d) above, this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order and the other Loan Documents supplement each other, and the grants, priorities, rights and remedies of the Lenders and the Agent hereunder and thereunder are cumulative. In the event of a direct conflict between the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, on the one hand, and any other Loan Document, on the other hand, the Interim Bankruptcy Court Order or the Final Bankruptcy Court Order, as the case may be, shall control.

            (f) The Agent agrees that, with respect to any Liens of the Agent in any item or items of Collateral (other than Accounts, Inventory, Real Estate or proceeds thereof) which is also encumbered by a Permitted Lien described in clause (g) of such definition, the Agent's Lien therein shall be subordinate and junior in all respects to such Permitted Lien therein and the Agent shall not exercise any of its rights or remedies to foreclose or otherwise realize upon such item or items of Collateral unless (i) the relevant Debt secured by such Permitted Lien on such item or items of Collateral is paid in full or (ii) the Agent obtains the prior written consent of the requisite holders of such Debt; provided that the foregoing shall in no event prohibit the Agent from receiving the proceeds of any such Collateral as a junior lienholder therein in connection with the exercise of rights or remedies with respect to such Collateral by the holder of any such Permitted Lien.

       6.2 Perfection and Protection of Security Interest. (a) Each Loan Party shall, at its expense, perform all steps requested by the Agent at any time to more fully effectuate, perfect, maintain, protect, and enforce the Agent's Liens, including, without limitation, at the request of the Agent: (i) executing, delivering and/or filing and recording of the Mortgage(s) and any additional security agreements or assignments with respect to Property Rights of such Loan Party and filing or authorizing the Agent to file financing or continuation statements, and amendments thereof, in form and substance satisfactory to the Agent; (ii) delivering to the Agent the originals of all Instruments, Documents, and Chattel Paper of such Loan Party, and all other Collateral of which the Agent determines it should have physical possession in order to perfect and protect the Agent's security interest therein, duly pledged, endorsed or assigned to the Agent without restriction; (iii) delivering to the Agent warehouse receipts covering any portion of the Collateral located in warehouses and for which warehouse receipts are issued and certificates of title covering any portion of the Collateral for which certificates of title have been issued; (iv) when an Event of Default exists and is continuing, transferring its Inventory to warehouses designated by the Agent; (v) placing notations on such Loan Party's books of account to disclose the Agent's security interest; (vi) obtaining control agreements from securities intermediaries with respect to financial assets in the possession of securities intermediaries;
(vii) obtaining control agreements from banks and other financial institutions with respect to deposit accounts (as defined in the UCC) maintained at such bank or other financial institution; (viii) assigning and delivering to the Agent all Supporting Obligations, including letters of credit on which such Loan Party is named beneficiary with the written consent of the issuer thereof; (ix) taking such other

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steps as are deemed necessary or desirable by the Agent to maintain and protect the Agent's Liens. Each Loan Party hereby authorizes the Agent to file one or more financing statements disclosing the Agent's Liens. Each Loan Party agrees that a carbon, photographic, photostatic, or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement.

            (b) If any Collateral of a Loan Party is at any time in the possession or control of any warehouseman, bailee or any of a Loan Party's agents or processors, then such Loan Party shall notify the Agent thereof and shall use commercially reasonable efforts if requested by the Agent obtain a bailee letter acknowledged by the bailee that notifies such Person of the Agent's security interest in such Collateral and instructs such Person to hold all such Collateral for the Agent's account subject to the Agent's instructions. If at any time any Collateral is located in any operating facility of a Loan Party that is leased by such Loan Party, then such Loan Party shall use commercially reasonable efforts if requested by the Agent obtain written landlord lien waivers or subordinations, in form and substance reasonably satisfactory to the Agent, that waives or subordinates all present and future Liens which the owner or lessor of such premises may be entitled to assert against such Collateral and permits the Agent to have access to such leased premises in connection with the exercise by the Agent of rights and remedies with respect to the Collateral located therein.

            (c) From time to time, each Loan Party shall, upon the Agent's request, execute and deliver confirmatory written instruments pledging to the Agent, for the ratable benefit of the Agent and the Lenders, the Collateral in which such Loan Party has an interest, but such Loan Party's failure to do so shall not affect or limit the Agent's security interest or any other rights of the Agent or any Lender in and to the Collateral with respect to such Loan Party. So long as this Agreement is in effect and until all Obligations have been fully satisfied, the Agent's Liens shall continue in full force and effect in all Collateral (whether or not deemed eligible for the purpose of calculating the Combined Availability or as the basis for any advance, loan, extension of credit, or other financial accommodation).

            (d) Notwithstanding anything to the contrary contained herein or elsewhere:

                 (i) The Agent's Liens shall be deemed valid and perfected by entry of the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, as the case may be. The Agent and the Lenders shall not be required to file any financing statements, mortgages, notices of lien or similar instruments in any jurisdiction or filing office, or to take possession of any Collateral or to take any other action in order to validate or perfect the Liens granted by or pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order or any other Loan Document. If the Agent or the Majority Lenders shall, in its or their sole discretion, from time to time elect to file any such financing statements, mortgages, notices of lien or similar instruments, take possession of any Collateral or take any other action to further validate the perfection of all or any portion of the Agent's Liens, all such documents and actions shall be deemed to have been filed or recorded or taken at the time and on the Interim Bankruptcy Court Order Date.

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                 (ii)  The Liens, lien priorities, super-priority administrative expense claims and other rights and remedies granted to the Agent and the Lenders pursuant to this Agreement, the Interim Bankruptcy Court Order, the Final Bankruptcy Court Order or the other Loan Documents
       (specifically including, but not limited to, the existence, perfection and priority of the Liens provided for herein and therein, and the administrative expense claim priority provided herein and therein) shall not be modified, altered or impaired in any manner by any other financing or extension of credit or incurrence of debt by any Loan Party (pursuant to Section 364 of the Bankruptcy Code or otherwise), or by dismissal or conversion of the Case, or by any other act or omission whatsoever. Without limiting the generality of the foregoing, notwithstanding any such order, financing, extension, incurrence, dismissal, conversion, act or omission:

                       (A) except for the Carve-Out Expenses, no costs or expenses of administration which have been or may be incurred in the Case or any conversion of the same or in any other proceedings related thereto, and no priority claims, are or will be prior to or on a parity with any claim of any Lenders, the Bank or the Agent against any Loan Party in respect of any Obligation;

                       (B) the Agent's Liens shall constitute valid and perfected first priority Liens subject and subordinate only, (x) in the case of the Agent's Liens encumbering Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, to Permitted Liens described in clauses
            (d), (e), (g), (h) and (i) of the definition thereof and (y) in the case of the Agent's Liens encumbering Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, Carve-Out Expenses and the Liens set forth on
            Schedule 9.19(b), and in each case under clauses (x) and (y) above shall be prior to all other Liens, now existing or hereafter arising, in favor of any other creditor or other Person; and

                       (C) the Agent's Liens shall continue to be valid and perfected without the need for the Agent to file financing statements or mortgages or to otherwise perfect the Agent's Liens under applicable nonbankruptcy law.

       6.3 Location of Collateral. Each Loan Party represents and warrants to the Agent and the Lenders that: (a) Schedule 6.3 is a correct and complete list of such Loan Party's and each of its Subsidiaries' chief executive office, the location of its books and records, the locations of the Collateral in which such Loan Party has an interest, and the locations of all of its other places of business; and (b) Schedule 8.12 correctly identifies any of such facilities and locations that are not owned by such Loan Party or such Subsidiary and sets forth the names of the owners and lessors or sublessors of such facilities and locations. Each Loan Party covenants and agrees that it will not (and will cause each of its Subsidiaries not to) (i) maintain any Collateral in which it has an interest at any location other than those locations listed for such Loan Party on Schedule 6.3 (ii) otherwise change or add to any of such locations, or (iii) change the location of its chief executive office from the location identified in Schedule 6.3, unless it gives the Agent at

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least 30 days' prior written notice thereof and executes any and all financing statements and other documents that the Agent reasonably requests in connection therewith. Without limiting the foregoing, each Loan Party represents that all of its and its Subsidiaries' Inventory (other than Inventory in transit) is, and covenants that all of its Inventory will be, located either (a) on premises owned by such Loan Party or the relevant Subsidiary, (b) on premises leased by such Loan Party or the relevant Subsidiary, provided that the Agent has received an executed landlord waiver from the landlord of such premises in form and substance satisfactory to the Agent, or (c) in a warehouse or with a bailee, provided that the Agent has received an executed bailee letter from the applicable Person in form and substance satisfactory to the Agent.

       6.4 Title to, Liens on, and Sale and Use of Collateral. Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that: (a) all of its and its Subsidiaries' Collateral is and will continue to be owned by such Loan Party or the relevant Subsidiary, as applicable, free and clear of all Liens whatsoever, except for Permitted Liens;
(b) the Agent's Liens in such Collateral will not be subject to any prior Lien other than Permitted Liens described in clauses (c), (d) and (e) of the definition thereof; (c) such Loan Party will (and will cause each of its Subsidiaries to) use, store, and maintain such Collateral with all reasonable care and will use such Collateral for lawful purposes only; and (d) such Loan Party will not (and will cause each of its Subsidiaries not to) except as otherwise permitted by this Agreement, without the Agent's prior written approval, sell, or dispose of or permit the sale or disposition of any of such Collateral except for sales of Inventory in the ordinary course of business and sales of Equipment as permitted by Section 6.11. The inclusion of proceeds in the Collateral shall not be deemed to constitute the Agent's or any Lender's consent to any sale or other disposition of the Collateral except as expressly permitted herein.

       6.5   [Intentionally Omitted].

       6.6 Access and Examination; Promotional Materials. (a) The Agent, accompanied by any Lender which so elects, may at all reasonable times during regular business hours (and at any time when a Default or Event of Default exists) have access to, examine, audit, make extracts from or copies of and inspect any or all of each Loan Party's and its Subsidiaries' records, files, and books of account and the Collateral, and discuss each Loan Party's and its Subsidiaries' affairs with each Loan Party's and its Subsidiaries' officers and management. Each Loan Party will (and will cause each of its Subsidiaries to) deliver to the Agent any instrument necessary for the Agent to obtain records from any service bureau maintaining records for such Loan Party and its Subsidiaries. If any of a Loan Party's or any of its Subsidiaries' records or reports of the Collateral are prepared by an accounting service or other agent, such Loan Party hereby authorizes (and shall cause each of its Subsidiaries to authorize) and, upon the request of the Agent, shall cause such service or agent to deliver such records, reports, and related documents to the Agent, for distribution to the Lenders, and/or, as the Agent shall choose, provide access to the Agent thereto. The Agent may, and at the direction of the Majority Lenders shall, at any time when a Default or Event of Default exists, and at the Loan Parties' expense, make copies of all of any Loan Party's and its Subsidiaries' books and records, or require a Loan Party to deliver (or cause to be delivered) such copies to the Agent. The Agent may, without expense to the Agent, use a Loan Party's supplies and premises as may be reasonably necessary for maintaining or

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enforcing the Agent's Liens and each Loan Party shall cooperate and make available its personnel for such purposes. The Agent shall have the right, at any time, in the Agent's name or in the name of a nominee of the Agent, to verify the validity, amount or any other matter relating to the Accounts, Inventory, or other Collateral of a Loan Party, by mail, telephone, or otherwise.

             (b) Each Loan Party agrees that, subject to such Loan Party's or Subsidiary's, as the case may be, prior consent for uses other than in a traditional tombstone, which consent shall not be unreasonably withheld or delayed, the Agent and each Lender may use such Loan Party's or such Subsidiary's name in advertising and promotional material.

       6.7 Collateral Reporting. Each Loan Party (or in the case of clause (h) below, each Loan Party which is a Borrower and Eddie Bauer Canada) shall provide the Agent with the following documents at the following times in form satisfactory to the Agent: (a) on a monthly basis, or more frequently if requested by the Agent, a schedule of such Loan Party's and its Subsidiaries' respective Accounts created, credits given, cash collected and other adjustments to Accounts of such Loan Party since the last such schedule; (b) on a monthly basis, or more frequently if requested by the Agent, an aging of such Loan Party's and its Subsidiaries' respective Accounts, together with a reconciliation to the previous month's aging of such Loan Party's and its Subsidiaries' respective Accounts and to such Loan Party's and its Subsidiaries' respective general ledgers, and, in the case of the Borrowers, to the corresponding Borrowing Base and, in each case, accompanied by such supporting detail and documentation as shall be requested by the Agent in its reasonable discretion; (c) upon request of the Agent, a report of open vouchers payable by vendor; (d) on a monthly basis (or more frequently if requested by the Agent), within fifteen Business Days of the last day of each month, Inventory reports by category, with additional detail showing additions to and deletions from the Inventory, together with a reconciliation to such Loan Party's general ledger and, in the case of the Borrowers, to the Combined Availability; (e) upon request, copies of invoices in connection with such Loan Party's and its Subsidiaries' respective Accounts, customer statements, credit memos, remittance advices and reports, deposit slips, shipping and delivery documents in connection with such Loan Party's and its Subsidiaries' respective Accounts and for Inventory and Equipment acquired by such Loan Party or any of its Subsidiaries, purchase orders and invoices; (f) upon request, a statement of the balance of each of the Intercompany Accounts; (g) such other reports as to the Collateral of such Loan Party and its Subsidiaries as the Agent shall reasonably request from time to time; (h) on a weekly basis (not later than the third Business Day after the last Business Day of the previous week with the information thereon to be as of the last Business Day of such previous week), a Borrowing Base Certificate; provided that prior to the Final Bankruptcy Court Order Date, the Borrowers and Eddie Bauer Canada shall not be required to deliver a Borrowing Base Certificate so long as Combined Availability (without giving effect to the Maximum Revolver Amount) is greater than $150,000,000 and in the event such Borrowing Base Certificate is not delivered for any week, the Borrowers and Eddie Bauer Canada are deemed to have represented that such condition has been satisfied; (i) on a monthly basis, by the 15th day of the following month, a detailed calculation of Eligible Major Credit Card Receivables, Eligible Consumer Credit Card Receivables and Eligible Inventory of such Loan Party; provided that if on any day of any week either (x) Combined Availability is less than $100,000,000 or (y) the Aggregate Outstandings are greater than $100,000,000, then such calculation shall be delivered for such

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week at the time the Borrowing Base Certificate for such week is required to be delivered (or would be required to be delivered absent the proviso in clause
(h)); and (j) with the delivery of each of the foregoing, a certificate of such Loan Party executed by an officer thereof certifying as to the accuracy and completeness of the foregoing.

       6.8 Accounts. (a) Each Loan Party hereby represents and warrants to the Agent and the Lenders, with respect to such Loan Party's and its Subsidiaries' respective Accounts, that: (i) each existing Account represents, and each future Account will represent, a bona fide sale or lease and delivery of goods by such Loan Party or the relevant Subsidiary, as applicable, or rendition of services by such Loan Party or the relevant Subsidiary, as applicable, in the ordinary course of such Loan Party's or such Subsidiary's respective business; (ii) each existing Account is, and each future Account will be, for a liquidated amount payable by the Account Debtor thereon on the terms set forth in the invoice therefor or in the schedule thereof delivered to the Agent, without any offset, deduction, defense, or counterclaim except those known to such Loan Party and reported to the Agent and the Lenders pursuant to this Agreement; (iii) no payment will be received with respect to any Account, and no credit, discount, or extension, or agreement therefor will be granted on any Account, except as reported to the Agent and the Lenders in accordance with this Agreement or properly reflected in a Borrowing Base Certificate; (iv) each copy of an invoice delivered to the Agent by such Loan Party or any of its Subsidiaries will be a genuine copy of the original invoice sent to the Account Debtor named therein; and (v) all goods described in each invoice will have been delivered to the Account Debtor and all services of such Loan Party or the relevant Subsidiary, as applicable, described in each invoice will have been performed.

             (b) Neither any Loan Party nor any of its Subsidiaries shall re-date any invoice or sale or make sales on extended dating beyond that customary in such Loan Party's or the relevant Subsidiary's, as applicable, business or modify any Account or extend any Account. If any Loan Party becomes aware of any matter materially adversely affecting the collectability of any Account or Account Debtor involving an amount greater than $250,000, including information regarding the Account Debtor's creditworthiness, such Loan Party will promptly so advise the Agent and if such Loan Party is a Borrower, exclude such Account from its Eligible Accounts.

             (c) Neither any Loan Party nor any of its Subsidiaries shall accept any note or other instrument (except a check or other instrument for the immediate payment of money) with respect to any Account without the Agent's written consent. If the Agent consents to the acceptance of any such instrument, it shall be considered as evidence of the Account and not payment thereof and such Loan Party will promptly deliver or cause to be delivered such instrument to the Agent, endorsed by such Loan Party or the relevant Subsidiary, as applicable, to the Agent in a manner satisfactory in form and substance to the Agent. Regardless of the form of presentment, demand or notice of protest with respect thereto, the applicable Loan Party or Subsidiary shall remain liable thereon until such instrument is paid in full.

             (d) Each Loan Party shall notify the Agent promptly of all disputes and claims in excess of $250,000 with any Account Debtor, and agrees (and shall cause each of its

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Subsidiaries to agree) to settle, contest, or adjust such dispute or claim at no expense to the Agent or any Lender. No discount, credit or allowance shall be granted by any Loan Party or any of its Subsidiaries to any such Account Debtor without the Agent's prior written consent, except for discounts, credits and allowances made or given in the ordinary course of such Loan Party's or the relevant Subsidiary's, as applicable, business when no Event of Default exists hereunder. Each Loan Party shall send (or cause to be sent to) the Agent a copy of each credit memorandum in excess of $250,000 as soon as issued and, if such Loan Party is a Borrower, such Loan Party shall promptly report that credit on Borrowing Base Certificates submitted by it. The Agent may, and at the direction of the Majority Lenders shall, at all times when an Event of Default exists hereunder, settle or adjust disputes and claims directly with Account Debtors for amounts and upon terms which the Agent or the Majority Lenders, as applicable, shall consider advisable and, in all cases, the Agent will credit the Borrowers' Loan Account with only the net amounts received by the Agent in payment of any such Loan Party's or Subsidiary's, as applicable, Accounts.

             (e) If an Account Debtor (other than a retail customer in the ordinary course of business) returns any Inventory to a Loan Party when no Event of Default exists, then such Loan Party shall promptly determine the reason for such return and shall issue a credit memorandum to the Account Debtor in the appropriate amount. Each such report shall indicate the reasons for the returns and the locations and condition of the returned Inventory. In the event any Account Debtor (other than a retail customer in the ordinary course of business) returns Inventory to a Loan Party or any of its Subsidiaries when an Event of Default exists, such Loan Party, upon request of the Agent, shall (and shall cause such Subsidiary to): (i) hold the returned Inventory in trust for the Agent; (ii) segregate all returned Inventory from all of its other property;
(iii) dispose of the returned Inventory solely according to the Agent's written instructions; and (iv) not issue any credits or allowances with respect thereto without the Agent's prior written consent. All returned Inventory shall be subject to the Agent's Liens thereon. Whenever any Inventory is returned, the related Account shall be deemed ineligible to the extent of the amount owing by the Account Debtor with respect to such returned Inventory and such returned Inventory shall not, in the case of a Loan Party which is a Borrower, be Eligible Inventory of such Loan Party.

       6.9 Collection of Accounts; Payments. (a) Subject to the following sentence, each Loan Party shall make collection of all of its Accounts and other Collateral for the Agent, shall receive all payments as the Agent's trustee, and shall immediately deliver all payments in their original form duly endorsed in blank into a Payment Account established for the account of such Loan Party, subject to a Blocked Account Agreement. As soon as practicable (but in any event not later than 15 days following the Closing Date with respect to bank accounts at the Bank and not later than 20 days following the Closing Date with respect to bank accounts at any other bank), each Loan Party shall have established a Payment Account and a related lock-box service for collections of its Accounts at the Bank or another Clearing Bank acceptable to the Agent and, in each case, subject to a Blocked Account Agreement and other documentation acceptable to the Agent and shall have instructed each Account Debtor (other than an Account Debtor under a Consumer Credit Card Receivable) to make all payments directly to such Payment Account or to the address established for such lock-box service and shall provide evidence to the Agent,

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satisfactory to the Agent, that such instructions have been given. If, notwithstanding such instructions, a Loan Party receives any proceeds of Accounts or if a Loan Party receives any payments on account of any other Collateral or any other payments of any source, it shall receive such payments as the Agent's trustee, and shall immediately (and not less often then daily) deliver such payments to the Agent in their original form or deposit such payments into the applicable Payment Account. All collections and other payments received in any such lock-box or Payment Account or directly by a Loan Party or the Agent and all funds in any Payment Account or other account to which such collections or payments are deposited shall be subject to the Agent's sole dominion and control and withdrawals by the applicable Loan Party shall not be permitted. The Agent or the Agent's designee may, at any time after the occurrence and during the continuance of an Event of Default, notify Account Debtors of a Loan Party that the Accounts of such Loan Party have been assigned to the Agent and of the Agent's security interest therein, and may collect them directly and charge the collection costs and expenses to the Borrowers' Loan Account as a Revolving Loan. So long as an Event of Default has occurred and is continuing, each Loan Party, at the Agent's request, shall execute and deliver to the Agent such documents as the Agent shall require to grant the Agent access to any post office lock-box in which collections of Accounts of such Loan Party are received.

             (b) If sales of Inventory of a Loan Party are made or services are rendered for cash, the applicable Loan Party shall immediately deliver to the Agent or deposit into a Payment Account the cash which such Loan Party receives.

             (c) All payments, including immediately available funds received by the Agent at a bank designated by it, received by the Agent on account of Accounts of a Loan Party or as proceeds of other Collateral will be the Agent's sole property for its benefit and the benefit of the Lenders and will be credited to the Borrowers' Loan Account (conditional upon final collection) after allowing one (1) Business Day for collection; provided, however, that such payments shall be deemed to be credited to the Borrowers' Loan Account immediately upon receipt for purposes of (i) determining Combined Availability,
(ii) calculating the unused line fee pursuant to Section 3.4, and (iii) calculating the amount of interest accrued thereon solely for purposes of determining the amount of interest to be distributed by the Agent to the Lenders (but not the amount of interest payable by the Borrowers).

             (d) In the event one or more of the Borrowers or Loan Parties repay all of the Obligations upon the termination of this Agreement or upon acceleration of the Obligations, other than through the Agent's receipt of payments on account of the Accounts of any of the Loan Parties or proceeds of the other Collateral, such payment will be credited (conditional upon final collection) to the Borrowers' Loan Account one (1) Business Day after the Agent's receipt of immediately available funds.

       6.10 Inventory; Perpetual Inventory. (a) Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that all of the Inventory owned by such Loan Party and each of its Subsidiaries is and will be held for sale or lease (and in the case of raw materials and work in process for further processing into finished goods to be held for sale), or to be furnished in connection with the rendition of services, in the ordinary

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course of such Loan Party's or such Subsidiary's, as applicable, business and is and will be fit for such purposes. Each Loan Party will keep (and will cause each of its Subsidiaries to keep) its Inventory in good and marketable condition consistent with past practice, at its own expense. Each Loan Party and its Subsidiaries will not, without the prior consent of the Agent, acquire or accept any Inventory on consignment or appraisal. Each Loan Party agrees that all Inventory produced in the United States will be produced in accordance with the Federal Fair Labor Standards Act of 1938, as amended, and all rules, regulations, and orders thereunder. Each Loan Party will conduct (or cause to be conducted) a physical count of its Inventory at least once per Fiscal Year, and after and during the continuation of an Event of Default, at such other times as the Agent requests. Each Loan Party will at all times maintain (and will cause each of its Subsidiaries at all times to maintain) a perpetual inventory reporting system at all times. Each Loan Party will not (and will cause its Subsidiaries not to), without the Agent's written consent, sell any Inventory on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment, or other repurchase or return basis and no such Inventory sold on any such basis will be deemed to be Eligible Inventory. Any inventory of others which is on the premises of any Loan Party for processing, cutting, manufacturing, finishing or otherwise, shall be segregated and shall not be reported or included on any Borrowing Base Certificate as Inventory or Eligible Inventory of a Borrower.

             (b) In connection with all Inventory of a Loan Party financed by Letters of Credit, such Loan Party will, at the Agent's request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, Documents or Instruments of such Loan Party in which the Agent holds a security interest to deliver them to the Agent and/or subject to the Agent's order, and if they shall come into such Loan Party's possession, to deliver them, upon request, to the Agent in their original form. Each Loan Party shall also, at the Agent's request, designate the Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents of such Loan Party.

       6.11 Equipment. (a) Each Loan Party represents and warrants to the Agent and the Lenders and agrees with the Agent and the Lenders that the Equipment owned by such Loan Party and each of its Subsidiaries is and will be used or held for use in such Loan Party's or such Subsidiary's respective business, and is and will be fit for such purposes. Each Loan Party shall (and shall cause each of its Subsidiaries to) keep and maintain its Equipment in good operating condition and repair (ordinary wear and tear excepted) and shall make all necessary replacements thereof consistent with past practice.

             (b) Each Loan Party shall promptly inform the Agent of any material additions to or deletions from its Equipment. Such Loan Party shall not (and shall cause each of its Subsidiaries not to) permit any of its Equipment to become a fixture with respect to real property or to become an accession with respect to other personal property with respect to which real or personal property the Agent does not have a Lien.

             (c) The Loan Parties shall not (and shall cause each of their respective Subsidiaries not to), without the Majority Lenders' written consent, sell, lease as a lessor, or otherwise dispose of any of the Equipment of a Loan Party or any of its Subsidiaries except as

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permitted by Section 9.9. Except as provided in clause (ii) of Section 9.9, all net cash proceeds of each such sale shall, subject to Existing Liens (if any) thereon, be remitted to the Agent for application to the Revolving Loans (to the extent any Revolving Loans are then outstanding). All replacement Equipment purchased by any Loan Party or any of its Subsidiaries shall be free and clear of all Liens except Permitted Liens.

     6.12 [Intentionally Omitted].


     6.13 Documents, Instruments, and Chattel Paper. Each Loan Party represents and warrants to the Agent and the Lenders that (a) all Documents, Instruments, and Chattel Paper of such Loan Party describing, evidencing, or constituting Collateral, and all signatures and endorsements thereon, are and will be complete, valid, and genuine, and (b) all goods evidenced by such Documents, Instruments and Chattel Paper are and will be owned by such Loan Party or its relevant Subsidiary, as applicable, free and clear of all Liens other than Permitted Liens.

     6.14 Right to Cure. The Agent may, in its discretion, and shall, at the direction of the Majority Lenders, pay any amount or do any act required of a Loan Party hereunder or under any other Loan Document in order to preserve, protect, maintain or enforce the Obligations, the Collateral or the Agent's Liens therein, and which a Loan Party fails to pay or do (or cause to be paid or done), including, without limitation, payment of any judgment against a Loan Party or any of its Subsidiaries, any insurance premium, any warehouse charge, any finishing or processing charge, any landlord's or bailee's claim, and any other Lien upon or with respect to any of the Collateral. All payments that the Agent makes under this Section 6.14 and all out-of-pocket costs and expenses that the Agent pays or incurs in connection with any action taken by it hereunder shall be charged to the Borrowers' Loan Account as a Base Rate Loan. Any payment made or other action taken by the Agent under this Section 6.14 shall be without prejudice to any right to assert an Event of Default hereunder and to proceed thereafter as herein provided.

     6.15 Power of Attorney. Each Loan Party hereby appoints the Agent and the Agent's designee as such Loan Party's attorney, with power: (a) to endorse such Loan Party's name on any checks, notes, acceptances, money orders, or other forms of payment or security that come into the Agent's or any Lender's possession; (b) to sign such Loan Party's name on any invoice, bill of lading, warehouse receipt or other negotiable or non-negotiable Document constituting Collateral, on drafts against customers, on assignments of Accounts of such Loan Party, on notices of assignment, financing statements and other public records and to file any such financing statements by electronic means with or without a signature as authorized or required by applicable law or filing procedure; (c) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys, due or to become due under or with respect to any of the Collateral; (d) so long as any Event of Default has occurred and is continuing, to notify the post office authorities to change the address for delivery of such Loan Party's mail to an address designated by the Agent and to receive, open and dispose of all mail addressed to such Loan Party; (e) to send requests for verification of Accounts of such Loan Party to customers or Account Debtors; (f) to complete in such Loan Party's name or the Agent's name, any order, sale or transaction, obtain the necessary Documents in connection therewith, and collect the proceeds thereof; (g) to clear Inventory of such Loan Party through customs in such Loan Party's name,

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the Agent's name or the name of the Agent's designee, and to sign and deliver to customs officials powers of attorney in such Loan Party's name for such purpose; and (h) to do all things necessary to carry out this Agreement. Each Loan Party ratifies and approves all acts of such attorney. None of the Lenders or the Agent nor their attorneys will be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except for the willful misconduct of the Agent or such Lender. This power, being coupled with an interest, is irrevocable until this Agreement has been terminated and the Obligations have been fully satisfied.

     6.16 The Agent's and Lenders' Rights, Duties and Liabilities. (a) Each Loan Party assumes all responsibility and liability arising from or relating to the use, sale or other disposition of the Collateral. The Obligations shall not be affected by any failure of the Agent or any Lender to take any steps to perfect the Agent's Liens or to collect or realize upon any of the Collateral, nor shall loss of or damage to any of the Collateral release any Loan Party from any of the Obligations. Following the occurrence and continuation of an Event of Default, the Agent may (but shall not be required to), and at the direction of the Majority Lenders shall, without notice to or consent from any of the Loan Parties, sue upon or otherwise collect, extend the time for payment of, modify or amend the terms of, compromise or settle for cash, credit, or otherwise upon any terms, grant other indulgences, extensions, renewals, compositions or releases, and take or omit to take any other action with respect to the Collateral, any security therefor, any agreement relating thereto, any insurance applicable thereto, or any Person liable directly or indirectly in connection with any of the foregoing, without discharging or otherwise affecting the liability of any Loan Party for the Obligations or under this Agreement or any other agreement now or hereafter existing between the Agent and/or any Lender and any Loan Party.

     (b) It is expressly agreed by each Loan Party that, anything herein to the contrary notwithstanding, such Loan Party shall remain liable under each of its leases, agreements, contracts and licenses (each a "Contract" and collectively, the "Contracts") to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Each Loan Party further agrees to enforce the terms and provisions of its Contracts in accordance with their terms, and not to waive, amend or modify any provision thereof in any manner other than in the ordinary course of business of such Loan Party in accordance with past practices and for a valid economic or other business reason benefitting such Loan Party (provided that in no event may any waiver, amendment or modification be made that could reasonably be expected to have a Material Adverse Effect). At the request of the Agent, a Loan Party will deliver copies of each material Contract to which it is a party and each material amendment or modification thereof to the Agent promptly upon the execution and delivery thereof. Neither the Agent nor any Lender shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the granting herein of a Lien thereon or the receipt by the Agent or any Lender of any payment relating to any Contract pursuant hereto. Neither the Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of a Loan Party under or pursuant to any Contract, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract, or to present or file any claims,

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or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (c) The Agent may at any time after an Event of Default shall have occurred and be continuing, without prior notice to the applicable Loan Party, notify Account Debtors, parties to the Contracts of such Loan Party and obligors in respect of Instruments and Chattel Paper of such Loan Party, that the Accounts of such Loan Party and the right, title and interest of such Loan Party in and under such Contracts, Instruments and Chattel Paper have been assigned to the Agent, and that payments shall be made directly to the Agent, for itself and the benefit of the Lenders. Upon the request of the Agent, a Loan Party shall so notify Account Debtors, parties to Contracts of such Loan Party and obligors in respect of Instruments and Chattel Paper of such Loan Party.

          (d) The Agent may at any time during the continuance of a Default or Event of Default in the Agent's own name or in the name of the applicable Loan Party communicate with Account Debtors, parties to Contracts, obligors in respect of Instruments and obligors in respect of Chattel Paper to verify with such Persons, to the Agent's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Loan Party, at its own expense, shall cause the independent certified public accountants then engaged by such Loan Party to prepare and deliver to the Agent and each Lender at any time and from time to time promptly upon the Agent's request the following reports with respect to such Loan Party: (i) a reconciliation of all Accounts of such Loan Party; (ii) an aging of all Accounts of such Loan Party;
(iii) trial balances; and (iv) a test verification of such Accounts of such Loan Party as the Agent may request. Each Loan Party, at its own expense, shall deliver to the Agent the results of each physical verification, if any, which such Loan Party may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

     6.17 Patent, Trademark and Copyright Collateral. (a) No Loan Party has any interest in, or title to, any material patent or trademark except as set forth in Schedule 6.17 hereto. This Agreement is effective to create a valid and continuing Lien on each Loan Party's patents, trademarks and copyrights and such Liens are enforceable as such as against any and all creditors of and purchasers from such Loan Party.

          (b) Each Loan Party shall notify the Agent immediately if it knows or has reason to know that any application or registration relating to any material patent or trademark (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Loan Party's ownership of such patent or trademark, its right to register the same, or to keep and maintain the same.

          (c) Each Loan Party shall deliver to the Agent, together with each delivery of financial statements pursuant to Sections 7.2(a) and (c), a list of all patents, trademarks and copyrights for which an application for registration has been filed with the United States Patent

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and Trademark Office, the United States Copyright Office or any similar office or agency during the period covered in such financial statements, and, upon request of the Agent, such Loan Party shall execute and deliver any and all patent security agreements, copyright security agreements, trademark security agreements or assignment documents as the Agent may request to evidence the Agent's Lien on all of such Loan Party's patents, trademarks and copyrights, and the General Intangibles of such Loan Party relating thereto or represented thereby.

          (d) Each Loan Party shall take all commercially reasonable actions requested by the Agent to maintain and pursue each filed application, to obtain the relevant registration and to maintain the registration of each of the material patents, trademarks and copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings.

          (e) In the event that, in the reasonable opinion of the applicable Loan Party, any of the material patent, trademark or copyright Collateral is infringed upon, or misappropriated or diluted by a third party, the Authorized Representative shall notify the Agent promptly after any Loan Party learns thereof. Such Loan Party shall, unless it shall reasonably determine that such patent, trademark or copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as the Agent shall deem appropriate under the circumstances to protect such patent, trademark or copyright Collateral.

     6.18 Grant of License to Use Intellectual Property. For the purpose of enabling the Agent to exercise rights and remedies hereunder (including in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as the Agent shall be lawfully entitled to exercise such rights and remedies pursuant to Section 11.2 or either DIP Order, each Loan Party hereby grants to the Agent, for the benefit of the Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Loan Party) to use, license or sublicense any Proprietary Rights now owned or hereafter acquired by such Loan Party, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

                                    ARTICLE 7

               BOOKS AND RECORDS; FINANCIAL INFORMATION; NOTICES

     7.1 Books and Records. Each Loan Party shall maintain (and shall cause each of its Subsidiaries to maintain), at all times, correct and complete books, records and accounts in which complete, correct and timely entries are made of its transactions in all material respects in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Each Loan Party shall (and shall cause each of its

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Subsidiaries to), by means of appropriate entries, reflect in such accounts and in all Financial Statements liabilities and reserves for all taxes and provisions for depreciation and amortization of property and bad debts, all in accordance with GAAP. Each Loan Party shall maintain (and shall cause each of its Subsidiaries to maintain) at all times books and records pertaining to the Collateral in such detail, form and scope as the Agent or any Lender shall reasonably require, including, but not limited to, records of (a) all payments received and all credits and extensions granted with respect to the Accounts and
(b) the return, rejection, repossession, stoppage in transit, loss, damage, or destruction of any Inventory.

     7.2 Financial and Other Information. Each Loan Party shall promptly furnish to each Lender, all such financial information as the Agent or any Lender shall reasonably request. Without limiting the foregoing, each Loan Party will furnish to the Agent, in sufficient copies for distribution by the Agent to each Lender, in such detail as the Agent or the Lenders shall request, the following:

                (a) As soon as available, but in any event not later than ninety (90) days after the close of each Fiscal Year, (x) a consolidated audited balance sheet and a consolidated audited statement of operations, cash flow and of stockholders' equity for Spiegel and its consolidated Subsidiaries for such Fiscal Year, and the accompanying notes thereto, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spiegel and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended and prepared in accordance with GAAP and (y) consolidating unaudited balance sheets and consolidating unaudited statements of operations, cash flow and of stockholders' equity for Spiegel and its consolidated Subsidiaries for such Fiscal Year, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spiegel and its consolidated Subsidiaries as at the date thereof and for the Fiscal Year then ended and prepared in accordance with GAAP. Such consolidated statements shall be examined in accordance with generally accepted auditing standards by and, in the case of such statements performed on a consolidated basis, accompanied by a report thereon unqualified in any respect (except for a going concern qualification and, with respect to the December 2002 audited financial statements, a scope limitation due to the pending SEC investigation of Spiegel) by independent certified public accountants or chartered accountants selected by Spiegel and reasonably satisfactory to the Agent. Spiegel, simultaneously with retaining such independent public accountants to conduct such annual audit, shall send a letter (in form acceptable to the Agent) to such accountants, with a copy to the Agent and the Lenders, notifying such accountants that one of the primary purposes for retaining such accountants' services and having audited financial statements prepared by them is for use by the Agent and the Lenders. Each of the Loan Parties hereby authorizes the Agent to communicate directly with such Loan Party's certified public accountants or chartered accountants and discuss directly with such accountants the finances and affairs of such Loan Party and its consolidated Subsidiaries and by this provision authorizes those accountants to disclose to the Agent any and all financial statements of such Loan Party and its consolidated Subsidiaries and

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     other supporting financial documents and schedules relating to such Loan
     Party and its consolidated Subsidiaries ; provided, however, that (i) the Agent shall notify such Loan Party (or Spiegel on behalf of such Loan Party) of the Agent's intention to discuss with such Loan Party's certified public or chartered accountants the finances and affairs of such Loan Party and (ii) an officer of such Loan Party shall have the right to be present during any such discussion between its certified public or chartered accountants and the Agent. Spiegel shall certify by a certificate signed by its chief financial officer that all such consolidating statements present fairly in all material respects the financial position of Spiegel and its consolidated Subsidiaries as at the date thereof and the results of operation of Spiegel and its consolidated Subsidiaries for the Fiscal Year then ended, in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to this Section 7.2(a).

                (b) As soon as available, but in any event not later than thirty (30) days after the end of each fiscal month, consolidated and consolidating unaudited balance sheets of Spiegel and its consolidated Subsidiaries as at the end of such fiscal month, and consolidated and consolidating unaudited statements of income and cash flow for Spiegel and its consolidated Subsidiaries for such fiscal month and for the period from the beginning of the Fiscal Year to the end of such fiscal month, all in reasonable detail, fairly presenting the financial position and results of operations of Spiegel and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the Loan Parties' budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a) (except for any reclassifications required to be made to conform with GAAP). Spiegel shall certify by a certificate signed by its chief financial officer that all such statements present fairly the financial position and results of operations of Spiegel and its consolidated Subsidiaries as at the dates thereof and the results of operation of Spiegel and its consolidated Subsidiaries for the periods then ended in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a).

                (c) As soon as available, but in any event not later than forty-five (45) days after the close of each fiscal quarter other than the fourth quarter of a Fiscal Year, consolidated and consolidating unaudited balance sheets of Spiegel and its consolidated Subsidiaries as at the end of such quarter, and consolidated and consolidating unaudited statements of income and statements of cash flow for Spiegel and its consolidated Subsidiaries for such quarter and for the period from the beginning of the Fiscal Year to the end of such quarter, all in reasonable detail, fairly presenting the financial position and results of operations of Spiegel and its consolidated Subsidiaries as at the date thereof and for such periods, and, in each case, in comparable form, figures for the corresponding period in the prior Fiscal Year and in the Loan Parties' budget, and prepared in accordance with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a). Spiegel shall certify by a certificate signed by its chief financial officer that all such statements present fairly, subject to

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     normal year-end adjustments, the financial position of Spiegel and its consolidated Subsidiaries as at the dates thereof and the results of operations of Spiegel and the consolidated Subsidiaries for the periods then ended in conformity with GAAP applied consistently with the audited Financial Statements required to be delivered pursuant to Section 7.2(a).

                (d) With each of the audited Financial Statements delivered pursuant to Section 7.2(a), a certificate of the independent certified public accountants that examined such statement to the effect that they have reviewed and are familiar with this Agreement and that, in examining such Financial Statements, they did not become aware of any fact or condition which then constituted a Default or Event of Default with respect to a financial covenant, except for those, if any, described in reasonable detail in such certificate.

                (e) With each of the annual audited Financial Statements delivered pursuant to Section 7.2(a), and within forty-five (45) days after the end of each fiscal quarter, a certificate of the chief financial officer of Spiegel setting forth in reasonable detail the calculations required to establish that the Borrowers were in compliance with any covenants set forth in Article IX, if applicable, during the period covered in such Financial Statements and as at the end thereof. Within thirty (30) days after the end of each month, a certificate of the chief financial officer of Spiegel stating that, except as explained in reasonable detail in such certificate, (A) all of the representations and warranties of the Loan Parties contained in this Agreement and the other Loan Documents are correct and complete in all material respects as at the date of such certificate as if made at such time; (B) the Loan Parties are, at the date of such certificate, in compliance in all material respects with all of their respective covenants and agreements in this Agreement and the other Loan Documents; (C) no Default or Event of Default then exists or existed during the period covered by such Financial Statements for such month; (D) describing and analyzing in reasonable detail all material trends, changes, and developments in each and all Financial Statements; and (E) explaining the variances of the figures in the corresponding budgets and prior Fiscal Year financial statements. If such certificate discloses that a representation or warranty is not correct or complete, or that a covenant has not been complied with, or that a Default or Event of Default existed or exists, such certificate shall set forth what action the Loan Parties have taken or propose to take with respect thereto.

                (f) (i) Within 16 days of the Closing Date, the updated Initial DIP Forecast (to include forecasted consolidated and consolidating balance sheets, income statements and cash flow statements) for Spiegel and its Subsidiaries as at the end of and for each month of Fiscal Years 2003 and 2004 in form and substance satisfactory to the Agent and the Initial Lenders, (ii) within 90 days of the Closing Date, an operating plan through March 2005 in form and substance satisfactory to the Agent and the Majority Lenders, (iii) no sooner than 60 days and not less than 30 days after the beginning of each Fiscal Year, annual forecasts (to include a forecasted consolidated and consolidating balance sheet, statement of income and statement of cash flow) for Spiegel and its

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     Subsidiaries (x) as at the end of and for each month of such Fiscal Year and (y) as at the end of and for each Fiscal Year thereafter through and including the Fiscal Year in which the Stated Termination Date will occur and (iv) within 16 days of the Closing Date, a cash flow forecast in form and substance satisfactory to the Agent and the Initial Lenders (which shall include provision for the payment of any pre-petition claims and administrative claims, including, without limitation, payments with respect to reclamation claims and utility deposits, intended to be paid during the period specified in such forecast) and thereafter, together with each of the financial statements to be delivered pursuant to Sections 7.2(a) and
     (c), a new cash flow forecast, in a form consistent with the prior forecast and in form and substance satisfactory to the Agent and the Majority Lenders.

            (g) Promptly after filing with the PBGC and the IRS, a copy of each material annual report or other filing filed with respect to each Plan of any Loan Party.

            (h) Promptly upon the filing thereof, copies of all reports, if any, to or other documents filed by Spiegel or any of its Subsidiaries with the Securities and Exchange Commission under the Exchange Act.

            (i) As soon as available, but in any event not later than 15 days after any Loan Party's or any of its Subsidiaries' receipt thereof, a copy of all management reports and management letters prepared for any Loan Party or any of its Subsidiaries by any independent certified public or chartered accountants of any Loan Party or any of its Subsidiaries.

            (j) Promptly after their preparation, copies of any and all proxy statements, financial statements, and reports which any Loan Party or any of its Subsidiaries makes available to its public shareholders.

            (k) If requested by the Agent, promptly after filing with the IRS, a copy of each federal tax return filed by Spiegel or by any of its Subsidiaries.

            (l) Copies of all pleadings, motions, applications, plans, disclosure statements, schedules, reports, financial information and other materials and documents filed in connection with the Case (other than notices of appearance and motions and orders relating to pro hac vice admissions) promptly following the filing thereof.

            (m) Promptly upon its receipt or receipt by Eddie Bauer Canada, a copy of any audited financial statements prepared for Eddie Bauer Canada.

            (n) Promptly upon receipt from or following the delivery thereof to the Securities and Exchange Commission or the Independent SEC Examiner (as defined in the Interim Bankruptcy Court Order), copies of all reports, notices or other documents received or delivered with respect to the current investigation involving Spiegel.

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            (o)   Promptly upon receipt from or following the delivery thereof to the Office of the Comptroller of the Currency, copies of all reports, notices or other documents received or delivered by any Loan Party with respect to First Consumers National Bank to the extent permitted to be disclosed by applicable law, rule or regulation.

            (p) Such additional information as the Agent and/or any Lender may from time to time reasonably request regarding the financial and business affairs of any Loan Party or any Subsidiary thereof.

     7.3 Notices to the Lenders. Each Loan Party shall notify the Agent, in writing, of the following matters at the following times:

            (a) Immediately after becoming aware of any Default or Event of Default.

            (b) Promptly (but in any event not more than 2 Business Days) after becoming aware of the assertion by the holder of any capital stock of such Loan Party or any of its Subsidiaries or of any material post-petition Debt thereof that a default exists with respect thereto or that such Loan Party or Subsidiary is not in compliance with the terms thereof, or the threat or commencement by such holder of any enforcement action because of such asserted default or non-compliance.

            (c) Promptly (but in any event not more than 2 Business Days) after becoming aware of any event or circumstance which could reasonably be expected to have a Material Adverse Effect.

            (d) Promptly (but in any event not more than 2 Business Days) after becoming aware of any pending or threatened action, suit, proceeding, or counterclaim by any Person, or any pending or threatened investigation by a Governmental Authority, which could reasonably be expected to have a Material Adverse Effect.

            (e) Promptly (but in any event not more than 2 Business Days) after becoming aware of any pending or threatened strike, work stoppage, unfair labor practice claim, or other labor dispute affecting any Loan Party or any of its Subsidiaries in a manner which could reasonably be expected to have a Material Adverse Effect.

            (f) Promptly (but in any event not more than 2 Business Days) after becoming aware of any violation of any law, statute, regulation, or ordinance of a Governmental Authority affecting any Loan Party or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect.

            (g) Promptly (but in any event not more than 2 Business Days) after receipt of any notice of any violation by any Loan Party or any of its Subsidiaries of any Environmental Law which could reasonably be expected to have a Material Adverse

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

     Effect or that any Governmental Authority has asserted that any Loan Party or any of its Subsidiaries is not in compliance with any Environmental Law which could reasonably be expected to have a Material Adverse Effect or is investigating any Loan Party's or any of its Subsidiaries' compliance therewith.

            (h) Promptly (but in any event not more than two Business Days) after receipt of any written notice that any Loan Party or any of its Subsidiaries is or may be liable to any Person as a result of the Release or threatened Release of any Contaminant or that such Loan Party or Subsidiary is subject to investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to the Release or threatened Release of any Contaminant which, in either case, is reasonably likely to give rise to liability in excess of $1,000,000.

            (i) Immediately after receipt of any written notice of the imposition of any Environmental Lien against any property of any Loan Party or any of its Subsidiaries.

            (j) Any organization change in any Loan Party's or any of its Subsidiaries' name as it appears in its state or other jurisdiction of incorporation or other organization, state or other jurisdiction of incorporation or organization, type of entity, organizational identification number, locations of Collateral, or form of organization, trade names or styles under which such Loan Party or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, in each case at least thirty (30) days prior thereto.

            (k) Within ten (10) Business Days after any Loan Party, any of its Subsidiaries or any ERISA Affiliate knows or has reason to know, that an ERISA Event has occurred, and, when known, any action taken or threatened by the IRS, the DOL or the PBGC with respect thereto.

            (l) Upon request, or, in the event that such filing reflects a significant change with respect to the matters covered thereby, within three (3) Business Days after the filing thereof with the PBGC, the DOL or the IRS, as applicable, copies of the following: (i) each annual report (form 5500 series), including Schedule B thereto, filed with the PBGC, the DOL or the IRS with respect to each Plan, (ii) a copy of each funding waiver request filed with the PBGC, the DOL or the IRS with respect to any Plan and all communications received by any Loan Party, any of its Subsidiaries, or any ERISA Affiliate of any Loan Party from the PBGC, the DOL or the IRS with respect to such request, and (iii) a copy of each other filing or notice filed with the PBGC, the DOL or the IRS, with respect to each Plan by any Loan Party, any of its Subsidiaries or any ERISA Affiliate of any Loan Party.

            (m) Upon request and to the extent available, copies of each actuarial report for any Plan or Multiemployer Plan and annual report for any Multiemployer Plan; and within three (3) Business Days after receipt thereof by any Borrower or any of its Subsidiaries or ERISA Affiliates, copies of the following: (i) any notices of the PBGC's

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     or other authority's intention to terminate a Plan as to have a trustee appointed to administer such Plan, (ii) any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code (and, upon request, any favorable IRS determination letter), or (iii) any notice from a Multiemployer Plan regarding the imposition of withdrawal liability.

            (n)   Within three (3) Business Days after the occurrence thereof,
     (i) any failure by any Loan Party, any of its Subsidiaries or any ERISA Affiliate to make one or more required installments or any other required payments under Section 412 of the Code or the applicable laws of any other jurisdiction on or before the due date for such installment or payment, which, in the aggregate, equal or exceed $1,000,000.

            (o) Within three (3) Business Days after any Loan Party or any of its Subsidiaries on an ERISA Affiliates knows or has reason to know that any of the following events has or will occur: (i) a Multiemployer Plan has been or will be terminated; (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan; (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan; or (iv) with respect to any Plan of a Canadian Guarantor, any Lien arises with respect to such Plan (save for contribution amounts not yet due).

          Each notice given under this Section shall describe the subject matter thereof in reasonable detail, and shall set forth the action that any Loan Party, its Subsidiary, or any ERISA Affiliate, as applicable, has taken or proposes to take with respect thereto.

                                    ARTICLE 8

                     GENERAL WARRANTIES AND REPRESENTATIONS

          Each Loan Party warrants and represents to the Agent and the Lenders that except as hereafter disclosed to and accepted by the Agent and the Majority
Lenders:

     8.1 Authorization, Validity, and Enforceability of this Agreement and the Loan Documents. Each of such Loan Party and its Subsidiaries has the corporate power and authority to execute, deliver and perform this Agreement and the other Loan Documents to which it is a party, to incur the Obligations, and to grant to the Agent Liens upon and security interests in the Collateral owned by it. Each of such Loan Party and its Subsidiaries has taken all necessary corporate action (including, without limitation, obtaining approval of its stockholders if necessary) to authorize its execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party. No consent, approval, or authorization of, or declaration or filing with, any Governmental Authority, and no consent of any other Person, is required in connection with such Loan Party's or any of its Subsidiary's execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, except for the Final Bankruptcy Court Order and those orders already duly obtained. This Agreement and the other Loan Documents have been duly executed and delivered by each of the Loan Parties and its

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Subsidiaries party thereto, and, subject to the DIP Orders, constitute the legal, valid and binding obligations of each of the Loan Parties and its Subsidiaries party thereto, enforceable against each such Loan Party and its Subsidiaries in accordance with their respective terms without defense, set-off or counterclaim. Such Loan Party's and Subsidiary's execution, delivery, and performance of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, or constitute a violation or breach of, or constitute a default under, or, except for Liens created under the Loan Documents, result in the creation or imposition of any Lien upon the property of such Loan Party or any of its Subsidiaries by reason of the terms of (a) any contract, mortgage, Lien, lease, agreement, indenture, or instrument to which such Loan Party or any of its Subsidiaries is a party or which is binding upon it to which the automatic stay provisions of the Bankruptcy Code do not apply,
(b) any Requirement of Law applicable to such Loan Party or any of its Subsidiaries (including, without limitation, any court order entered in the Case), or (c) the certificate or articles of incorporation or by-laws, amendment, continuation, amalgamation or other organizational documents of such Loan Party or any of its Subsidiaries.

     8.2 Validity and Priority of Security Interest. Subject to the entry of the Interim Bankruptcy Court Order, the provisions of this Agreement and the other Loan Documents create legal and valid Liens on all the Collateral in favor of the Agent, for the ratable benefit of the Agent and the Lenders, and such Liens constitute perfected and continuing Liens on all the Collateral, having priority over all other Liens (x) other than, in the case of Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, Permitted Liens pursuant to clauses (d), (e), (g), (h) and (i) of the definition thereof, and (y) other than, in the case of Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) and the proceeds thereof, Carve-Out Expenses and Liens set forth on Schedule 9.19(b), in each case, securing all the Obligations, and enforceable against such Loan Party and its Subsidiaries, as applicable, and all third parties. Except as set forth on Schedule 9.19(b), no Liens encumber any Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) or the proceeds thereof.

     8.3 Organization and Qualification. Each of such Loan Party and its Subsidiaries (a) is duly organized incorporated or amalgamated, as the case may be, and validly existing in good standing under the laws of the jurisdiction of its organization, incorporation or amalgamation, as the case may be, (b) is qualified to do business as a foreign corporation and is in good standing in the jurisdictions in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed, except where the failure to so qualify or be licensed is not reasonably likely to have a Material Adverse Effect and (c) has all requisite power and authority to conduct its business and to own its property.

     8.4   Corporate Name; Prior Transactions. Except as set forth on Schedule
8.4 neither such Loan Party nor any of its Subsidiaries has, during the past five (5) years, been known by or used any other corporate or fictitious name, or been a party to any merger, consolidation or amalgamation, or acquired all or substantially all of the assets of any Person, or acquired any of its property outside of the ordinary course of business.

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     8.5  Subsidiaries and Affiliates. Schedule 8.5 is a true and correct list of the name and relationship to Spiegel of each and all of Spiegel's Subsidiaries and other Affiliates.

     8.6 Financial Statements and Projections. (a) Spiegel has delivered to the Agent and the Lenders the audited consolidated balance sheet and related consolidated statements of income, cash flows, and changes in stockholders equity for Spiegel and its consolidated Subsidiaries as of December 31, 2001, and for the Fiscal Year then ended, accompanied by the report thereon by Spiegel's independent certified public accountants. Spiegel has also delivered to the Agent and the Lenders the unaudited consolidated and consolidating balance sheet and related statements of income and cash flows for Spiegel and its consolidated Subsidiaries for the fiscal quarter of Spiegel ending September 2002. Such financial statements are attached hereto as Exhibit C. All such financial statements have been prepared in accordance with GAAP and present accurately and fairly in all material respects the financial position of Spiegel and its consolidated Subsidiaries as at the dates thereof and their results of operations for the periods then ended in conformity with GAAP.

          (b) The Latest Projections when submitted to the Lenders as required herein represent Spiegel's best estimates of the future financial performance of Spiegel and its consolidated Subsidiaries for the periods set forth therein on the date when submitted. The Latest Projections have been prepared on the basis of the assumptions set forth therein, which Spiegel believes are fair and reasonable in light of current and reasonably foreseeable business conditions at the time such Latest Projections are submitted to the Lenders.

     8.7 Capitalization. On the Closing Date, the capitalization of each of the Loan Parties and its Subsidiaries is as shown on Schedule 8.7.

     8.8 Reorganization Matters. (a) Pursuant to and to the extent permitted in the Interim Bankruptcy Court Order and the Final Bankruptcy Court Order, the Obligations will constitute allowed administrative expense claims in the Case having priority over all administrative expense claims and unsecured claims against the Loan Parties now existing or hereafter arising, of any kind whatsoever, including, without limitation, all administrative expense claims of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code, subject and subordinate, as to priority, only to Carve-Out Expenses.

          (b) Pursuant to and to the extent permitted under the DIP Orders, the Obligations will be secured by a valid and perfected Lien on all of the Collateral.

          (c) (i) The Interim Bankruptcy Court Order (with respect to the period prior to the Final Bankruptcy Court Order Date) shall have been entered, shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent express written joinder and consent of the Initial Lenders and the Agent.

               (ii) The Final Bankruptcy Court Order (with respect to the period on or after the Final Bankruptcy Court Order Date), as the case may be, shall have been entered, shall

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be in full force and effect and shall not have been reversed, stayed, modified or amended absent express written joinder and consent of the Majority Lenders and the Agent.

     8.9 Debt. After giving effect to the making of the Revolving Loans to be made on the Closing Date, the Loan Parties and their Subsidiaries have no Debt, except (a) the Obligations, and (b) Debt described on Schedule 8.9.

     8.10 Distributions. Since December 31, 2001, no Distribution has been declared, paid, or made upon or in respect of any capital stock or other securities of Spiegel or any of its Subsidiaries.

     8.11 Title to Property. Each Loan Party and each of its Subsidiaries has good and marketable title in fee simple to its real property, if any, listed in
Schedule 8.11 hereto as being owned by such Loan Party or Subsidiary, and each of such Loan Party and Subsidiary has good title to all of its other property (including, without limitation, the assets reflected on the December 31, 2002 Financial Statements delivered to the Agent and the Lenders, in each case, except as disposed of in the ordinary course of business since the date thereof and property subject to capital leases), free of all Liens except Permitted Liens.

     8.12 Real Estate; Leases. Schedule 8.12 sets forth a correct and complete list of all leases and subleases of real or personal property by such Loan Party or any of its Subsidiaries as lessee or sublessee (other than leases of personal property as to which such Borrower or Subsidiary, as applicable, is lessee or sublessee for which the value of such personal property is less than $25,000, and all leases and subleases of real or personal property by such Loan Party or Subsidiary, as applicable, as lessor, lessee, sublessor or sublessee. Each of such leases and subleases is valid and enforceable in accordance with its terms and is in full force and effect, and no default by such Loan Party or Subsidiary, as applicable, or, to the knowledge of such Loan Party, any other party to any such lease or sublease exists, except for any lease or sublease where the lack of validity and enforceability thereof or of any default thereunder is not reasonably likely to have a Material Adverse Effect. Each Loan Party and each of its Subsidiaries have good and marketable title in fee simple to the Real Estate identified on Schedule 8.12 as owned by such Loan Party or Subsidiary, or valid leasehold interests in all Real Estate designated therein as "leased" by such Loan Party or Subsidiary and such Loan Party or Subsidiary has good, indefeasible, and merchantable title to all of its other property reflected on the September, 2002 Financial Statements delivered to the Agent and the Lenders, except as disposed of in the ordinary course of business since the date thereof, free of all Liens except Permitted Liens.

     8.13 Proprietary Rights. Schedule 8.13 sets forth a correct and complete list of all of such Loan Party's and each of its Subsidiaries' material Proprietary Rights (other than copyrights). None of the material Proprietary Rights is subject to any licensing agreement or similar arrangement except as set forth on Schedule 8.13. To the best of such Loan Party's knowledge, none of the material Proprietary Rights infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the material Proprietary Rights. Such Loan Party and each of its Subsidiaries has all Proprietary Rights necessary to the conduct of such Loan Party's and its Subsidiaries' respective businesses.

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     8.14  Trade Names. All trade names or styles under which such Loan Party or any of its Subsidiaries will sell Inventory or create Accounts, or to which instruments in payment of Accounts may be made payable, are listed on Schedule 8.14.

     8.15 Litigation. Except as set forth on Schedule 8.15, there is no pending, or to the best of such Loan Party's knowledge threatened, action, suit, proceeding, or counterclaim by any Person, or investigation by any Governmental Authority, or any basis for any of the foregoing, which could reasonably be expected to have a Material Adverse Effect.

     8.16 Restrictive Agreements. None of such Loan Party nor any of its Subsidiaries is a party to any contract or agreement, or subject to any charter or other corporate restriction, which affects its ability to execute, deliver, and perform the Loan Documents and repay the Obligations or which materially and adversely affects or, insofar as such Loan Party can reasonably foresee, could reasonably be expected to materially and adversely affect, the property, business, operations, or condition (financial or otherwise) of such Loan Party or Subsidiary, or would in any respect have a Material Adverse Effect.

     8.17 Labor Disputes. Except as set forth on Schedule 8.17, (a) there is no collective bargaining agreement or other labor contract covering employees of such Loan Party or any of its Subsidiaries, (b) no such collective bargaining agreement or other labor contract is scheduled to expire during the term of this Agreement, (c) to the best of such Loan Party's knowledge, no union or other labor organization is seeking to organize, or to be recognized as, a collective bargaining unit of employees of such Loan Party or any of its Subsidiaries or for any similar purpose, and (d) there is no pending or (to the best of such Loan Party's knowledge) threatened, strike, work stoppage, material unfair labor practice claim, or other material labor dispute against or affecting such Loan Party or any of its Subsidiaries or its employees.

     8.18  Environmental Laws. Except as otherwise disclosed on Schedule 8.18:

               (a) Such Loan Party and its Subsidiaries are in compliance in all material respects with all Environmental Laws and neither such Loan Party nor any of its Subsidiaries nor any of its presently owned real property or presently conducted operations, nor to the best of such Loan Party's knowledge, its previously owned real property or prior operations, is subject to any enforcement order from or liability agreement with any Governmental Authority or private Person respecting (i) compliance with any Environmental Law or (ii) any potential liabilities and costs or remedial action arising from the Release or threatened Release of a Contaminant.

               (b) Such Loan Party and each of its Subsidiaries have obtained all permits necessary for their respective current operations under Environmental Laws, and all such permits are in good standing and such Loan Party and each of its Subsidiaries are in compliance with all terms and conditions of such permits.

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               (c)  Neither such Loan Party nor any of its Subsidiaries, nor, to the best of such Loan Party's knowledge, any of their respective predecessors in interest, has in violation of applicable law stored, treated or disposed of any hazardous waste.

               (d) Neither such Loan Party nor any of its Subsidiaries have received any summons, complaint, order or similar written notice indicating that they are not currently in compliance with, or that any Governmental Authority is investigating their compliance with, any Environmental Laws or that it is or may be liable to any other Person as a result of a Release or threatened Release of a Contaminant.

               (e) None of the present or, to such Loan Party's knowledge, past operations of such Loan Party or any of its Subsidiaries is the subject of any investigation by any Governmental Authority evaluating whether any remedial action is needed to respond to a Release or threatened Release of a Contaminant.

               (f) There is not now, nor to the best of such Loan Party's knowledge has there ever been, (i) on or in any Real Estate owned by any Loan Party or (ii) on or in any of the Real Estate leased by any Loan Party, to the extent caused by such Loan Party or any of its Subsidiaries or to the extent the remediation costs incurred or to be incurred by the Loan Parties or any of their Subsidiaries in connection therewith exceed or could reasonably be expected to exceed $1,000,000 in the aggregate:

               (1)  any underground storage tanks or surface impoundments,

               (2)  any asbestos-containing material, or

               (3) any polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment.

               (g) Neither such Loan Party nor any of its Subsidiaries has filed any notice under any requirement of Environmental Law reporting a spill or accidental and unpermitted Release or discharge of a Contaminant into the environment that has not been cured to the satisfaction of the relevant Governmental Authority.

               (h) Neither such Loan Party nor any of its Subsidiaries has entered into any negotiations or settlement agreements with any Person (including, without limitation, the prior owner of their respective property) imposing material obligations or liabilities on such Loan Party or any of its Subsidiaries with respect to any remedial action in response to the Release of a Contaminant or environmentally related claim.

               (i) No Environmental Lien has attached to any owned Real Estate of any of the Loan Parties or, to the best of such Loan Party's knowledge, any leased Real Estate of any of the Loan Parties.

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     8.19  No Violation of Law. Except as set forth on Schedule 8.19, neither such Loan Party nor any of its Subsidiaries is in violation of (or, due to the filing of the Case, is exempted from compliance with) any law, statute, regulation, ordinance, judgment, order, or decree applicable to it, which violation could reasonably be expected to have a Material Adverse Effect.

     8.20 No Default. Neither such Loan Party nor any of its Subsidiaries is in default with respect to any note, indenture, loan agreement, mortgage, lease, deed, or other agreement entered into on or after the Petition Date to which such Borrower or Subsidiary is a party or by which it is bound, which default could reasonably be expected to have a Material Adverse Effect.

     8.21  ERISA Compliance. Except as specifically disclosed in Schedule 8.21:

               (a) Each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law.

               (b) Each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the IRS and to the best knowledge of such Loan Party, nothing has occurred which would cause the loss of such qualification.

               (c) Such Loan Party, each of its Subsidiaries and each ERISA Affiliate has made all required contributions to any Plan subject to
     Section 412 of the Code and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any Plan.

               (d)  No Plan is a Multiemployer Plan as of the Closing Date.

               (e) There are no pending or, to the knowledge of such Loan Party, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (f) There has been no prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan which has resulted or could reasonably be expected to result in a Material Adverse Effect.

               (g) (i) No ERISA Event has occurred or is reasonably expected to occur; (ii) no Pension Plan has any Unfunded Pension Liability in excess of $25,000,000; (iii) neither such Loan Party, any of its Subsidiaries nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA); (iv) neither such Loan Party, any of its Subsidiaries nor any ERISA Affiliate has incurred, or reasonably expects to incur, any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability)

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     under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan;
     and (v) to the knowledge of such Loan Party, neither such Loan Party, any of its Subsidiaries, nor any ERISA Affiliate has engaged in a transaction that could be subject to Section 4069 or 4212(c) of ERISA.

     8.22 Taxes. Such Loan Party and its Subsidiaries has filed all federal, state, foreign, provincial and other tax returns and reports required to be filed, and has paid all federal and other taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable, except for taxes with respect to periods prior to the Petition Date for which payment cannot be made as a result of such Borrower's or Subsidiary's status as a debtor-in-possession and except for Permitted Liens described in clause (a) of the definition thereof.

     8.23 Regulated Entities. None of such Loan Party, any of its Subsidiaries or any Person controlling such Loan Party, or any Subsidiary, is an "Investment Company" within the meaning of the Investment Company Act of 1940. None of such Loan Party nor any of its Subsidiaries is subject to regulation under the Public Utility Holding Company Act of 1935, the Federal Power Act, the Interstate Commerce Act, any state public utilities code or law, or any other federal or state statute or regulation limiting its ability to incur indebtedness.

     8.24 Use of Proceeds; Margin Regulations. The proceeds of the Loans are to be used solely for working capital purposes. Neither such Loan Party nor any of its Subsidiaries is engaged in the business of purchasing or selling Margin Stock or extending credit for the purpose of purchasing or carrying Margin Stock.

     8.25 Copyrights, Patents, Trademarks and Licenses, etc. To the best knowledge of such Loan Party, such Loan Party and each of its Subsidiaries owns or is licensed or otherwise has the right to use all of the patents, trademarks, service marks, trade names, copyrights, contractual franchises, licenses, rights of way, authorizations and other rights that are reasonably necessary for the operation of its businesses, without conflict with the Proprietary Rights of any other Person. To the best knowledge of such Loan Party, no slogan or other advertising device, product, process, method, substance, part or other material now employed, or now intended to be employed, by such Loan Party or any Subsidiary infringes upon any material Proprietary Rights held by any other Person. No claim or litigation regarding any of the foregoing is pending or, to the knowledge of such Loan Party, threatened, and, to the knowledge of such Loan Party, no patent, invention, device, application, principle or any statute, law, rule, regulation, standard or code is pending or proposed, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     8.26 No Material Adverse Change. Except as set forth on Schedule 8.26, no Material Adverse Effect has occurred since December 31, 2001 other than (i) the commencement of the Case and (ii) the continuation of the circumstances giving rise to the filing thereof.

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     8.27  Full Disclosure. None of the representations or warranties made by such Loan Party or any of its Subsidiaries in the Loan Documents as of the date such representations and warranties are made or deemed made, and none of the information or statements contained in any exhibit, report, statement, certificate or other writing furnished by or on behalf of such Loan Party or any of its Subsidiaries or otherwise made available by or on behalf of such Loan Party or any of its Subsidiaries to the Agent or any Lender in connection with the Loan Documents (including the offering and disclosure materials delivered by or on behalf of such Loan Party or any of its Subsidiaries to the Lenders prior to the Closing Date), contains any untrue statement of a material fact or omits any material fact required to be stated therein or necessary to make the information or statements made therein, in light of the circumstances under which they are made, not misleading in any material respect as of the time when made or delivered.

     8.28 Material Agreements. Schedule 8.28 hereto sets forth all material agreements and contracts to which such Loan Party or any of its Subsidiaries is a party or is bound as of the date hereof.

     8.29 Bank Accounts. Schedule 8.29 contains a complete and accurate list of all material bank accounts maintained by such Borrower or any of its Subsidiaries with any bank or other financial institution.

     8.30 Assets Necessary for Conduct of Business. Neither Spiegel Holdings, Inc. nor any other Affiliate of the Otto Interests (other than a Loan Party or an Excluded Subsidiary) owns any assets necessary for the conduct of the business of Spiegel or any of its Subsidiaries as presently conducted or contemplated to be conducted in the future.

     8.31 Existing Securitization Program. The program under the Securitization Facility has been terminated. Since such termination, no Consumer Credit Card Receivables, Major Credit Card Receivables or related assets have been or will be transferred by any of the Loan Parties under the Securitization Facility. There are no, and no basis for any, secured claims against Spiegel or any of its Subsidiaries in connection with the Securitization Facility and there are no, and no basis for any, claims in connection with the Securitization Facility which would be equal or prior to the Agent's Liens or the superpriority claim granted to the Agent and the Lenders. Spiegel and its Subsidiaries have no liabilities or obligations under the Securitization Facility and no Liens have been granted by Spiegel or any of its Subsidiaries on the Collateral in connection with the Securitization Facility. There are no, and no basis for any, secured claims against Spiegel or any of its Subsidiaries in connection with the pending investigation being conducted by the Office of the Comptroller of the Currency with respect to First Consumers National Bank, and there are no, and no basis for any, claims in connection with such investigation which would be equal or prior to the Agent's Liens or the superpriority claim granted to the Agent and the Lenders.

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                                    ARTICLE 9

                       AFFIRMATIVE AND NEGATIVE COVENANTS

          Each Loan Party covenants to the Agent and each Lender that, so long as any of the Obligations remain outstanding or this Agreement is in effect:

     9.1 Taxes and Other Obligations. Such Loan Party shall, and shall cause each of its Subsidiaries to, (a) file when due all foreign, federal, provincial, state and other tax returns and other reports which it is required to file; (b) pay, or provide for the payment, when due, of all taxes, fees, assessments and other governmental charges against it or upon its property, income and franchises, make all required withholding and other tax deposits, and establish adequate reserves for the payment of all such items, that in each case arises after the Petition Date or are the subject of a First Day Order, and provide to the Agent and the Lenders, upon request, satisfactory evidence of its timely compliance with the foregoing; and (c) pay when due all Debt owed by it and all claims of materialmen, mechanics, carriers, warehousemen, landlords, processors and other like Persons, and all other indebtedness owed by it and perform and discharge in a timely manner all other obligations undertaken by it (in each instance under this clause (c), other than pre-petition Debt, claims and other obligations and indebtedness except as permitted by Section 9.30); provided, however, so long as the Authorized Representative has notified the Agent in writing, neither such Loan Party nor any of its Subsidiaries need pay any tax, fee, assessment or governmental charge that (i) it is contesting in good faith by appropriate proceedings diligently pursued, (ii) as to which such Loan Party or Subsidiary, as the case may be, has established proper reserves for as provided in GAAP, and (iii) no Lien (other than a Permitted Lien) results from such non-payment.

     9.2 Legal Existence and Good Standing. Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence and its qualification and good standing in all jurisdictions in which the failure to maintain such existence and qualification or good standing could reasonably be expected to have a Material Adverse Effect.

     9.3 Compliance with Law and Agreements; Maintenance of Licenses. Except as set forth on Schedule 9.3, such Loan Party shall, and shall cause each of its Subsidiaries to, comply in all material respects with all Requirements of Law of any Governmental Authority having jurisdiction over it or its business (including the Federal Fair Labor Standards Act and all Environmental Laws). Such Loan Party shall, and shall cause each of its Subsidiaries to, obtain and maintain all material licenses, permits, franchises, and governmental authorizations necessary to own its property and to conduct its business as conducted on the Closing Date. Neither such Loan Party nor any of its Subsidiaries shall modify, amend or alter its certificate or article of incorporation or other organizational documents other than in a manner which does not adversely affect the rights of the Lenders or the Agent.

     9.4 Maintenance of Property; Inspection of Property. (a) Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain all of its property necessary and useful in the conduct of its business, in good operating condition and repair, ordinary wear and tear excepted

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unless such Loan Party or Subsidiary, as the case may be, determines in good faith that the continued maintenance of any of its properties is no longer economically desirable.

          (b) Such Loan Party shall permit representatives and independent contractors of the Agent (at the expense of such Loan Party not to exceed three
(3) times per year unless an Event of Default has occurred and is continuing) to visit and inspect any of its properties, to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom and to discuss its affairs, finances and accounts with its directors, officers and independent public accountants, at such reasonable times during normal business hours and as soon as may be reasonably desired, upon reasonable advance notice to such Loan Party; provided, however, when an Event of Default exists, the Agent or any Lender may do any of the foregoing at the expense of such Loan Party at any reasonable time without advance notice.

     9.5 Insurance. (a) Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain with financially sound and reputable insurers having a rating of at least A+ or better by Best Rating Guide, the insurance coverage maintained by such Loan Party and its Subsidiaries on the Closing Date and such additional coverage as the Agent or the Majority Lenders may request from time to time. Without limiting the foregoing, in the event that any improved Real Estate covered by the Mortgages is determined to be located within an area that has been identified by the Director of the Federal Emergency Management Agency as a Special Flood Hazard Area ("SFHA") such Loan Party shall purchase and maintain flood insurance on the improved Real Estate and any Equipment and Inventory located on such Real Estate, in an amount to be reasonably determined by the Agent, and shall comply with the applicable federal regulations as required by the Flood Disaster Protection Act of 1973, as amended. Upon the Majority Lenders' request, such Loan Party or Subsidiary, as appropriate, shall maintain flood insurance for its Inventory and Equipment which is, at any time, located in a SFHA.

          (b) Such Loan Party shall, and shall cause each of its Subsidiaries to, cause the Agent, for the ratable benefit of the Agent and the Lenders, to be named in each such policy as secured party or mortgagee and sole loss payee or additional insured, in a manner acceptable to the Agent. Each policy of insurance shall contain a clause or endorsement requiring the insurer to give not less than 30 days' prior written notice to the Agent in the event of modification or cancellation of the policy for any reason whatsoever and, on or within ten (10) days after the Interim Bankruptcy Court Order Date, a clause or endorsement stating that the interest of the Agent shall not be impaired or invalidated by any act or neglect of any Loan Party, any of its Subsidiaries or the owner of any premises for purposes more hazardous than are permitted by such policy. All premiums for such insurance shall be paid by such Loan Party or Subsidiary, as appropriate, when due, and certificates of insurance and photocopies of the policies shall be delivered to the Agent, in each case in sufficient quantity for distribution by the Agent to each of the Lenders. If such Loan Party or Subsidiary, as appropriate, fails to procure such insurance or to pay the premiums therefor when due, the Agent may, and at the direction of the Majority Lenders shall, do so from the proceeds of Revolving Loans.

          (c) Such Loan Party shall, and shall cause each of its Subsidiaries to, promptly notify the Agent and the Lenders of any loss, damage, or destruction to any material portion of

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the Collateral, whether or not covered by insurance. The Agent is hereby authorized to collect all insurance and condemnation proceeds in respect of Collateral directly, and to apply or remit them as follows:

               (i) With respect to insurance and condemnation proceeds relating to Collateral other than Fixed Assets, after deducting from such proceeds the reasonable expenses, if any, incurred by the Agent in the collection or handling thereof, the Agent shall apply such proceeds, ratably, to the reduction of the Obligations in the order provided for in Section 4.5.

               (ii) With respect to insurance and condemnation proceeds relating to Collateral consisting of Fixed Assets, the applicable Loan Party shall apply such insurance and condemnation proceeds first, to satisfy any debt that is secured by a Lien (other than the Agent's Lien) encumbering such Fixed Asset which is superior in priority to the Agent's Lien, and second, ratably, to the reduction of the Obligations in the order provided for in Section 4.5.

     9.6  [Intentionally Omitted].

     9.7 Environmental Laws. Such Loan Party shall, and shall cause each of its Subsidiaries to, conduct its business in material compliance with all Environmental Laws applicable to it, including, without limitation, those relating to the generation, handling, use, storage, and disposal of any Contaminant. Such Loan Party shall, and shall cause each of its Subsidiaries to, take prompt and appropriate action to respond to any material non-compliance with Environmental Laws and shall regularly report to the Agent on such response. Such Loan Party shall provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section.

     9.8 Compliance with ERISA. Such Loan Party shall, and shall cause each of its Subsidiaries and ERISA Affiliates to: (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code, the PBA and other federal, provincial or state law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) make all required contributions to any Plan subject to Section 412 of the Code, except for such contributions, if any, with respect to any periods prior to the Petition Date that such Loan Party or Subsidiary does not make as a result of its status as a debtor-in-possession in the Case; (d) use its best efforts not to engage in a transaction that could be subject to Section 4069 or 4212(c) of ERISA which could reasonably be expected to have a Material Adverse Effect; and
(e) with respect to any Plan of a Canadian Guarantor, not permit any Lien to arise or exist in connection with such Plan (save for contributions not yet due).

     9.9 Mergers, Consolidations or Sales. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, enter into any transaction of merger, amalgamation, reorganization (other than the Case), or consolidation, or transfer, sell, assign, lease, or otherwise dispose of all or any part of its property, or wind up, liquidate or dissolve, or agree to do any of the foregoing or petition the Bankruptcy Court for authority to do any of the foregoing, except (i) for sales of Inventory in the ordinary course of its business, (ii) sales or other dispositions on a non-recourse basis of Consumer Credit Card Receivables pursuant to a securitization program

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that is acceptable to the Agent and Majority Lenders; (iii) sales or closings by a Borrower or Eddie Bauer Canada of its retail and outlet stores; provided, that
(x) in the case of any such sales (including "going out of business" sales in connection with the closing down of a retail or outlet store) which include assets consisting of Consumer Credit Card Receivables, Major Credit Card Receivables, Inventory or Real Estate, the net cash proceeds received by such Borrower or Eddie Bauer Canada from such sale shall be in an aggregate amount not less than the proceeds from Revolving Loans that any Borrower would be able to receive in respect of such Consumer Credit Card Receivables, Major Credit
Card Receivables, Inventory or Real Estate, as the case may be, if such Consumer Credit Card Receivables, Major Credit Card Receivables, Inventory or Real Estate were included in the calculation of Combined Availability (without giving effect to any Commitment, the Maximum Revolver Amount or any other limits included in the calculation of Combined Availability) and (y) the aggregate number of retail or outlet stores sold or closed during the term of this Agreement shall not exceed 80 stores; (iv) for sales or other dispositions of Equipment in the ordinary course of business that are obsolete or no longer useable by such Loan Party or Subsidiary in its business with an aggregate fair market value not to exceed $2,500,000 in any Fiscal Year (exclusive of any net cash proceeds from any such sale or other disposition made in such Fiscal Year which is reinvested in Equipment within 90 days of such sale or other disposition) and (v) for other sales of stores by a Borrower or Eddie Bauer Canada having an aggregate book value not to exceed $5,000,000 during the term of this Agreement. Following each such Equipment sale or disposition, such Loan Party or Subsidiary, as the case may be, shall apply such proceeds first, to satisfy any debt that is secured by a lien (other than the Agent's Lien) encumbering such asset which is superior in priority to the Agent's, and second, to the Loans in accordance with Section
4.5. All Equipment purchased with such proceeds shall be free and clear of all Liens, except the Agent's Liens and other Permitted Liens (except those
Permitted Liens under clause (i) of such defined term).

     9.10 Distributions; Capital Change; Restricted Investments. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, (i) directly or indirectly declare or make, or incur any liability to make, any Distribution, except a Distribution to a Loan Party, (ii) make any change in its capital structure which could have a Material Adverse Effect or issue any capital stock other than common stock or (iii) make any Restricted Investment.

     9.11  [Intentionally Omitted].

     9.12 Guaranties. Except as set forth on Schedule 9.12, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, make, issue, or become liable on any Guaranty, except (i) Guaranties of the Obligations in favor of the Agent, (ii) unsecured Guaranties of Debt permitted to be incurred pursuant to Section 9.13 and (iii) Joint Venture Investments constituting Guaranties.

     9.13 Debt. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, incur or maintain any Debt, other than:

           (a)  the Obligations;

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          (b)  other Debt existing on the Petition Date;

          (c) Debt contemplated by the Interim Bankruptcy Court Order or Final Bankruptcy Court Order;

          (d)  Debt owing to a Loan Party;

          (e) Capital Leases of Equipment and purchase money secured Debt incurred to purchase Fixed Assets; provided, that (i) Liens securing the same attach only to the Fixed Asset acquired by the incurrence of such Debt and (ii) the aggregate amount of such Debt (including Capital Leases) outstanding does not at any time exceed $10,000,000;

          (f) Debt evidencing a refunding, renewal or extension of the Debt referred to in clause (e) of this Section 9.13; provided, that (i) the principal amount thereof is not increased, (ii) the Liens, if any, securing such refunded, renewed or extended Debt do not attach to any assets in addition to those assets, if any, securing the Debt to be refunded, renewed or extended, (iii) no Person that is not an obligor or guarantor of such Debt as of the Closing Date shall become an obligor or guarantor thereof and (iv) the covenants, repayment provisions, events of default and subordination provisions, if any, of such refunding, renewal or extension are no less favorable to the applicable Loan Party, the Agent or the Lenders than the original Debt;

          (g)  Joint Venture Investments;

          (h) unsecured Debt under Hedge Agreements entered into in the ordinary course of business and not for speculative purposes; and

          (i) other unsecured Debt in an aggregate principal amount not to exceed $25,000,000 at any time outstanding.

     9.14 Prepayment. Subject to Section 9.30, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, voluntarily prepay, acquire or defease any Debt, except the Obligations in accordance with the terms of this Agreement.

     9.15  Transactions with Affiliates. Except as set forth below or on
Schedule 9.15, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, sell, transfer, distribute, or pay any money or property, including, but not limited to, any fees or expenses of any nature (including, but not limited to, any fees or expenses for management services), to any Affiliate (other than a Loan Party), or lend or advance money or property to any Affiliate (other than a Loan Party), or invest in (by capital contribution or otherwise) or purchase or repurchase any stock or indebtedness, or any property, of any Affiliate, or become liable on any Guaranty of the indebtedness, dividends, or other Obligations of any Affiliate. Notwithstanding the foregoing,
(i) while no Event of Default has occurred and is continuing, such Loan Party or Subsidiary may engage in transactions with other Affiliates in the ordinary course of business, in amounts and upon terms fully disclosed to the Agent and the Lenders, and no less favorable to such Loan Party or Subsidiary than would be obtained in a comparable arm's-length transaction

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with a third party who is not an Affiliate and (ii) such Loan Party shall not engage in any transactions with Spiegel Holdings, Inc. or any of the Excluded Subsidiaries, except that (x) Spiegel Holdings, Inc, and the Loan Parties may provide each other with accounting, administrative, tax and human resource services, in each instance, in the ordinary course of business and consistent with past practices, and, in the case of services provided to Spiegel Holdings, Inc., such services are incidental to the status of Spiegel Holdings, Inc. as a holding company and the aggregate amount paid to Spiegel Holdings, Inc. for all services provided by it to the Loan Parties shall not exceed $500,000 in any Fiscal Year and (y) any Loan Party may enter into servicing arrangements with one or more Excluded Subsidiaries in connection with the collection of Consumer Credit Card Receivables on terms and conditions fully disclosed and satisfactory to the Agent and the Initial Lenders (Majority Lenders on and after the Final Bankruptcy Court Order Date) and approved by the Bankruptcy Court.

     9.16 Investment Banking and Finder's Fees. Such Borrower shall not, and shall not suffer or permit any of its Subsidiaries to, pay or agree to pay, or reimburse any other party with respect to, any investment banking or similar or related fee, underwriter's fee, finder's fee, or broker's fee to any Person in connection with this Agreement except for the fees payable to Miller Buckfire Lewis & Co., LLC and Alvarez & Marsal. Such Loan Party shall defend and indemnify the Agent and the Lenders against and hold them harmless from all claims of any Person that such Loan Party or any of its Subsidiaries is obligated to pay for any such fees, and all costs and expenses (including without limitation, attorneys' fees) incurred by the Agent and/or any Lender in connection therewith.

     9.17  Reserved.

     9.18 Business Conducted. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, modify or alter in any material manner the nature and type of its business as conducted at or prior to the Closing Date or the manner in which such business is conducted.

     9.19 Liens. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, create, incur, assume, or permit to exist any Lien on any property now owned or hereafter acquired by it, except Permitted Liens.
Schedule 9.19 sets forth as of the date hereof all tax, judgment, ERISA and other Liens of the type for which a notice thereof is filed or recorded in any public record and all consensual perfected Existing Liens the perfection of which is evidenced by filing, recordation or possession. None of the Liens set forth in Schedule 9.19 encumbers any Accounts, Inventory, Real Estate (other than the Ohio Property) or proceeds thereof except as set forth on Schedule 9.19(b).

     9.20 Sale and Leaseback Transactions. Such Loan Party shall not (and shall not suffer or permit any of its Subsidiaries to), directly or indirectly, enter into any arrangement with any Person providing for such Loan Party or Subsidiary to lease or rent property that such Loan Party or Subsidiary, as appropriate, has sold or will sell or otherwise transfer to such Person.

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     9.21   New Subsidiaries. Such Loan Party shall not (and shall not suffer or permit any of its Subsidiaries to), directly or indirectly, organize, create, acquire or permit to exist any Subsidiary other than any Subsidiary set forth on
Schedule 8.5 as in effect on the Closing Date.

     9.22 Fiscal Year. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, change its Fiscal Year.

     9.23   [Intentionally Omitted].

     9.24 Use of Proceeds. Such Loan Party shall not use any portion of the Loan proceeds, directly or indirectly, (i) to purchase or carry Margin Stock,
(ii) to repay or otherwise refinance indebtedness of such Loan Party or others incurred to purchase or carry Margin Stock, (iii) to extend credit for the purpose of purchasing or carrying any Margin Stock, or (iv) to acquire any security in any transaction that is subject to Section 13 or 14 of the Exchange Act. Such Loan Party shall use the Loan proceeds received hereunder, exclusively, for general corporate purposes permitted hereunder and to fund the working capital needs of the Loan Party and to make payments permitted by
Section 9.30.

     9.25 Interim Bankruptcy Court Order; Final Bankruptcy Court Order; Administrative Expense Claim Priority; Lien Priority. (a) Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, at any time seek, consent to or suffer to exist any modification, stay, vacation or amendment (x) of the Interim Bankruptcy Court Order except for modifications and amendments mutually agreed to in writing by the Initial Lenders, the Loan Parties and the Agent or (y) of the Final Bankruptcy Court Order, except for modifications and amendments mutually agreed to in writing by the Majority Lenders (or the Lenders as required by Section 13.2) the Loan Parties and the Agent.

            (b) Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, at any time suffer to exist a priority for any administrative expense claim or unsecured claim against such Loan Party or Subsidiary (now existing or hereafter arising of any kind or nature whatsoever, including without limitation any administrative expense claim of the kind specified in Sections 503(b) and 507(b) of the Bankruptcy Code) equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, except for the Carve-Out Expenses.

            (c) Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, at any time suffer to exist any Lien on any properties, assets or rights (including, without limitation, Inventory and other Collateral) of such Loan Party or Subsidiary having a priority equal or superior to the Agent's Liens, except (i) in the case of Collateral not consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) or the proceeds thereof, Permitted Liens pursuant to clauses (d), (e), (g), (h) and (i) of the definition thereof for Permitted Liens and (ii) in the case of Collateral consisting of Inventory, Accounts, Real Estate (other than the Ohio Property) or the proceeds thereof, Carve-Out Expenses and those Liens set forth on Schedule 9.19(b).

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            (d)  Prior to the date on which the Obligations have been paid in full in cash and the Lenders' Commitments have been terminated, such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, pay any administrative expense claims except (i) Priority Professional Expenses, (ii) other administrative expense claims incurred in the ordinary course of the business of such Loan Party or Subsidiary, in each case to the extent and having the order of priority set forth in the term "Agreed Administrative Expense Claim Priorities", (iii) the fees and expenses of attorneys, accountants, financial advisors and consultants retained by the Lenders and the Agent, except to the extent the Majority Lenders and the Agent consent in writing to the payment of any such claims and (iv) cure payments acceptable to the Agent and the Initial Lenders (to the extent made prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (to the extent made on or after the Final Bankruptcy Court Order Date) in connection with the assumption of executory contracts or unexpired leases pursuant to the Bankruptcy Code, but in any event only to the extent budgeted in the cash flow forecast delivered pursuant to
Section 7.2(f)(iv) covering the period in which such payment is to be made.

            (e) Notwithstanding the foregoing, such Loan Party or Subsidiary, as appropriate, shall be permitted to pay as the same may become due and payable
(i) administrative expenses of the kind specified in section 503(b) of the Bankruptcy Code incurred in the ordinary course of its business, (ii) compensation and reimbursement of expenses to professionals allowed and payable under section 330 and 331 of the Bankruptcy Code, subject, after the occurrence of an Event of Default to the Priority Professional Expense Cap, and (iii) payments permitted to be made by Section 9.30 pursuant to the First Day Orders and other orders reviewed by and acceptable to the Agent and the Initial Lenders (in the case of orders entered prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (in the case of orders entered on or after the Final Bankruptcy Court Order Date).

     9.26 Further Assurances. Such Loan Party shall, and shall cause each of its Subsidiaries to, execute and deliver, or cause to be executed and delivered, to the Agent and/or the Lenders such documents and agreements, and shall take or cause to be taken such actions, as the Agent or any Lender may, from time to time, request to carry out the terms and conditions of this Agreement and the other Loan Documents.

     9.27   [Intentionally Omitted].

     9.28 Obligations under Real Estate Leases, Equipment Leases and Licenses. Such Loan Party shall, and shall cause each of its Subsidiaries to, pay all post-petition obligations under its real estate leases, equipment leases and licenses of intellectual property, if any, as required by the Bankruptcy Code or the Bankruptcy Court, except to the extent (i) such Loan Party is contesting any such obligations in good faith by appropriate proceedings, (ii) such Loan Party has established proper reserves as required under GAAP and (iii) the nonpayment of which does not result in the imposition of a Lien (other than a Permitted
Lien), provided, however, that without the consent of the Majority Lenders, such Loan Party or Subsidiary may reject or permit to expire any of its real estate leases (in a manner consistent with a maximization of the value of the assets of such Loan Party or Subsidiary).

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     9.29   Reclamation Claims. Such Loan Party shall, and shall cause each of its Subsidiaries to, promptly furnish the Agent and the Lenders with information and notices regarding any material reclamation claims (including amount and claimant) upon such Loan Party's or Subsidiary's receipt thereof. Neither such Loan Party nor any of its Subsidiaries shall incur any Liens related to reclamation claims encumbering any Accounts, Inventory, Real Estate or any proceeds thereof.

     9.30 Prepetition Claims. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, pay Debt or other prepetition claims (by offset, pursuant to Section 546(g)* of the Bankruptcy Code or otherwise) which were incurred prior to the Petition Date; provided, however, that such Loan Party or Subsidiary may (i) pay pre-Petition Date obligations to employees and payroll taxes, sales and similar taxes to taxing authorities to the extent approved by order of the Bankruptcy Court; and (ii) pay pre-petition claims pursuant to any First Day Orders or other orders reviewed by and acceptable to the Agent and the Initial Lenders (in the case of orders entered prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (in the case of orders entered on or after the Final Bankruptcy Court Order Date), but in any event only to the extent budgeted in the cash flow forecast delivered pursuant to Section 7.2(f)(iv) covering the period in which such payment is to be made. Notwithstanding any provision herein to the contrary, the Loan Parties may pay any franchise (and similar) taxes incurred prior to the Petition Date necessary to maintain their existence and qualification or good standing in the respective jurisdictions of their incorporation and in all other jurisdictions in which qualification to do business as a foreign corporation is necessary.

     9.31 Applications to Bankruptcy Court. Such Loan Party shall not, and shall not suffer or permit any of its Subsidiaries to, apply to the Bankruptcy Court for authority to take any action prohibited by this Article 9.

     9.32 Use of Letters of Credit. Such Loan Party shall not use documentary Letters of Credit issued hereunder for the purchase of inventory from domestic vendors.

     9.33 Notices. Such Loan Party shall promptly give to the Agent notice of any motions regarding this Agreement.

     9.34 Restructuring Advisor. Such Loan Party shall maintain as its restructuring advisor in connection with the Case the firm of Alvarez & Marsal or another restructuring advisor reasonably acceptable to the Agent.

     9.35   Reserved.

     9.36 Sourcing Arrangements. Such Loan Party shall, and shall cause each of its Subsidiaries to, maintain at all times its existing sourcing arrangements or a replacement thereof which shall allow such Loan Party or Subsidiary, as the case may be, to maintain an uninterrupted flow of Inventory from overseas as reflected in the Initial DIP Forecast.

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                                   ARTICLE 10

                             CONDITIONS OF LENDING

     10.1 Conditions Precedent to Making of Loans on the Closing Date. The obligation of the Lenders to make the initial Revolving Loans on the Closing Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on the Closing Date, are subject to the following conditions precedent having been satisfied in a manner satisfactory to the Agent and each Lender (and in the case of any documents, agreements or other deliveries, such documents, agreements and deliveries shall be in form and substance satisfactory to the Agent and the Initial Lenders):

                 (a) This Agreement and the other Loan Documents have been executed by each party thereto and each Loan Party shall have performed and complied with all covenants, agreements and conditions contained herein and in the other Loan Documents which are required to be performed or complied with by such Loan Party before or on such Closing Date.

                 (b) Upon making the Revolving Loans (including such Revolving Loans made as reimbursement for fees, costs and expenses then payable under this Agreement) and with all their obligations current, the Borrowers shall have Combined Availability (without giving effect to the Maximum Revolver Amount) of at least $150,000,000.

                 (c) All representations and warranties made hereunder and in the other Loan Documents shall be true and correct as of the Closing Date as if made on such date (both immediately prior to, and after giving effect to, such extension of credit).

                 (d) No Default or Event of Default shall exist on the Closing Date, or would exist after giving effect to the Loans to be made on such date or the Letters of Credit to be issued or the Credit Support to be provided on such date.

                 (e) The Agent and the Lenders shall have received such opinions of counsel (concerning, among other things, entry of the DIP Orders and proper notice having been given in accordance with the DIP Orders) for the Loan Parties as the Agent or any Lender shall request, each such opinion to be in a form, scope, and substance satisfactory to the Agent, the Lenders, and their respective counsel.

                 (f) The Borrowers shall have paid all fees and expenses of the Agent and the Initial Lenders and the Attorney Costs incurred in connection with any of the Loan Documents and the transactions contemplated thereby.

                 (g) The Agent shall have received evidence, in form, scope, and substance, reasonably satisfactory to the Agent, of all insurance coverage as required by the Agreement.

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                (h)  The Agent and the Lenders shall have had an opportunity, if they so choose, to examine the books of account and other records and files of the Loan Parties and to make copies thereof, and to conduct a pre-closing audit which shall include, without limitation, verification of Inventory, Accounts, and Combined Availability, and the results of such examination and audit shall have been satisfactory to the Agent and the Lenders in all respects.

                (i)  No order shall have been entered by the Bankruptcy Court
     (i) for appointment of a trustee or examiner with enlarged powers substantially similar to those of a trustee, or (ii) converting the Case to a Chapter 7 case or dismissing the Case or (iii) terminating prior to any expiration date the Loan Parties' exclusive time period to file a plan of reorganization and, with respect to clauses (i) through (iii) above, no such order shall have been requested by the Borrowers or other parties in interest.

                (j) All proceedings taken in connection with the execution of this Agreement, all other Loan Documents and all documents and papers relating thereto shall be satisfactory in form, scope, and substance to the Agent and the Lenders.

                (k) The Agent shall have received the results of a search of tax and other Liens, and judgments and of the Uniform Commercial Code filings with respect to each of the Loan Parties (other than the Canadian Guarantors) in its state or other jurisdiction or of incorporation and in the jurisdictions in which each Loan Party (other than the Canadian Guarantors) is doing business and/or in which any Collateral is located and in which Uniform Commercial Code filings have been made against any Loan Party (other than the Canadian Guarantors).

                (l) The Agent shall have received a copy of the certificate or articles of incorporation or other constitutive documents, in each case amended to date, of each of the Loan Parties, certified as of a recent date by the Secretary of State or other appropriate official of the state or other jurisdiction of its organization and dated as of a recent date; a certificate of the Secretary of each of the Loan Parties, dated the Closing Date and certifying (A) that attached thereto is a true and complete copy of such Loan Party's By-laws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by such Loan Party's Board of Directors (or in the case of a Loan Party that is not a corporation, the equivalent governing body) authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that such Loan Party's certificate or articles of incorporation or other constitutive documents have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished hereinabove, and (D) as to the incumbency and specimen signature of each of such Loan Party's officers executing this Agreement or any other Loan Document

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     delivered in connection herewith or therewith, as applicable; a certificate of another of such Loan Party's officers as to incumbency and signature of its Secretary.

               (m) The Agent shall have received certificates of good standing, existence or its equivalent with respect to each Loan Party certified as of a recent date by the appropriate Governmental Authorities of the state or other jurisdiction of incorporation or organization and in each other jurisdiction listed on Schedule 10.1(m).

               (n) There shall be no material adverse change in the business, operations, assets, properties, liabilities, profits, prospects or financial position of the Borrowers as determined by the Agent and the Lenders in their sole discretion other than (i) the commencement of the Case and (ii) the continuation of the circumstances giving rise to the filing thereof, so long as the Agent and the Lenders have been made aware as of the date hereof of all such circumstances.

               (o) The Agent and the Initial Lenders shall have completed their interim due diligence with respect to this Agreement, including, without limitation, a review satisfactory to the Agent and the Initial Lenders of the identities, Loan Parties' books and records, systems and control and analysis of the accounts receivable and inventory and environmental matters with respect to the Loan Parties and their properties and the financial and business condition of the Loan Parties. The results of such review shall be in form and substance satisfactory to the Agent and the Initial Lenders.

               (p) The Lenders shall be fully satisfied with the compliance by the Loan Parties with any and all applicable laws, statutes, rules and regulations relating to the conduct and operations of the business and properties of the Loan Parties.

               (q) The Agent and the Initial Lenders shall be satisfied with the terms and conditions of all material Debt and other agreements of the Loan Parties and their Subsidiaries to remain outstanding after the Closing Date (including, without limitation, any subordination or other intercreditor provisions contained therein or applicable thereto).

               (r) The Agent and the Initial Lenders shall be reasonably satisfied with the all intercompany arrangements relating to the acquisition, ownership and transfer of Inventory of a Loan Party or otherwise.

               (s) The Agent and the Initial Lenders shall be reasonably satisfied with the corporate and legal structure and capitalization of Spiegel and each of its Subsidiaries, including, without limitation, the charter and bylaws of Spiegel and each of its Subsidiaries and each agreement and instrument relating thereto.

               (t) The Agent and the Initial Lenders shall have received evidence reasonably satisfactory to them that all material requisite governmental and material third party consents and approvals (including, without limitation, consents with respect to each

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     Loan Party and each of its Subsidiaries) to the transactions contemplated by this Agreement and the other Loan Documents have been obtained, and remain in full force and effect; all applicable waiting periods shall have expired without any action being taken by any competent authority; and no law or regulation shall be applicable in the judgment of the Agent and the Lenders that restrains, prevents or imposes materially adverse conditions upon any of the Loan Documents or any of the transactions contemplated thereby.

               (u) The Agent and the Initial Lenders shall have received a copy of the Inventory Appraisal made with respect to the Inventory of each of the Loan Parties described therein.

               (v) The terms of all sourcing arrangements among the Loan Parties and their suppliers shall have been fully disclosed to the Agent and the Lenders and there shall have been a resolution satisfactory to the Agent of any liens arising from any such supply arrangements.

               (w) The Interim Bankruptcy Court Order shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent prior written consent of the Agent, the Initial Lenders and the Loan Parties.

               (x) Any First Day Orders or other orders entered at the time of commencement of the Case shall be reasonably satisfactory in form and substance to the Agent and the Initial Lenders and the order approving the Loan Parties' cash management system and maintenance of bank accounts shall have been entered together with such other First Day Orders that the Agent and the Initial Lenders require to be entered.

               (y) Without limiting the generality of the items described above, each Borrower and each Person guarantying or securing payment of the Obligations shall have delivered or caused to be delivered to the Agent (in form and substance reasonably satisfactory to the Agent), the financial statements, instruments, resolutions, documents, agreements, certificates, opinions and other items set forth on the "Closing Checklist" delivered by the Agent to the Authorized Representative prior to the Closing Date.

            The acceptance by any of the Borrowers of any Loans made or Letters of Credit issued on the Closing Date shall be deemed to be a representation and warranty made by all of the Borrowers to the effect that all of the conditions precedent to the making of such Loans or the issuance of such Letters of Credit have been satisfied, with the same effect as delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer of the Borrowers, dated the Closing Date, to such effect.

            Execution and delivery to the Agent by a Lender of a counterpart of this Agreement shall be deemed confirmation by such Lender that (i) all conditions precedent in this Section 10.1 have been fulfilled to the satisfaction of such Lender, (ii) the decision of such Lender to execute and deliver to the Agent an executed counterpart of this Agreement was made

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by such Lender independently and without reliance on the Agent or any other
Lender as to the satisfaction of any condition precedent set forth in this
Section 10.1, and (iii) all documents sent to such Lender for approval, consent or satisfaction were acceptable to such Lender.

     10.2 Conditions Precedent to Making of Loans on and after the Final Bankruptcy Court Order Date. The obligation of the Lenders to make Revolving Loans on or after the Final Bankruptcy Court Order Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit on or after the Final Bankruptcy Court Order Date, are subject to the following conditions precedent having been satisfied on or prior to the Final Bankruptcy Court Order Date in a manner satisfactory to the Agent and each Lender (and in the case of any documents, agreements or other deliveries, such documents, agreements and deliveries shall be in form and substance satisfactory to the Agent and the Initial Lenders):

                  (a) The Agent and Lenders shall have completed a due diligence investigation of each Loan Party and its Subsidiaries in scope, and with results, satisfactory to the Agent and the Lenders and shall have been given such access to the management, records, books of account, contracts and properties of the Loan Parties and their respective Subsidiaries and shall have received such financial, business and other information regarding the Loan Parties and their respective Subsidiaries as they shall have requested and all other related documentation regarding contingent liabilities (including, without limitation, tax matters, environmental matters (including, without limitation, a Phase I report and other site assessments on each owned Real Estate of any Loan Party included in Real Estate Availability), obligations under ERISA and welfare plans) collective bargaining agreements and other arrangements with employees.

                  (b) The Agent shall have received a copy of the Accounts Appraisal made with respect to the Consumer Credit Card Receivables of each of the Loan Parties described therein and a copy of the Real Estate Appraisal made with respect to the Real Estate of each of the Loan Parties described therein.

                  (c) The Agent and the Lenders shall have received the 2003-2004 projections of the Loan Parties and the updated Initial DIP Forecast referred to in Section 7.2(f)(i).


                  (d) The Agent shall have received the results of a title search with respect to all Real Estate owned by a Loan Party included in Real Estate Availability.

                  (e) The Agent, the Lenders and the Loan Parties shall have entered into an amendment or an amendment and restatement of this Agreement which shall contain, among things, eligibility criteria for Consumer Credit Card Receivables and financial covenants and other modifications to this Agreement based upon, among other things, due diligence conducted by the Agent and the Initial Lenders.

                  (f) Within forty-five (45) days following the entry of the Interim Bankruptcy Court Order, the Agent shall have received the Final Bankruptcy Court Order,

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     which shall be in full force and effect and shall not have been reversed, stayed, modified or amended absent the prior written consent of the Agent, the Majority Lenders and the Loan Parties.

     10.3 Conditions Precedent to Each Loan. The obligation of the Lenders to make each Loan, including the initial Revolving Loans on the Closing Date and any Loans made on and after the Interim Bankruptcy Court Order Date, and the obligation of the Agent to cause the Letter of Credit Issuer to issue any Letter of Credit, shall be subject to the further conditions precedent that on and as of the date of any such extension of credit (and in the case of any documents, agreements or other deliveries, such documents, agreements and deliveries shall be in form and substance satisfactory to the Agent and the Majority Lenders):

                  (a) The following statements shall be true, and the acceptance by any Borrower of any extension of credit shall be deemed to be a statement by Borrower each to the effect set forth in clauses (i), (ii) and (iii), with the same effect as the delivery to the Agent and the Lenders of a certificate signed by a Responsible Officer, dated the date of such extension of credit, stating that:

                  (i) The representations and warranties contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such extension of credit as though made on and as of such date (both immediately prior to, and after giving effect to, such extension of credit), other than any such representation or warranty which relates to a specified prior date and except to the extent the Agent and the Lenders have been notified in writing by the Authorized Representative that any representation or warranty is not true and correct and the Majority Lenders have explicitly waived in writing compliance with such representation or warranty; and

                  (ii) No event has occurred and is continuing, or would result from such extension of credit, which constitutes a Default or an Event of Default; and

                  (iii) No event has occurred and is continuing, or would result from such extension of credit, which has had or would have a Material Adverse Effect.

                  (b) No such Borrowing shall exceed the amount of the Combined Availability, provided, however, that the foregoing conditions precedent are not conditions to each Lender participating in or reimbursing the Bank or the Agent for such Lenders' Pro Rata Share of any Bank Loan or Agent Advance as provided in Sections 2.2(h), (i) and (j).

                  (c) The Interim Bankruptcy Court Order (if such date is on or after the Interim Bankruptcy Court Order Date but is prior to the Final Bankruptcy Court Order Date) or the Final Bankruptcy Court Order (if such date is on or after the Final Bankruptcy Court Order Date), as the case may be, shall be in full force and effect and shall not have been reversed, stayed, modified or amended, except for such modifications

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     and amendments mutually agreed to by the Borrowers, the Agent and the
     Majority Lenders, and there shall have been no material objections (determined (x) in the case of objections made prior to the Final Bankruptcy Court Order Date, by the Agent and the Initial Lenders in their reasonable discretion and (y) in the case of objections made on or after the Final Bankruptcy Court Order Date, by the Agent and the Majority Lenders in their reasonable discretion) to the Final Bankruptcy Court Order by the United States Trustee or any major creditors or interested parties, which contests any finding in the Final Bankruptcy Court Order that the Agent or the Lenders are entitled to the benefits of Section 364(e) of the Bankruptcy Code and which remain subject to appeal.

               (d) The Agent shall have received a Notice of Borrowing from the Authorized Representative to the extent required by Section 2.2(b).

               (e) No administrative claim that is senior to or pari passu with the superpriority claims of the Agent and the Lenders shall exist, except the Carve-Out Expenses.

                                   ARTICLE 11

                                DEFAULT; REMEDIES

     11.1 Events of Default. It shall constitute an event of default ("Event of Default") if any one or more of the following shall occur for any reason:

               (a) (i) any failure by the Borrowers to pay the principal of or interest or premium on any of the Obligations hereunder when due, whether upon demand or otherwise, or (ii) any failure by the Borrowers to pay any fee or other amount owing hereunder when due, whether upon demand or otherwise and such failure to pay shall continue for two Business Days;

               (b)   any representation or warranty (other than in Section 8.21
     (b)) made or deemed made by any Loan Party in this Agreement or by any Loan Party in any of the other Loan Documents, any Financial Statement, or any certificate furnished by any Loan Party at any time to the Agent or any Lender shall prove to be untrue in any material respect as of the date on which made, deemed made, or furnished;

               (c) (i) any default shall occur in the observance or performance of any of the covenants and agreements contained in this Agreement or any other Loan Documents and such default (other than in respect of any of Article 6 or 7 or any of Section 9.5, 9.9, 9.10, 9.12, 9.13, 9.14, 9.15, 9.18, 9.19, 9.20, 9.21, 9.22, 9.24, 9.25, 9.29, 9.30,
     9.31, 9.32, 9.33, or 9.36 as to each of which provisions no grace period shall be applicable) shall continue unremedied for a period of thirty (30) or more days (or in the case of Section 9.8(e), shall continue unremedied for a period of five (5) or more days) or (ii) if this Agreement or any other Loan Document shall terminate (other than in

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     accordance with its terms or the terms hereof or with the written consent of the Agent and the Majority Lenders) or become void or unenforceable, without the written consent of the Agent and the Majority Lenders;

               (d) default shall occur with respect to any Debt created or incurred after the Petition Date (other than the Obligations) in an outstanding principal amount which exceeds $5,000,000, or under any agreement or instrument entered into on or after the Petition Date (or assumed by any Loan Party on or after the Petition Date or effective thereafter in accordance with applicable law) under or pursuant to which any such Debt may have been issued, created, assumed, or guaranteed by any Loan Party, and such default shall continue for more than the period of grace, if any, therein specified, if the effect thereof (with or without the giving of notice or further lapse of time or both) is to accelerate, or to permit the holders of any such Debt to accelerate, the maturity of any such Debt or any such Debt shall be declared due and payable or be required to be prepaid (other than by a regularly scheduled required prepayment) prior to the stated maturity thereof; or any such Debt shall not be paid on the maturity date therefor;

               (e) any Loan Party shall file a certificate of dissolution or like process under applicable state or provincial law or shall be liquidated, dissolved or wound-up or shall commence or have commenced against it any action or proceeding for dissolution, winding-up or liquidation, or shall take any corporate action in furtherance thereof;

               (f) all or any material part of the property of the Loan Parties taken as a whole shall be nationalized, expropriated or condemned, seized or otherwise appropriated, or custody or control of such property or of any Loan Party shall be assumed by any Governmental Authority or any court of competent jurisdiction at the instance of any Governmental Authority, except where contested in good faith by proper proceedings diligently pursued where a stay of enforcement is in effect;

               (g) any Loan Document shall be terminated, revoked or declared void or invalid or unenforceable or challenged by any Borrower or any other Loan Party;

               (h) one or more judgments, orders or decrees is entered against any Loan Party or one or more fines, penalties or awards is entered or levied by any Governmental Authority against any Loan Party involving in the aggregate liability (to the extent not covered by independent third-party insurance as to which the insurer does not dispute coverage) as to any single or related or unrelated series of transactions, incidents or conditions, of $5,000,000 or more, and the same shall remain unsatisfied, unvacated and unstayed pending appeal for a period of 30 days after the entry thereof;

               (i) any loss, theft, damage or destruction of any item or items of Collateral or other property of any Loan Party occurs which could reasonably be expected to have a Material Adverse Effect and is not adequately covered by insurance;

               (j)   [Intentionally Omitted.]

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                (k)   there is filed against any Loan Party or any of its
         Subsidiaries any criminal action, suit or proceeding under any federal or state racketeering statute (including, without limitation, the Racketeer Influenced and Corrupt Organization Act of 1970), which action, suit or proceeding (1) is not dismissed within 120 days, and
         (2) could reasonably be expected to result in the confiscation or forfeiture of any material portion of the Collateral;

                (l) for any reason (i) any Loan Document ceases to be in full force and effect, (ii) any Lien with respect to any portion of the Collateral intended to be secured thereby (A) ceases to be, or is not, valid, perfected and prior to all other Liens (other than Permitted Liens) described in clause (d), (e), (g) or (h) of the definition thereof, or (B) is terminated, revoked or declared void, or (iii) any Lien (other than Permitted Liens) exists with respect to any portion of the Collateral;

                (m) (i) one or more ERISA Events shall occur with respect to any Pension Plans or Multiemployer Plans which have resulted or could reasonably be expected to result in liability of any Loan Party under Title IV of ERISA or under the PBA to the Pension Plan, Multiemployer Plan, the PBGC or other applicable Governmental Authority in an aggregate amount for all such Pension Plans and Multiemployer Plans in excess of $5,000,000; or (ii) any Loan Party or any ERISA Affiliate shall fail to pay when due, after the expiration of any applicable grace period, any installment payment with respect to its withdrawal liability under Section 4201 of ERISA under a Multiemployer Plan in an aggregate amount, together with all other such amounts not paid by such Borrower or ERISA Affiliate when due, in excess of $1,000,000; or (iii) with respect to any Plan of a Canadian Guarantor, any Lien arises with respect to such Plan (save for contribution amounts not yet due); provided, however, that with respect to clauses (i) and (ii), any liabilities under Title IV of ERISA and any missed installment payments to a Multiemployer Plan shall only be included to the extent that they constitute post-petition claims;

                (n)   there occurs a Change of Control;

                (o) an order with respect to the Case shall be entered by the Bankruptcy Court (i) appointing a trustee or (ii) appointing an examiner with enlarged powers substantially similar to those of a trustee;

                (p) an order with respect to the Case shall be entered by the Bankruptcy Court converting such Case to a case under Chapter 7 of the Bankruptcy Code which does not contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such conversion;

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                (q)   (i) an order shall be entered by the Bankruptcy Court
         confirming a plan of reorganization in the Case which does not (x) contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit on the date of effectiveness of such plan and otherwise in a manner satisfactory to the Agent and the Lenders on or before the effective date of such plan and (y) provide for the continuation of the Agent's Liens and priorities until such effective date or (ii) any Borrower shall have filed such a plan of reorganization in the Case;

                (r) an order shall be entered by the Bankruptcy Court dismissing the Case which does not contain a provision for termination of all of the Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders upon such dismissal;

                (s) an order with respect to the Case shall be entered, in each case without the express prior written consent of the Agent and the Lenders, (i) to revoke, vacate, reverse, stay, modify, supplement or amend the credit facility herein contemplated, any Loan Document or either of the DIP Orders, as the case may be, or (ii) to permit any administrative expense claim or any claim (now existing or hereafter arising, of any kind or nature whatsoever) to have administrative priority as to any Borrower equal or superior to the priority of the Lenders and the Agent in respect of the Obligations, except for allowed administrative expense claims having priority over the Obligations to the extent set forth in the definition of the term "Agreed Administrative Expense Claim Priorities" or (iii) to grant or permit the grant of any administrative claim or Lien (other than the Permitted Liens), which is senior to or pari passu with the superpriority claim of the Agent and the Lenders on any Collateral;

                (t)   an application for any of the orders described in clause
         (o), (p), (q), (r) or (s) above shall be made by any Loan Party or any other Person and such application (if made by any Person other than such Loan Party) is not contested by such Borrower in good faith or the relief requested is granted in an order that is not stayed pending appeal;

                (u) an order shall be entered by the Bankruptcy Court that is not stayed pending appeal granting relief from the automatic stay to the holder or holders of any Liens on any assets of any Loan Party and the Agent and the Majority Lenders shall determine that a Material Adverse Effect is reasonably likely to result from the entry of such order;

                (v) (i) any Person files a plan of reorganization in the Case which does not contain a provision for termination of all Lenders' Commitments and payment in full in cash of all Obligations and the cash collateralization or return of all Letters of Credit in a manner satisfactory to the Agent and the Lenders on or before the effective date of such plan and (ii) an order shall be entered by the Bankruptcy Court approving the disclosure statement with respect to any such plan;

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                (w)   an order is entered by the Bankruptcy Court which impairs
         in any material respect, invalidates or reduces the Agent's or any Lender's claims against any Loan Party or impairs in any material respect, invalidates, challenges or subordinates any Lien on any Collateral or to subject any Collateral to assessment pursuant to
         Section 506(c) of the Bankruptcy Code or otherwise;

                (x) there shall be any payment on, or application by a Loan Party for authority to pay, any prepetition claim, other than as permitted by Section 9.30, in each instance without the express prior written consent of the Agent and the Initial Lenders (if such payment or application is made prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (if such payment or application is made on or after the Final Bankruptcy Court Order Date);

                (y) a Final Order shall be entered by the Bankruptcy Court with respect to the Case granting any creditor relief from the automatic stay which, in the Majority Lenders' reasonable judgment, has any material and adverse impact on the Lenders or the Collateral;

                (z) (i) The Final Bankruptcy Court Order shall not have been entered on or before the date that is forty-five (45) days following the Interim Bankruptcy Court Order Date, (ii) such Final Bankruptcy Court Order shall not be in form and substance acceptable to the Agent and the Majority Lenders, (iii) such Final Bankruptcy Court Order is not in all material respects in form and substance satisfactory to the Agent and the Lenders, (iv) such Final Bankruptcy Court Order or the Interim Bankruptcy Court Order or the Interim Bankruptcy Court Order shall have been reversed, vacated, modified, amended (except for modifications and amendments that are acceptable to the Agent and the Initial Lenders (in the case of modification and amendments made prior to the Final Bankruptcy Court Order Date) or the Agent and the Majority Lenders (in the case of modification and amendments made on or after the Final Bankruptcy Court Order Date)) or stayed (or any application for any of the foregoing shall have been filed which contests any finding in such order that the Agent and the Lenders are entitled to the benefits of Section 364(e) of the Bankruptcy Code) or (v) the Agent shall not have received a copy of such Final Bankruptcy Court Order certified by the Bankruptcy Court within two Business Days of its being entered;

                (aa) all conditions precedent set forth in Section 10.2 shall not have been satisfied on the Final Bankruptcy Court Order Date;

                (bb) any Loan Party shall cease to have the exclusive right pursuant to section 1121 of the Bankruptcy Code to file a plan of reorganization in the Case;

                (cc) an order shall have been entered modifying the adequate protection granted to OIHK in either DIP Order without the consent of the Agent and the Majority Lenders;

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                     (dd)  any Canadian Guarantor shall (i) file a voluntary
         petition in bankruptcy or file a voluntary petition or an answer or file any proposal or notice of intent to file a proposal or otherwise commence any action or proceeding seeking reorganization, arrangement or readjustment of its debts or for any other relief under the Bankruptcy and Insolvency Act of Canada, the Companies' Creditors Arrangement Act of Canada, or under any other bankruptcy or insolvency, liquidation, winding-up or similar act or law, state, provincial, federal or foreign, now or hereafter existing, or consent to, approve of, or acquiesce in, any such petition, proposal, action or proceeding (other than ancillary to the Case); (ii) apply for or acquiesce in the appointment of a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for it or for all or any part of its property; (iii) make an assignment for the benefit of creditors; or (iv) be unable generally to pay its debts as they become due or shall admit in writing its inability to pay its debts generally as they become due;

                     (ee) an involuntary petition shall be filed or an action or proceeding otherwise commenced seeking reorganization, arrangement, consolidation or readjustment of the debts of either of the Canadian Guarantors or for any other relief under the Bankruptcy and Insolvency Act of Canada, the Companies' Creditors Arrangement Act of Canada, or under any other bankruptcy or insolvency, liquidation, winding-up or similar act or law, state, provincial, federal or foreign, now or hereafter existing and such petition or proceeding shall not be dismissed within forty-five (45) days after the filing or commencement thereof or an order of relief shall be entered with respect thereto;

                     (ff) a receiver, assignee, liquidator, sequestrator, custodian, monitor, administrator, trustee or similar officer for either of the Canadian Guarantors or for all or any substantial part of its property shall be appointed or a warrant of attachment, execution or similar process shall be issued against any part of the property of either of the Canadian Guarantors or any distress or analogous process is levied against any part of property of either of the Canadian Guarantors, which in any case constitutes a material portion of the property of the Loan Parties taken as a whole; or

                     (gg) an order shall have been entered by the Bankruptcy Court avoiding or requiring disgorgement by the Agent or any of the Lenders of any amounts received in respect of any of the Obligations.

         11.2 Remedies. Notwithstanding the provisions of Section 362 of the Bankruptcy Code and without order of or application or motion to the Bankruptcy
Court:

               (a) If a Default or Event of Default exists and is continuing, the Agent may, in its discretion, and shall (and, in either case, without limiting any other remedies available), at the direction of the Majority Lenders, do one or more of the following at any time or times and in any order during such continuance, upon three (3) days' written (including facsimile) notice to the Loan Parties, their counsel and the Creditors' Committee (and the Final Bankruptcy Court

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Order shall provide for the lifting of the automatic stay under Section 362 of the Bankruptcy Code with respect to any and all such actions) (provided that no such notice shall be required to restrict the amount of or refuse to make Loans or arrange for or provide Letters of Credit or Credit Support): (i) reduce the Maximum Revolver Amount, or the advance rates against the Net Amount of Eligible Major Credit Card Receivables, the Net Amount of Eligible Consumer Credit Card Receivables, Real Estate Availability and/or Eligible Inventory used in computing the Combined Availability, or reduce one or more of the other elements used in computing the Combined Availability; (ii) without limiting Section 10.3, restrict the amount of or refuse to make Revolving Loans; (iii) without limiting
Section 10.3, restrict or refuse to arrange for or provide Letters of Credit or Credit Support. If an Event of Default exists, the Agent shall, at the direction of the Majority Lenders, do one or more of the following, in addition to the actions described in the preceding sentence, at any time or times and in any order, without notice to or demand on any Loan Party: (A) terminate the Commitments and this Agreement; (B) declare any or all Obligations to be immediately due and payable; (C) set-off against any outstanding Obligations, amounts in the accounts of any Loan Party maintained by or with any Lender or any agent or bailee thereof and otherwise exercise any and all rights and remedies with respect to the Collateral; (D) demand cash collateral equal to 105% of the face amount of all outstanding Letters of Credit; and (E) pursue its other rights and remedies under the Loan Documents and applicable law.

            (b) Without limitation to the foregoing but subject to any applicable notice requirements set forth in Section 11.2(a), if an Event of Default exists and is continuing: (i) the Agent shall have for the benefit of the Agent and the Lenders, in addition to all other rights of the Agent and the Lenders, the rights and remedies of a secured party under the UCC, the PPSA, the Civil Code of Quebec and other applicable laws; (ii) the Agent may, at any time, take possession of the Collateral and keep it on the Loan Parties' premises, at no cost to the Agent or any Lender, or remove any part of it to such other place or places as the Agent may desire, or the Loan Parties shall, upon the Agent's demand, at the Loan Parties' cost, assemble the Collateral and make it available to the Agent at a place reasonably convenient to the Agent; (iii) the Agent may sell and deliver any Collateral at public or private sales, for cash, upon credit or otherwise, at such prices and upon such terms as the Agent deems advisable, in its sole discretion, and may, if the Agent deems it reasonable, postpone or adjourn any sale of the Collateral by an announcement at the time and place of sale or of such postponed or adjourned sale without giving a new notice of sale; and (iv) at the Agent's request, the Loan Parties will engage a liquidator to conduct a "going out of business" or similar sale on terms and conditions satisfactory to the Agent and the Majority Lenders and to file with the Bankruptcy Court motions for sale of leases. Without in any way requiring notice to be given in the following manner, the Loan Parties agree that any notice by the Agent of sale, disposition or other intended action hereunder or in connection herewith, whether required by the UCC, the PPSA, the Civil Code of Quebec or otherwise, shall constitute reasonable notice to the Loan Parties if such notice is mailed by registered or certified mail, return receipt requested, postage prepaid, or is delivered personally against receipt, at least 4 Business Days prior to such action to the Loan Parties' address specified in or pursuant to Section 15.8. If any Collateral is sold on terms other than payment in full at the time of sale, no credit shall be given against the Obligations until the Agent or the Lenders receive payment, and if the buyer defaults in payment, the Agent may resell the Collateral without further notice to the

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Loan Parties. In the event the Agent seeks to take possession of all or any portion of the Collateral by judicial process, the Loan Parties irrevocably waive: (a) the posting of any bond, surety or security with respect thereto which might otherwise be required; (b)any demand for possession prior to the commencement of any suit or action to recover the Collateral; and (c) any requirement that the Agent retain possession and not dispose of any Collateral until after trial or final judgment. The Loan Parties agree that the Agent has no obligation to preserve rights to the Collateral or marshal any Collateral for the benefit of any Person. The Agent is hereby granted a license or other right to use, without charge, the Loan Parties' labels, patents, copyrights, name, trade secrets, trade names, trademarks, and advertising matter, or any similar property, in completing production of, advertising or selling any Collateral, and the Loan Parties' rights under all licenses and all franchise agreements shall inure to the Agent's benefit for such purpose. The proceeds of sale shall be applied first to all expenses of sale, including attorneys' fees, and then to the Obligations in whatever order the Agent elects. The Agent will return any excess to the Borrowers and the Borrowers shall remain liable for any deficiency.

                (c) If an Event of Default occurs, the Loan Parties hereby waive, except to the extent expressly provided otherwise herein, all rights to notice and hearing prior to the exercise by the Agent of the Agent's rights to repossess the Collateral without judicial process or to replevy, attach or levy upon the Collateral without notice or hearing.

                                   ARTICLE 12

                              TERM AND TERMINATION

         12.1 Term and Termination. The term of this Agreement shall end on the Termination Date. The Agent upon direction from the Majority Lenders may terminate this Agreement without notice upon the occurrence and during the continuance of an Event of Default. Upon the effective date of termination of this Agreement for any reason whatsoever, all Obligations (including, without limitation, all unpaid principal, accrued interest and any early termination or prepayment fees or penalties) shall become immediately due and payable and the Borrowers shall immediately arrange for the cancellation and return of all Letters of Credit then outstanding (or cash collateralization thereof, on terms acceptable to the Agent, at 105% of the face amount of such Letters of Credit). Notwithstanding the termination of this Agreement, until all Obligations are indefeasibly paid and performed in full in cash, the Borrowers shall remain bound by the terms of this Agreement or under any other Loan Document and shall not be relieved of any of their Obligations hereunder, and the Agent and the Lenders shall retain all their rights and remedies hereunder (including, without limitation, the Agent's Liens (including, without limitation, the superpriority status thereof) in and all rights and remedies with respect to all then existing and after-arising Collateral).

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                                   ARTICLE 13

           AMENDMENTS; WAIVER; PARTICIPATIONS; ASSIGNMENTS; SUCCESSORS

     13.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Loan Party and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will not operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by the Borrowers of any provision of this Agreement. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

     13.2 Amendments and Waivers. (a) No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent with respect to any departure by any Borrower or other Loan Party therefrom, shall be effective unless the same shall be in writing and signed by the Majority Lenders (or by the Agent at the written request of the Majority Lenders) and the Borrowers or other Loan Parties party thereto and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such waiver, amendment, or consent shall, unless in writing and signed by all the Lenders and the Loan Parties and acknowledged by the Agent, do any of the following:

               (i)    increase or extend the Commitment of any Lender;

               (ii) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under any other Loan Document;

               (iii) reduce the principal of, or the rate of interest specified herein on any Loan, or any fees or other amounts payable hereunder or under any other Loan Document;

               (iv) change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans which is required for the Lenders or any of them to take any action hereunder;

               (v) increase any of the percentages set forth in the definition of Combined Availability or amend the definitions of Combined Availability, Eligible Inventory, Eligible Consumer Credit Card Receivables, Eligible Major Credit Card Receivables or Real Estate Availability in a manner which will increase the amount of Combined Availability from that in effect immediately prior to such amendment; provided that nothing herein shall limit or restrict the Agent's discretion as set forth in such definitions;

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               (vi)   amend this Section or any provision of the Agreement
providing for consent or other action by all Lenders;

               (vii) release any Guaranties of the Obligations or release Collateral other than as permitted by Section 14.12;

               (viii) change the definitions of "Majority Lenders" or "Required Lenders"; or

               (ix) extend the date of the Consumer Credit Card Account Line Expiration Date to a date later than 120 days after the Final Bankruptcy Court Order Date provided, however, the Agent may, in its sole discretion and notwithstanding the limitations contained in clause (v) above and any other terms of this Agreement, make Agent Advances in accordance with Section 2.2(i) and, provided further, that no amendment, waiver or consent shall, unless in writing and signed by the Agent, affect the rights or duties of the Agent under this Agreement or any other Loan Document and provided further, that Schedule 1.1(a) hereto may be amended from time to time by Agent alone to reflect assignments of Commitments in accordance herewith.

          (b) If any fees are paid to the Lenders as consideration for amendments, waivers or consents with respect to this Agreement, at the Agent's election, such fees may be paid only to those Lenders that agree to such amendments, waivers or consents within the time specified for submission thereof.

          (c) If, in connection with any proposed amendment, waiver or consent (a "Proposed Change"):

               (i) requiring the consent of all Lenders, the consent of Required Lenders is obtained, but the consent of other Lenders is not obtained (any such Lender whose consent is not obtained as described in this clause (i) and in clause (ii) below being referred to as a "Non-Consenting Lender"), or

               (ii) requiring the consent of Required Lenders, the consent of Majority Lenders is obtained,

then, so long as the Agent is not a Non-Consenting Lender, at the Borrower's request, the Agent or an Eligible Assignee shall have the right (but not the obligation) with the Agent's approval, to purchase from the Non-Consenting Lenders, and the Non-Consenting Lenders agree that they shall sell, all the Non-Consenting Lenders' Commitments for an amount equal to the principal balances thereof and all accrued interest and fees with respect thereto through the date of sale pursuant to Assignment and Acceptance Agreement(s), without premium or discount.

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     13.3  Assignments; Participations. (a) Any Lender may, with the written consent of the Agent (which consent shall not be unreasonably withheld) assign and delegate to one or more Eligible Assignees (provided that no consent of the Agent shall be required in connection with any assignment and delegation by a Lender to an Affiliate of such Lender) (each an "Assignee") all, or any ratable part of all, of the Loans, the Commitments and the other rights and obligations of such Lender hereunder, in a minimum amount of $10,000,000 and, if the remaining Commitment of such Lender would be less than $10,000,000, the entire amount of such Lender's Commitment; provided, however, that the Borrowers and the Agent may continue to deal solely and directly with such Lender in connection with the interest so assigned to an Assignee until (i) written notice of such assignment, together with payment instructions, addresses and related information with respect to the Assignee, shall have been given to the Borrowers and the Agent by such Lender and the Assignee; (ii) such Lender and its Assignee shall have delivered to the Borrowers and the Agent an Assignment and Acceptance in the form of Exhibit D ("Assignment and Acceptance") and (iii) the assignor Lender or Assignee has paid to the Agent a processing fee in the amount of $3,500.

           (b) From and after the date that the Agent notifies the assignor Lender that it has received a duly executed Assignment and Acceptance and payment of the above-referenced processing fee, (i) the Assignee thereunder shall be a party hereto and, to the extent that rights and obligations, including, but not limited to, the obligation to participate in Letters of Credit and Credit Support have been assigned to it pursuant to such Assignment and Acceptance, shall have the rights and obligations of a Lender under the Loan Documents, and (ii) the assignor Lender shall, to the extent that rights and obligations hereunder and under the other Loan Documents have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement and the other Loan Documents (and in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Lender's rights and obligations under this Agreement, such Lender shall cease to be a party hereto).

           (c) By executing and delivering an Assignment and Acceptance, the assigning Lender thereunder and the Assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (1) other than as provided in such Assignment and Acceptance, such assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other Loan Document furnished pursuant hereto or the attachment, perfection, or priority of any Lien granted by any Loan Party to the Agent or any Lender in the Collateral; (2) such assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their Obligations under this Agreement or any other Loan Document furnished pursuant hereto; (3) such Assignee confirms that it has received a copy of this Agreement, together with such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (4) such Assignee will, independently and without reliance upon the Agent, such assigning Lender or any other Lender, and based on such documents and information as it shall

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deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (5) such Assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Agent by the terms hereof, together with such powers, including discretionary rights and incidental power, as are reasonably incidental thereto; and (6) such Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Loan Documents are required to be performed by it as a Lender.

           (d) Immediately upon satisfaction of the requirements of Section 13.3(a) and each Assignee making its processing fee payment under the Assignment and Acceptance, this Agreement shall be deemed to be amended to the extent, but only to the extent, necessary to reflect the addition of the Assignee and the resulting adjustment of the Commitments arising therefrom. The Commitment allocated to each Assignee shall reduce such Commitments of the assigning Lender pro tanto.

           (e) Any Lender may, with the written consent of the Agent, at any time sell to one or more commercial banks, financial institutions, or other Persons not a Loan Party or an Affiliate of any Loan Party (a "Participant") participating interests in any Loans, the Commitment of that Lender and the other interests of that Lender (the "originating Lender") hereunder and under the other Loan Documents; provided, however, that (i) the originating Lender's obligations under this Agreement shall remain unchanged, (ii) the originating Lender shall remain solely responsible for the performance of such obligations,
(iii) the Borrowers and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents and (iv) no Lender shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any other Loan Document (except to the extent that such amendment, waiver or consent both directly affects the Participant and would (x) increase or extend the Commitment of the originating Lender, (y) postpone or delay any date fixed by this Agreement or any other Loan Document for any payment of principal, interest, fees or other amounts due to the originating Lender hereunder or under any other Loan Document or (z) reduce the principal of, or the rate of interest specified herein on, any Revolving Loan owing to the originating Lender or any fees or other amounts payable to the originating Lender hereunder or under any other Loan Document), and all amounts payable by any Borrower hereunder shall be determined as if such Lender had not sold such participation; except that, if amounts outstanding under this Agreement are due and unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall be deemed to have the right of set-off in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement.

           (f) Notwithstanding any other provision in this Agreement, any Lender may at any time create a security interest in, or pledge, all or any portion of its rights under and interest in this Agreement in favor of any Federal Reserve Bank in accordance with Regulation A of the

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Federal Reserve Bank or U.S. Treasury Regulation 31 CFR (S)203.14, and such
Federal Reserve Bank may enforce such pledge or security interest in any manner permitted under applicable law.

                                   ARTICLE 14

                                    THE AGENT

     14.1 Appointment and Authorization. Each Lender hereby designates and appoints Bank as its Agent under this Agreement and the other Loan Documents and each Lender hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and each other Loan Document and to exercise such powers and perform such duties as are expressly delegated to it by the terms of this Agreement or any other Loan Document, together with such powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this Article 14. The provisions of this
Article 14 are solely for the benefit of the Agent and the Lenders and the Borrowers shall have no rights as a third party beneficiary of any of the provisions contained herein. Notwithstanding any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent. Without limiting the generality of the foregoing sentence, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Except as expressly otherwise provided in this Agreement, the Agent shall have and may use its sole discretion with respect to exercising or refraining from exercising any discretionary rights or taking or refraining from taking any actions which the Agent is expressly entitled to take or assert under this Agreement and the other Loan Documents, including, without limitation, (a) the determination of the applicability of ineligibility criteria with respect to the calculation of the Combined Availability, (b) the making of Agent Advances pursuant to Section 2.2(i), and (c) the exercise of remedies pursuant to Section 11.2, and any action so taken or not taken shall be deemed consented to by the Lenders.

     14.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement or any other Loan Document by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agent or attorney-in-fact that it selects as long as such selection was made without gross negligence or willful misconduct.

     14.3 Liability of Agent. None of the Agent-Related Persons shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Lenders for

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any recital, statement, representation or warranty made by any Loan Party, or any officer thereof, contained in this Agreement or in any other Loan Document, or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or for any failure of any Loan Party or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

     14.4 Reliance by Agent. (a) The Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Loan Parties), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Majority Lenders as it deems appropriate and, if it so requests, it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Majority Lenders (or all Lenders if so required by Section 13.2) and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Lenders.

           (b) For purposes of determining compliance with the conditions specified in Section 10.1, each Lender that has executed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter either sent by the Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to the Lender.

     14.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default, unless the Agent shall have received written notice from a Lender or any Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default." The Agent will notify the Lenders of its receipt of any such notice. The Agent shall take such action with respect to such Default or Event of Default as may be requested by the Majority Lenders in accordance with Section 11; provided, however, that unless and until the Agent has received any such request, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable.

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     14.6  Credit Decision. Each Lender acknowledges that none of the
Agent-Related Persons has made any representation or warranty to it, and that no act by the Agent hereinafter taken, including any review of the affairs of the Loan Parties, shall be deemed to constitute any representation or warranty by any Agent-Related Person to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon any Agent-Related Person and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties, and all applicable bank regulatory laws relating to the transactions contemplated hereby, and made its own decision to enter into this Agreement and to extend credit to the Borrowers. Each Lender also represents that it will, independently and without reliance upon any Agent-Related Person and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigations as it deems necessary to inform itself as to the business, prospects, operations, property, financial and other condition and creditworthiness of the Loan Parties. Except for notices, reports and other documents expressly herein required to be furnished to the Lenders by the Agent, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of the Loan Parties which may come into the possession of any of the Agent-Related Persons.

     14.7 Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand the Agent-Related Persons (to the extent not reimbursed by or on behalf of the Borrowers or any other Loan Party and without limiting the obligation of the Borrowers and any other Loan Parties to do so), in accordance with their Pro Rata Shares, from and against any and all Indemnified Liabilities as such term is defined in Section 15.11; provided, however, that no Lender shall be liable for the payment to the Agent-Related Persons of any portion of such Indemnified Liabilities resulting solely from such Person's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender shall reimburse the Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that the Agent is not reimbursed for such expenses by or on behalf of the Borrowers or any other Loan Parties. The undertaking in this Section shall survive the payment of all Obligations hereunder and the resignation or replacement of the Agent.

     14.8 Agent in Individual Capacity. The Bank and its Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire equity interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with any of the Loan Parties and its Affiliates as though the Bank were not the Agent hereunder and without notice to or consent of the Lenders. The Bank or its Affiliates may receive information regarding the Loan Parties (including information that may be subject to

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confidentiality obligations in favor of the Loan Parties) and the Lenders acknowledge that the Agent and the Bank shall be under no obligation to provide such information to them. With respect to its Loans, the Bank shall have the same rights and powers under this Agreement as any other Lender and may exercise the same as though it were not the Agent, and the terms "Lender" and "Lenders" include the Bank in its individual capacity.

     14.9 Successor Agent. The Agent may resign as Agent upon at least 30 days' notice to the Lenders and the Borrowers. If the Agent resigns under this Agreement, the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders reasonably satisfactory to the Borrowers. If no successor agent is appointed prior to the effective date of the resignation of the Agent, the Agent may appoint, after consulting with the Lenders and the Borrowers, a successor agent from among the Lenders. Upon the acceptance of its appointment as successor agent hereunder, such successor agent shall succeed to all the rights, powers and duties of the retiring Agent and the term "Agent" shall mean such successor agent and the retiring Agent's appointment, powers and duties as Agent shall be terminated. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 14 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement. If no successor agent has accepted appointment as Agent by the date which is thirty (30) days following a retiring Agent's notice of resignation, the retiring Agent's resignation shall nevertheless thereupon become effective and the Lenders shall perform all of the duties of the Agent hereunder until such time, if any, as the Majority Lenders appoint a successor agent as provided for above.

     14.10 Withholding Tax.

           (a) Each Lender that is not a "United States person," within the meaning of the Internal Revenue Code, shall, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender and on the date of the Assignment and Acceptance pursuant to which it becomes a Lender in the case of each Assignee, and from time to time thereafter as reasonably requested in writing by the Borrowers (but only so long thereafter as such Lender or Assignee remains lawfully able to do so), provide each of the Agent and the Borrowers with two original Internal Revenue Service Forms W-8BEN or W-8ECI or a certification in writing to the Agent and the Borrowers that it is not (i) a "bank" (as defined in Section 881(c)(3)(A) of the Internal Revenue
Code), (ii) a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Internal Revenue Code) of any Borrower or (iii) a controlled foreign corporation related to any Borrower (within the meaning of Section 864(d)(4) of the Internal Revenue Code), along with an Internal Revenue Service Form W-8BEN, as appropriate, or any successor or other form prescribed by the Internal Revenue Service, certifying that such Lender or Assignee is exempt from or entitled to a reduced rate of United States withholding tax on payments pursuant to this Agreement or the Notes or any other Loan Document or, in the case of a Lender or Assignee that has certified that it is not a "bank" as described above, certifying that such Lender or Assignee is a foreign corporation, partnership, estate or trust. If the forms provided by a Lender or Assignee at the time such Lender or Assignee first becomes a party to this Agreement indicate a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from

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Indemnified Taxes unless and until such Lender or Assignee provides the appropriate forms certifying that a lesser rate applies, whereupon withholding tax at such lesser rate only shall be considered excluded from Indemnified Taxes for periods governed by such forms; provided, however, that if, at the effective date of the Assignment and Acceptance pursuant to which an Assignee becomes a party to this Agreement, the assignor Lender was entitled to payments under
Section 5.1 in respect of United States withholding tax with respect to interest paid at such date, then, to such extent, the term Indemnified Taxes shall include (in addition to withholding taxes that may be imposed in the future or other amounts otherwise includable in Indemnified Taxes) United States withholding tax, if any, applicable with respect to the Assignee on such date. If any form or document referred in this subsection (a) requires the disclosure of information, other than information necessary to compute the tax payable and information required on the date hereof by Internal Revenue Service Form W-8BEN or W-8ECI or the related certificate described above, that the applicable Lender or Assignee reasonably considers to be confidential, such Lender or Assignee shall give notice thereof to the Borrowers and shall not be obligated to include in such form or document such confidential information.

          (b) For any period with respect to which a Lender or Assignee has failed to provide the Borrowers and the Agent with the appropriate form, certificate or other document described in subsection (a) above (other than if such failure is due to a change in law, or in the interpretation or application thereof, occurring after the date on which a form, certificate or other document originally was required to be provided or if such form, certificate or other document otherwise is not required under subsection (a) above), such Lender or Assignee shall not be entitled to additional amounts or indemnification under
Section 5.1 with respect to Indemnified Taxes imposed by the United States by reason of such failure; provided, however, that should a Lender or Assignee become subject to Indemnified Taxes because of its failure to deliver a form, certificate or other document required hereunder, the Borrowers shall take steps as such Lender of Assignee shall reasonably request to assist such Lender or Assignee to recover such Indemnified Taxes.

          (c) If any Lender determines, as a result of any change after the date hereof in applicable law, regulation or treaty, or in any official application or interpretation thereof, that it is unable to submit to the Borrowers and the Agent any form or certificate that such Lender is obligated to submit pursuant to Section 14.10(a) or that such Lender is required to withdraw or cancel any such form or certificate previously submitted or any such form or certificate otherwise becomes ineffective or inaccurate, such Lender shall promptly notify the Borrowers and the Agent of such fact and the Lender shall to that extent not be obligated to provide any such form or certificate and will be entitled to withdraw or cancel any affected form or certificate, as applicable.

          (d) If the IRS or any other Governmental Authority of the United States of America or other jurisdiction asserts a claim that the Agent did not properly withhold tax from amounts paid to or for the account of any Lender (because the appropriate form was not delivered, was not properly executed, or because such Lender failed to notify the Agent of a change in circumstances which rendered the exemption from, or reduction of, withholding tax ineffective, or for any other reason) such Lender shall indemnify the Agent fully for all amounts

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paid, directly or indirectly, by the Agent as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on the amounts payable to the Agent under this Section 14.10, together with all costs and expenses (including Attorney Costs). The obligation of the Lenders under this subsection shall survive the payment of all Obligations and the resignation or replacement of the Agent.

     14.11  Reserved.

     14.12 Collateral Matters. (a) The Lenders hereby irrevocably authorize the Agent, at its option and in its sole discretion, to release any Agent's Lien upon any Collateral (i) upon the termination of the Commitments and payment and satisfaction in full by the Borrowers of all Loans and reimbursement obligations in respect of Letters of Credit and Credit Support, and the termination of all outstanding Letters of Credit (whether or not any of such Obligations are due) and payment of all other obligations; (ii) constituting property being sold or disposed of if the Borrowers certify to the Agent that the sale or disposition is made in compliance with Section 9.9 (and the Agent may rely conclusively on any such certificate, without further inquiry); (iii) constituting property in which the Loan Parties owned no interest at the time the Lien was granted or at any time thereafter; or (iv) constituting property leased to any Loan Party under a lease which has expired or been terminated in a transaction permitted under this Agreement. Except as provided above, the Agent will not release any of the Agent's Liens without the prior written authorization of the Lenders; provided that the Agent may, in its discretion and without the prior written authorization of the Lenders, release the Agent's Liens on (x) Accounts, Inventory and other Collateral in which the Agent has a first priority Lien valued in the aggregate not in excess of $5,000,000 and (y) Collateral in which the Agent does not have a first priority Lien without limitation as to amount if the holder of the prior Lien therein releases its Lien in such Collateral and receives any proceeds from the sale or other disposition of such Collateral. Upon request by the Agent or any Loan Party at any time, the Lenders will confirm in writing the Agent's authority to release any Agent's Liens upon particular types or items of Collateral pursuant to this Section 14.12.

            (b) Upon receipt by the Agent of any authorization required pursuant to Section 14.12(a) from the Lenders of the Agent's authority to release any Agent's Liens upon particular types or items of Collateral, and upon at least 5 Business Days' prior written request by the Borrowers, the Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Agent's Liens upon such Collateral; provided, however, that (i) the Agent shall not be required to execute any such document on terms which, in the Agent's opinion, would expose the Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of any Loan Party in respect of) all interests retained by any Loan Party, including (without limitation) the proceeds of any sale, all of which shall continue to constitute part of the Collateral.

            (c) The Agent shall have no obligation whatsoever to any of the Lenders to assure that the Collateral exists or is owned by any of the Loan Parties or is cared for, protected

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or insured or has been encumbered, or that the Agent's Liens have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to the Agent pursuant to any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, the Agent may act in any manner it may deem appropriate, in its sole discretion given the Agent's own interest in the Collateral in its capacity as one of the Lenders and that the Agent shall have no other duty or liability whatsoever to any Lender as to any of the foregoing.

     14.13 Restrictions on Actions by Lenders; Sharing of Payments. (a) Each of the Lenders agrees that it shall not, without the express consent of all Lenders, and that it shall, to the extent it is lawfully entitled to do so, upon the request of all Lenders, set off against the Obligations, any amounts owing by such Lender to any of the Loan Parties or any accounts of any of the Loan Parties now or hereafter maintained with such Lender. Each of the Lenders further agrees that it shall not, unless specifically requested to do so by the Agent, take or cause to be taken any action to enforce its rights under this Agreement or against any of the Loan Parties, including, without limitation, the commencement of any legal or equitable proceedings, to foreclose any Lien on, or otherwise enforce any security interest in, any of the Collateral.

            (b) If at any time or times any Lender shall receive (i) by payment, foreclosure, setoff or otherwise, any proceeds of Collateral or any payments with respect to the Obligations of any Loan Party to such Lender arising under, or relating to, this Agreement or the other Loan Documents, except for any such proceeds or payments received by such Lender from the Agent pursuant to the terms of this Agreement, or (ii) payments from the Agent in excess of such Lender's ratable portion of all such distributions by the Agent, such Lender shall promptly (1) turn the same over to the Agent, in kind, and with such endorsements as may be required to negotiate the same to the Agent, or in same day funds, as applicable, for the account of all of the Lenders and for application to the Obligations in accordance with the applicable provisions of this Agreement, or (2) purchase, without recourse or warranty, an undivided interest and participation in the Obligations owed to the other Lenders so that such excess payment received shall be applied ratably as among the Lenders in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases of participations shall be rescinded in whole or in part, as applicable, and the applicable portion of the purchase price paid therefor shall be returned to such purchasing party, but without interest except to the extent that such purchasing party is required to pay interest in connection with the recovery of the excess payment.

     14.14 Agency for Perfection. Each Lender hereby appoints each other Lender as agent for the purpose of perfecting the Lenders' security interest in assets which, in accordance with Article 9 of the UCC can be perfected only by possession. Should any Lender (other than the Agent) obtain possession of any such Collateral, such Lender shall notify the Agent thereof, and, promptly upon the Agent's request therefor shall deliver such Collateral to the Agent or in accordance with the Agent's instructions.

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     14.15 Payments by Agent to Lenders. All payments to be made by the Agent to the Lenders shall be made by bank wire transfer or internal transfer of immediately available funds to each Lender pursuant to wire transfer instructions delivered in writing to the Agent on or prior to the Closing Date (or if such Lender is an Assignee, on the applicable Assignment and Acceptance) or pursuant to such other wire transfer instructions as each party may designate for itself by written notice to the Agent. Concurrently with each such payment, the Agent shall identify whether such payment (or any portion thereof) represents principal, premium or interest on the Revolving Loans, or otherwise.

     14.16 Concerning the Collateral and the Related Loan Documents. Each Lender authorizes and directs the Agent to enter into this Agreement and the other Loan Documents relating to the Collateral, for the ratable benefit of the Agent and the Lenders. Each Lender agrees that any action taken by the Agent, Majority Lenders, Required Lenders or all Lenders, as applicable, in accordance with the terms of this Agreement or the other Loan Documents relating to the Collateral, and the exercise by the Agent, the Majority Lenders, the Required Lenders or all Lenders, as applicable, of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders. The Lenders acknowledge that the Revolving Loans, Agent Advances, Bank Loans, Hedge Agreements, Bank Products and all interest, fees and expenses hereunder constitute one Debt, secured pari passu by all of the Collateral.

     14.17 Field Audit and Examination Reports; Disclaimer by Lenders. By signing this Agreement, each Lender:

               (a) is deemed to have requested that the Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report (each a "Report" and collectively, "Reports") prepared by or on behalf of the Agent;

               (b) expressly agrees and acknowledges that neither the Bank nor the Agent (i) makes any representation or warranty as to the accuracy of any Report, or (ii) shall be liable for any information contained in any Report;

               (c) expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that the Agent or the Bank or other party performing any audit or examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties' books and records, as well as on representations of the Loan Parties' personnel;

               (d) agrees to keep all Reports confidential and strictly for its internal use, and not to distribute except to its participants, or use any Report in any other manner; and

               (e) without limiting the generality of any other indemnification provision contained in this Agreement, agrees: (i) to hold the Agent and any such other Lender preparing a Report harmless from any action the indemnifying Lender may take or

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     conclusion the indemnifying Lender may reach or draw from any Report in connection with any loans or other credit accommodations that the indemnifying Lender has made or may make to any Borrower, or the indemnifying Lender's participation in, or the indemnifying Lender's purchase of, a loan or loans of any Borrower; and (ii) to pay and protect, and indemnify, defend and hold the Agent and any such other Lender preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses and other amounts (including, without limitation Attorney Costs) incurred by the Agent and any such other Lender preparing a Report as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.

     14.18 Relation Among Lenders. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Agent) authorized to act for, any other Lender.

     14.19 The Arranger and Co-Agents, Etc. Neither the Arranger nor any co-agent, co-arranger, syndication agent or documentation agent in its capacity as such shall not have any right, power, obligation, liability, responsibility or duty under this Agreement.

                                   ARTICLE 15

                                  MISCELLANEOUS

     15.1 No Waivers; Cumulative Remedies. No failure by the Agent or any Lender to exercise any right, remedy, or option under this Agreement or any present or future supplement thereto, or in any other agreement between or among any Loan Party and the Agent and/or any Lender, or delay by the Agent or any Lender in exercising the same, will operate as a waiver thereof. No waiver by the Agent or any Lender will be effective unless it is in writing, and then only to the extent specifically stated. No waiver by the Agent or the Lenders on any occasion shall affect or diminish the Agent's and each Lender's rights thereafter to require strict performance by any of the Loan Parties of any provision of this Agreement. The Agent and the Lenders may proceed directly to collect the Obligations without any prior recourse to the Collateral. The Agent's and each Lender's rights under this Agreement will be cumulative and not exclusive of any other right or remedy which the Agent or any Lender may have.

     15.2 Severability. The illegality or unenforceability of any provision of this Agreement or any other Loan Document or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement, any other Loan Document or any instrument or agreement required hereunder.

     15.3 Governing Law; Choice of Forum; Service of Process. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF LAWS PROVISIONS PROVIDED THAT PERFECTION ISSUES

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WITH RESPECT TO ARTICLE 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR
CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF NEW YORK; PROVIDED THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

          (b) EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH LOAN PARTY, THE AGENT AND THE LENDERS CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY COURT, EACH LOAN PARTY, THE AGENT AND THE LENDERS IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR ANY DOCUMENT RELATED HERETO. NOTWITHSTANDING THE FOREGOING AND EXCEPT FOR MATTERS WITHIN THE EXCLUSIVE JURISDICTION OF THE BANKRUPTCY
COURT: (1) THE AGENT AND THE LENDERS SHALL HAVE THE RIGHT TO BRING ANY ACTION OR PROCEEDING AGAINST ANY BORROWER OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION THE AGENT OR THE LENDERS DEEM NECESSARY OR APPROPRIATE IN ORDER TO REALIZE ON THE COLLATERAL OR OTHER SECURITY FOR THE OBLIGATIONS AND (2) EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT ANY APPEALS FROM THE COURTS DESCRIBED IN THE IMMEDIATELY PRECEDING SENTENCE MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE THOSE JURISDICTIONS.

          (c) EACH LOAN PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL (RETURN RECEIPT REQUESTED) DIRECTED TO SUCH BORROWER AT ITS ADDRESS SET FORTH IN SECTION 15.8 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED FOUR (4) DAYS AFTER THE SAME SHALL HAVE BEEN SO DEPOSITED IN THE U.S. MAILS. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF AGENT OR THE LENDERS TO SERVE LEGAL PROCESS BY ANY OTHER MANNER PERMITTED BY LAW.

     15.4 WAIVER OF JURY TRIAL. EACH LOAN PARTY, THE LENDERS AND THE AGENT EACH IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE

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PARTIES AGAINST ANY OTHER PARTY OR ANY AGENT-RELATED PERSON, PARTICIPANT OR
ASSIGNEE, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. EACH LOAN PARTY, THE LENDERS AND THE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

     15.5 Survival of Representations and Warranties. All of the Borrowers' representations and warranties contained in this Agreement shall survive the execution, delivery, and acceptance thereof by the parties, notwithstanding any investigation by the Agent or the Lenders or their respective agents.

     15.6 Other Security and Guaranties. The Agent, may, without notice or demand and without affecting any Loan Party's obligations hereunder or under any other Loan Document, from time to time: (a) take from any Person and hold collateral (other than the Collateral) for the payment of all or any part of the Obligations and exchange, enforce or release such collateral or any part thereof; and (b) accept and hold any endorsement or guaranty of payment of all or any part of the Obligations and release or substitute any such endorser or guarantor, or any Person who has given any Lien in any other collateral as security for the payment of all or any part of the Obligations, or any other Person in any way obligated to pay all or any part of the Obligations.

     15.7 Fees and Expenses. Each Borrower agrees, jointly and severally, to pay to the Agent, for its benefit, on demand, all costs and expenses that Agent pays or incurs in connection with the negotiation, preparation, syndication, consummation, administration, enforcement, and termination of this Agreement and any of the other Loan Documents and each Borrower agrees to pay to each Lender all reasonable costs and expenses that such Lender pays or incurs in connection with the enforcement of this Agreement and the other Loan Documents, including, in each case, without limitation: (a) Attorney Costs; (b) costs and expenses (including attorneys' and paralegals' fees and disbursements) for any amendment, supplement, waiver, consent, or subsequent closing in connection with the Loan Documents and the transactions contemplated thereby; (c) costs and expenses of lien and title searches and title insurance; (d) taxes, fees and other charges for recording mortgages, filing financing statements and continuations, and other actions to perfect, protect, and continue the Agent's Liens (including costs and expenses paid or incurred by the Agent in connection with the consummation of Agreement); (e) sums paid or incurred to pay any amount or take any action required of any Borrower or other Loan Party under the Loan Documents that such Borrower or other Loan Party fails to pay or take; (f) costs of appraisals, inspections, and verifications of the Collateral, including, without limitation, travel, lodging, and meals for inspections of the Collateral and the Loan Parties' operations by the Agent

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plus the Agent's then customary charge for field examinations and audits and the preparation of reports thereof (such charge is currently $750 per day (or portion thereof) for each Person retained or employed by the Agent with respect to each field examination or audit); (g) costs and expenses of forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining Payment Accounts and lock boxes; and (h) costs and expenses of preserving and protecting the Collateral. In addition, each Borrower agrees, jointly and severally, to pay costs and expenses incurred by the Agent
(including Attorneys' Costs) to the Agent, for its benefit, on demand, and to the other Lenders for their benefit, on demand, and all reasonable fees, expenses and disbursements incurred by such other Lenders for one law firm retained by such other Lenders, in each case, paid or incurred to obtain payment of the Obligations, enforce the Agent's Liens, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to defend any claims made or threatened against the Agent or any Lender arising out of the transactions contemplated hereby (including without limitation, preparations for and consultations concerning any such matters). Without limiting the foregoing, the Borrowers shall also pay on demand, jointly and severally, directly or at the option of the Agent through direct charges to the outstanding balance of the Loan all reasonable costs and expenses incurred by the Agent or any Lender in connection with any litigation, contest, dispute, suit or proceeding relating to this Agreement or any other Loan Document. The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by any Borrower. All of the foregoing costs and expenses shall be charged to the Borrowers' Loan Account as Revolving Loans as described in Section 4.4.

     15.8 Notices. Except as otherwise provided herein, all notices, demands and requests that any party is required or elects to give to any other shall be in writing, or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, but not limited to, delivery by overnight mail and courier service, (b) four (4) days after it shall have been mailed by United States mail, first class, certified or registered, with postage prepaid, or (c) in the case of notice by such a telecommunications device, when properly transmitted, in each case addressed to the party to be notified as follows:

if to the Agent or to the Bank:

           Bank of America, N.A.
           335 Madison Avenue
           New York, New York 10017
           Attention: Business Credit - Account Executive
           Telecopy No. (212) 503-7350

           with copies to:

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           Bank of America, N.A.
           335 Madison Avenue
           New York, New York 10017
           Attention: Legal Department
           Telecopy No. (212) 503-7350


           and:

           Kaye Scholer LLP
           425 Park Avenue
           New York, New York 10017
           Attention: Albert M. Fenster, Esq.
           Telecopy No. (212) 836-7151

if to any Loan Party:

           c/o Spiegel, Inc
           3500 Lacey Road
           Downers Grove, IL 60515
           Attention: Robert Sorensen
           Telecopy No. (413) 702-3573

or to such other address as each party may designate for itself by like notice. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall not adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     15.9 Waiver of Notices. Unless otherwise expressly provided herein, each Loan Party waives presentment, protest and notice of demand or dishonor and protest as to any instrument, notice of intent to accelerate the Obligations and notice of acceleration of the Obligations, as well as any and all other notices to which it might otherwise be entitled. No notice to or demand on any Loan Party which the Agent or any Lender may elect to give shall entitle such Loan Party to any or further notice or demand in the same, similar or other circumstances.

     15.10 Binding Effect. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective representatives, successors, and assigns of the parties hereto; provided, however, that no interest herein may be assigned by any Borrower without prior written consent of the Agent and each Lender. The rights and benefits of the Agent and the Lenders hereunder shall, if such Persons so agree, inure to any party acquiring any interest in the Obligations or any part thereof.

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     15.11 Indemnity of the Agent and the Lenders by the Loan Parties. (a) Each
Loan Party agrees, jointly and severally, to defend, indemnify and hold the Agent-Related Persons, and each Lender and each of its respective officers, directors, employees, counsel, representatives, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses and disbursements (including Attorney Costs) of any kind or nature whatsoever which may at any time (including at any time following repayment of the Loans and the termination, resignation or replacement of the Agent or replacement of any Lender) be imposed on, incurred by or asserted against any such Person in any way relating to or arising out of this Agreement or any document contemplated by or referred to herein, or the transactions contemplated hereby, or any action taken or omitted by any such Person under or in connection with any of the foregoing, including with respect to any investigation, litigation or proceeding (including the Cases or any appellate proceeding) related to or arising out of this Agreement, any other Loan Document, or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that the Loan Parties shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities resulting solely from the willful misconduct of such Indemnified Person. The agreements in this Section shall survive payment of all other Obligations.

           (b) Each Loan Party, jointly and severally, hereby indemnifies, defends and holds harmless the Indemnified Persons from any loss or liability directly or indirectly arising out of the use, generation, manufacture, production, storage, release, threatened release, discharge, disposal or presence of a hazardous substance. This indemnity will apply whether the hazardous substance is on, under or about any of such Loan Party's property or operations or property leased to such Loan Party or property to which such Loan Party has sent any hazardous substance. The indemnity includes but is not limited to Attorneys' Costs. The indemnity extends to the Agent-Related Persons, and each Lender, its parent, subsidiaries and all of their directors, officers, employees, agents, successors, attorneys and assigns. "Hazardous Substances" means any substance, material or waste that is or becomes designated or regulated as "toxic," "hazardous," "pollutant," or "contaminant" or a similar designation or regulation under any federal, state or local law (whether under a common law, statute, regulation or otherwise) or judicial or administrative interpretation of such, including without limitation petroleum or natural gas. This indemnity will survive termination of the Agreement and the repayment of all other Obligations.

     15.12 Limitation of Liability. NO CLAIM MAY BE MADE BY ANY LOAN PARTY, ANY LENDER OR OTHER PERSON AGAINST THE AGENT, ANY LENDER, OR THE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, COUNSEL, REPRESENTATIVES, AGENTS, ADVISORS OR ATTORNEYS-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL OR PUNITIVE DAMAGES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH LOAN PARTY AND EACH LENDER HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY

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CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR
SUSPECTED TO EXIST IN ITS FAVOR.

     15.13 Final Agreement. This Agreement and the other Loan Documents are intended by the Loan Parties, the Agent and the Lenders to be the final, complete, and exclusive expression of the agreement among them. Upon execution and except to the extent the Bankruptcy Court orders otherwise, this Agreement supersedes any and all prior oral or written agreements relating to the subject matter hereof except for the Fee Letter. No modification, rescission, waiver, release, or amendment of any provision of this Agreement or any other Loan Document shall be made, except in accordance with the terms of this Agreement or any other Loan Document. All borrowings made and letters of credit issued under the Interim Agreement shall, upon execution hereof, be deemed Borrowings hereunder or Letters of Credit issued hereunder, and all terms and conditions hereof shall apply to such borrowings and letters of credit, and to the parties hereto with respect to such borrowings and letters of credit.

     15.14 Counterparts. This Agreement may be executed in any number of counterparts, and by the Agent, each Lender and each of the Loan Parties in separate counterparts, each of which shall be an original, but all of which shall together constitute one and the same agreement.

     15.15 Captions. The captions contained in this Agreement are for convenience of reference only, are without substantive meaning and should not be construed to modify, enlarge, or restrict any provision.

     15.16 Right of Setoff. In addition to any rights and remedies of the Lenders provided by law, if an Event of Default exists or the Loans have been accelerated, each Lender is authorized at any time and from time to time, without prior notice to any Loan Party, any such notice being waived by each Loan Party to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other indebtedness at any time owing by, such Lender or any Affiliate of such Lender to or for the credit or the account of any Loan Party against any and all Obligations owing to such Lender, now or hereafter existing, irrespective of whether or not the Agent or such Lender shall have made demand under this Agreement or any Loan Document and although such Obligations may be contingent or unmatured. Each Lender agrees promptly to notify the Authorized Representative and the Agent after any such set-off and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. NOTWITHSTANDING THE FOREGOING, NO LENDER SHALL EXERCISE ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF ANY LOAN PARTY HELD OR MAINTAINED BY SUCH LENDER WITHOUT THE PRIOR WRITTEN UNANIMOUS CONSENT OF THE LENDERS.

     15.17 Joint and Several Liability. The Borrowers shall be liable for all amounts due to the Agent and/or any Lender under this Agreement, regardless of which Borrower actually receives Loans or other extensions of credit hereunder (including the issuance of Letters of Credit for the account of such Borrowers) or the amount of such Loans received or Letters of Credit

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issued or the manner in which the Agent and/or such Lender accounts for such
Loans or other extensions of credit on its books and records. Each Borrower's Obligations with respect to Loans made to it and Letters of Credit issued for its account, and each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder, with respect to Loans made to the other Borrowers and Letters of Credit issued for the account of such other Borrowers hereunder, shall be separate and distinct Obligations, but all such Obligations shall be primary Obligations of each Borrower.

          Each Borrower's Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to the other Borrowers hereunder (including the issuance of Letters of Credit for the account of such Borrowers) shall, to the fullest extent permitted by law, be unconditional irrespective of (i) the validity or enforceability, avoidance or subordination of the Obligations of any or all of the other Borrowers or of any promissory note or other document evidencing all or any part of the Obligations of any or all other Borrowers,
(ii) the absence of any attempt to collect the Obligations from any or all of the other Borrowers, any Guarantor, or any other security therefor, or the absence of any other action to enforce the same, (iii) the waiver, consent, extension, forbearance or granting of any indulgence by the Agent and/or any Lender with respect to any provision of any instrument evidencing the Obligations of any or all of the other Borrowers, or any part thereof, or any other agreement now or hereafter executed by any or all of the other Borrowers and delivered to the Agent and/or any Lender, (iv) the failure by the Agent and/or any Lender to take any steps to perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Obligations of any or all of the other Borrowers, (v) the Agent's and/or any Lender's election, in any proceeding instituted under the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, (vi) any borrowing or grant of a security interest by any or all of the other Borrowers, as debtors-in-possession under Section 364 of the Bankruptcy Code, or (vii) any other circumstances which might constitute a legal or equitable discharge or defense of a Guarantor or of any or all of the other Borrowers. With respect to the Borrowers' Obligations arising as a result of the joint and several liability of the Borrowers hereunder with respect to Loans or other extensions of credit made to or for the account of any or all other Borrowers hereunder (including the issuance of Letters of Credit for the account of a Borrower), each Borrower waives, until the Obligations shall have been paid in full and this Agreement shall have been terminated, any right to enforce any right of subrogation or any remedy which the Agent and/or any Lender now has or may hereafter have against any other Borrower, any endorser or any guarantor of all or any part of the Obligations, and any benefit of, and any right to participate in, any security or collateral given to the Agent and/or any Lender to secure payment of the Obligations or any other liability of any Borrower to the Agent and/or any Lender.

          Upon any Event of Default (but subject to any applicable notice requirements set forth in Section 11.2(a)), the Agent may proceed directly and at once, without notice, against any Borrower to collect and recover the full amount, or any portion of the Obligations, without first proceeding against any other Borrower, any Guarantor or any other Person, or against any security or collateral for the Obligations. Each Borrower consents and agrees that the Agent shall

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be under no obligation to marshal any assets in favor of any Borrower or other
Loan Party or against or in payment of any or all of the Obligations.

           Each Loan Party hereby irrevocably designates and appoints Spiegel as the "Authorized Representative" under this Agreement to deliver and receive all notices and written notices on behalf of such Loan Party and to receive on behalf of such Loan Party and distribute all distributions of the Loan Parties in accordance with the respective interests of the Loan Parties. Each Loan Party hereby unconditionally releases the Agent, the Bank, the Lenders and any of their Affiliates with respect to any claims, obligations or duties that such Persons may otherwise have been deemed to possess absent the designation and appointment set forth in the preceding sentence.

     15.18 Confidentiality.

           (a) Each Loan Party hereby consent that the Agent and each Lender may issue and disseminate to the public general information describing the credit accommodations entered into pursuant to this Agreement, including the name and address of such Loan Party and a general description of such Loan Party's business and may use such Loan Party's name in advertising and other promotional material.

           (b) Each Lender severally agrees to take normal and reasonable precautions and exercise due care to maintain the confidentiality of all information identified as "confidential" or "secret" by any of the Loan Parties and provided to the Agent or such Lender by or on behalf of such Loan Party, under this Agreement or any other Loan Document, except to the extent that such information (i) was or becomes generally available to the public other than as a result of disclosure by the Agent or such Lender, or (ii) was or becomes available on a nonconfidential basis from a source other than such Loan Party, provided that such source is not bound by a confidentiality agreement with such Loan Party known to the Agent or such Lender; provided, however, that the Agent and any Lender may disclose such information (1) at the request or pursuant to any requirement of any Governmental Authority to which the Agent or such Lender is subject or in connection with an examination of the Agent or such Lender by any such Governmental Authority; (2) pursuant to subpoena or other court process; (3) when required to do so in accordance with the provisions of any applicable Requirement of Law; (4) to the extent reasonably required in connection with any litigation or proceeding (including, but not limited to, any bankruptcy proceeding) to which the Agent, any Lender or their respective Affiliates may be party; (5) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other Loan Document; (6) to the Agent's or such Lender's independent auditors, accountants, attorneys and other professional advisors; (7) to any prospective Participant or Assignee under any Assignment and Acceptance, actual or potential, provided that such prospective Participant or Assignee agrees to keep such information confidential to the same extent required of the Agent and the Lenders hereunder; (8) as expressly permitted under the terms of any other document or agreement regarding confidentiality to which such Loan Party is party or is deemed party with the Agent or such Lender, and (9) to its Affiliates.

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           (c)   Notwithstanding anything to the contrary in this Agreement or the Other Loan Documents, each of the parties, its subsidiaries and their respective representatives, affiliates, employees, officers, directors or other agents are hereby authorized to disclose to any and all persons, without limitation of any kind the tax treatment and tax structure of the transactions contemplated hereunder (and any transactions related thereto), to the extent required to comply with any present or future laws, rules or regulations.

     15.19 Conflicts with Other Loan Documents. Unless otherwise expressly provided in this Agreement (or in another Loan Document by specific reference to the applicable provision contained in this Agreement), if any provision contained in this Agreement conflicts with any provision of any other Loan Document, the provision contained in this Agreement shall govern and control (other than the Canadian Guarantees, in which case the Canadian Guarantees shall govern).

     15.20 Appraisals. (a) The Agent may engage an appraiser to conduct and deliver an Inventory Appraisal of the Inventory of each Borrower and Eddie Bauer Canada once each year (with quarterly updates thereof), each such Inventory Appraisal (and quarterly update) to be in form, scope and substance satisfactory to the Agent.

           (b) Prior to the Final Bankruptcy Court Order, the Agent may engage an appraiser to conduct and deliver a Real Estate Appraisal of the owned Real Estate of each Borrower (with quarterly updates thereof), each such Real Estate Appraisal (and quarterly update) to be in form, scope and substance satisfactory to the Agent.

           (c) The Agent may engage an appraiser to conduct and deliver an Accounts Appraisal of the Consumer Credit Card Receivables of each Borrower (x) during the period commencing on the Final Bankruptcy Court Order Date and ending 120 days thereafter, once each month and (y) thereafter, at such more frequent intervals as the Agent shall determine in its sole discretion, each such Accounts Appraisal to be in form, scope and substance satisfactory to the Agent.

           (d) Notwithstanding the provisions of clauses (a) through (c) of this Section 15.20, whenever an Event of Default exists, the Agent may engage an appraiser to conduct and deliver appraisals or updates thereof of any or all of the Collateral, each such appraisal or update thereof to be in form, scope and substance satisfactory to the Agent.

           The Borrowers agree, jointly and severally, to pay the Agent on demand the cost of each appraisal or update thereof conducted pursuant to this
Section 15.20.

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                                   ARTICLE 16

                                   GUARANTEES

           Each Guarantor party hereto unconditionally guarantees, as a primary obligor and not merely as a surety, jointly and severally with each other Guarantor party hereto, the due and punctual payment of the principal of and interest on the Revolving Loans and of all other Obligations, when and as due, whether at maturity, by acceleration, by notice or prepayment or otherwise. Each Guarantor party hereto further agrees that the Obligations may be extended and renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligations.

           To the fullest extent permitted by law, each Guarantor party hereto waives presentment to, demand of payment from and protest to the Borrowers or any other Person of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by law, the obligations of a Guarantor party hereto hereunder shall not be affected by (a) the failure of the Agent or any Lender to assert any claim or demand or to enforce any right or remedy against any Borrower or any other Guarantor under the provisions of this Agreement or any of the other Loan Documents or otherwise; (b) any rescission, waiver, amendment or modification of any of the terms or provisions of this Agreement, any of the other Loan Documents, any guarantee or any other agreement; (c) the release of any security held by the Agent or any Lender for the Obligations or any of them; or (d) the failure of the Agent or any Lender to exercise any right or remedy against any other Guarantor of the Obligations.

           Each Guarantor party hereto further agrees that its guarantee constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Agent or any Lender to any security (if any) held for payment of the Revolving Loan or to any balance of any deposit account or credit on the books of the Agent or any Lender in favor of any Borrower or any other Person.

           To the fullest extent permitted by law, the obligations of each Guarantor party hereto hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including, without limitation, any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Obligations or otherwise. Without limiting the generality of the foregoing, to the fullest extent permitted by law, the obligations of each Guarantor party hereto hereunder shall not be discharged or impaired or otherwise affected by the failure of the Agent or any Lender to assert any claim or demand or to enforce any remedy under this Agreement or under any other Loan Document, any guarantee or any other agreement, by any waiver or modification of any provision thereof, by any default, failure or delay, willful or otherwise, in the performance of the Obligations, or by any other act or omission which may or might in any manner or to any extent vary the risk of such Guarantor or otherwise operate as a discharge of such Guarantor as a matter of law or equity.

          Each Guarantor party hereto further agrees that its guarantee shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal or of interest on any Revolving Loan or any other Obligations is rescinded or must otherwise be returned by the Agent or any Lender upon the bankruptcy or reorganization of any Guarantor (other than the Case) or otherwise.

          Each Guarantor party hereto hereby waives and releases all rights of subrogation against each Loan Party and its property and all rights of indemnification, contribution and reimbursement from each Loan Party and its property, in each case in connection with this guarantee and any payments made hereunder, and regardless of whether such rights arise by operation of law, pursuant to contract or otherwise.

          The Guarantors hereby agree as among themselves that, if any Guarantor shall make an Excess Payment (as defined below), such Guarantor shall have a right of contribution from each other Guarantor in an amount equal to such other Guarantor's Contribution Share (as defined below) of such Excess Payment. The payment obligations of any Guarantor under this paragraph shall be subordinate and subject in right of payment to the Obligations until such time as the Obligations have been paid in full and all Commitments have been terminated, and none of the Guarantors shall exercise any right or remedy under this paragraph against any other Guarantor until the Obligations have been paid in full and all Commitments have been terminated. For purposes of this paragraph, (a) "Excess Payment" shall mean the amount paid by any Guarantor in excess of its Pro Rata Share of any Obligations; (b) "Pro Rata Share" shall mean, for any Guarantor in respect of any payment of Obligations by such Guarantor, the ratio (expressed as a percentage) as of the date of such payment of Obligations of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of all of the Guarantors exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors; provided, however, that, for purpose of calculating the Pro Rata Shares of the Guarantors in respect of any payment of Obligations, any Guarantor that became a Guarantor subsequent to the date of any such payment shall be deemed to have been a Guarantor on the date of such payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such payment; and (c) "Contribution Share" shall mean, for any Guarantor in respect of any Excess Payment made by any other Guarantor, the ratio (expressed as a percentage) as of the date of such Excess Payment of (i) the amount by which the aggregate present fair salable value of all of its assets and properties exceeds the amount of all debts and liabilities of such Guarantor (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of such Guarantor hereunder) to (ii) the amount by which the aggregate present fair salable value of all assets and other properties of the Guarantors other than the maker of such Excess Payment exceeds the amount of all of the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities, but excluding the obligations of the Guarantors hereunder) of the Guarantors other than the maker of such Excess

Payment; provided, however, that, for purposes of calculating the Contribution Shares of the Guarantors in respect of any Excess Payment, any Guarantor that became a Guarantor subsequent to the date of any such Excess Payment shall be deemed to have been a Guarantor on the date of such Excess Payment and the financial information for such Guarantor as of the date such Guarantor became a Guarantor shall be utilized for such Guarantor in connection with such Excess Payment.

                          [Signature pages to follow.]

          IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                 "BORROWERS"

                                 SPIEGEL, INC., Debtor-in-Possession, for itself and as Authorized Representative


                                 By /s/  John R. Steele
                                    ----------------------------------------
                                    Name:  John R. Steele
                                    Title: Vice President, Treasurer


                                 EDDIE BAUER, INC., Debtor-in-Possession


                                 By /s/  John R. Steele
                                    ----------------------------------------
                                    Name:  John R. Steele
                                    Title: Vice President, Treasurer


                                 SPIEGEL CATALOG, INC., Debtor-in-Possession


                                 By /s/  John R. Steele
                                    ----------------------------------------
                                    Name:  John R. Steele
                                    Title: Vice President, Treasurer


                                 ULTIMATE OUTLET INC., Debtor-in-Possession


                                 By /s/  John R. Steele
                                    ----------------------------------------
                                    Name:  John R. Steele
                                    Title: Vice President, Treasurer

                                 NEWPORT NEWS, INC., Debtor-in-Possession


                                 By: /s/ John R. Steele
                                     ---------------------------------------
                                     Name:  John R. Steele
                                     Title: Vice President, Treasurer


                                 "GUARANTORS"

                                 NEWPORT NEWS, INC., Debtor-in-Possession


                                 By: /s/ John R. Steele
                                     ---------------------------------------
                                     Name:  John R. Steele
                                     Title: Vice President, Treasurer


                                 SPIEGEL, INC., Debtor-in-Possession


                                 By: /s/ John R. Steele
                                     ---------------------------------------
                                     Name:  John R. Steele
                                     Title: Vice President, Treasurer


                                 SPIEGEL CATALOG, INC., Debtor-in-Possession


                                 By: /s/ John R. Steele
                                     ---------------------------------------
                                     Name:  John R. Steele
                                     Title: Vice President, Treasurer


                                 ULTIMATE OUTLET INC., Debtor-in-Possession


                                 By: /s/ John R. Steele
                                     ---------------------------------------
                                     Name:  John R. Steele
                                     Title: Vice President, Treasurer

                                 EDDIE BAUER, INC., Debtor-in-Possession


                                 By: /s/ John R. Steele
                                     -----------------------
                                     Name:   John R. Steele
                                     Title:  Vice President, Treasurer

                                                   SPIEGEL PUBLISHING CO.,
                                                   Debtor-in-Possession


                                                   By: /s/ John R. Steele
                                                       -------------------------
                                                      Name:  John R. Steele
                                                      Title: Vice President,
                                                                Treasurer

                                                  SPIEGEL CATALOG SERVICES, LLC,
                                                  Debtor-in-Possession


                                                  By: /s/ John R. Steele
                                                      --------------------------
                                                     Name:  John R. Steele
                                                     Title: Vice President,
                                                               Treasurer

                                                  SPIEGEL MARKETING CORPORATION,
                                                  Debtor-in-Possession


                                                  By: /s/ John R. Steele
                                                      --------------------------
                                                     Name:  John R. Steele
                                                     Title: Vice President,
                                                               Treasurer

                                                 SPIEGEL MANAGEMENT GROUP, INC.,
                                                 Debtor-in-Possession


                                                 By: /s/ John R. Steele
                                                     ---------------------------
                                                    Name:  John R. Steele
                                                    Title: Vice President,
                                                              Treasurer

                                                  EDDIE BAUER DIVERSIFIED SALES,
                                                  LLC, Debtor-in-Possession


                                                  By: /s/ John R. Steele
                                                      --------------------------
                                                     Name:  John R. Steele
                                                     Title: Vice President,
                                                               Treasurer

                                          EDDIE BAUER INTERNATIONAL DEVELOPMENT,
                                          LLC, Debtor-in-Possession

                                          By: /s/ John R. Steele
                                              ----------------------------------
                                             Name:  John R. Steele
                                             Title: Vice President,
                                                       Treasurer

                                                   EDDIE BAUER SERVICES, LLC,
                                                   Debtor-in-Possession


                                                   By: /s/ John R. Steele
                                                       -------------------------
                                                      Name:  John R. Steele
                                                      Title: Vice President,
                                                                Treasurer

                                                   EDDIE BAUER OF CANADA, INC.,
                                                   Debtor-in-Possession


                                                   By: /s/ John R. Steele
                                                       -------------------------
                                                      Name:  John R. Steele
                                                      Title: Vice President,
                                                                Treasurer

                                                   NEWPORT NEWS SERVICES, LLC,
                                                   Debtor-in-Possession


                                                   By: /s/ John R. Steele
                                                       -------------------------
                                                      Name:  John R. Steele
                                                      Title: Vice President,
                                                                Treasurer

                                                   NEW HAMPTON REALTY CORP.,
                                                   Debtor-in-Possession


                                                   By: /s/ John R. Steele
                                                       -------------------------
                                                      Name:  John R. Steele
                                                      Title: Vice President,
                                                                Treasurer

                                              DISTRIBUTION FULFILLMENT SERVICES,
                                              INC. (DFS), Debtor-in-Possession


                                              By: /s/ John R. Steele
                                                  ------------------------------
                                                 Name:  John R. Steele
                                                 Title: Vice President,
                                                           Treasurer

                                               SPIEGEL GROUP TELESERVICES, INC.,
                                               Debtor-in-Possession


                                                By: /s/ John R. Steele
                                                    ----------------------------
                                                   Name:  John R. Steele
                                                   Title: Vice President,
                                                             Treasurer

                                              SPIEGEL GROUP TELESERVICES-CANADA,
                                              INC., Debtor-in-Possession


                                              By: /s/ John R. Steele
                                                  ------------------------------
                                                 Name:  John R. Steele
                                                 Title: Vice President,
                                                           Treasurer

                                              RETAILER FINANCIAL PRODUCTS, INC.,
                                              Debtor-in-Possession


                                              By: /s/ John R. Steele
                                                  ------------------------------
                                                 Name:  John R. Steele
                                                 Title: Vice President,
                                                           Treasurer

                                              GEMINI CREDIT SERVICES, INC.,
                                              Debtor-in-Possession


                                              By: /s/ John R. Steele
                                                  ------------------------------
                                                 Name:  John R. Steele
                                                 Title: Vice President,
                                                           Treasurer

                                          "AGENT"

                                          BANK OF AMERICA, N.A. as the Agent


                                          By: /s/ Richard Levenson
                                              ----------------------------------
                                              Name:  Richard Levenson
                                              Title: Senior Vice President


                                          "LENDERS"

                                          BANK OF AMERICA, N.A., as a Lender


                                          By: /s/ Richard Levenson
                                              ----------------------------------
                                              Name:  Richard Levenson
                                              Title: Senior Vice President


                                          FLEET RETAIL FINANCE INC., as a Lender


                                          By: /s/ Betsy Ratto
                                              ----------------------------------
                                              Name:  Betsy Ratto
                                              Title: Managing Director


                                          THE CIT GROUP/BUSINESS CREDIT, INC.,
                                          as a Lender


                                          By: /s/ Albert J. Forzano
                                              ----------------------------------
                                              Name:  Albert J. Forzano
                                              Title: Vice President

                                                                 SCHEDULE 1.1(a)

                                   Commitments

                                                                     Commitments

                                                                From Final Bankruptcy
                                                               Court Order Date to the          On and After
                                           Prior to Final          Consumer Credit             Consumer Credit
                                          Bankruptcy Court       Card Account Line            Card Account Line
          Lender                             Order Date            Expiration Date             Expiration Date
------------------------------------      -----------------    -----------------------       --------------------
Bank of America, N.A.                     $  50,000,000.00         $ 133,333,333.34           $ 116,666,666.67

Fleet Retail Finance Inc.                 $  50,000,000.00         $ 133,333,333.33           $ 116,666,666.67

The CIT Group/Business Credit, Inc.       $  50,000,000.00         $ 133,333,333.33           $ 116,666,666.66

         TOTAL                            $ 150,000,000.00         $ 400,000,000.00           $ 350,000,000.00

                             WAIVER AGREEMENT NO. 1
                                       TO
                           LOAN AND SECURITY AGREEMENT

          WAIVER AGREEMENT NO. 1, dated as of March 27, 2003 (this "Agreement"), to that certain Loan and Security Agreement (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"), dated as of March 17, 2003, made by and among Spiegel, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Spiegel"), Eddie Bauer, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Eddie Bauer"), Spiegel Catalog, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Catalog"), Ultimate Outlet Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Ultimate"), Newport News, Inc., a Delaware corporation and a debtor-in-possession under Chapter 11 of the Bankruptcy Code ("Newport"; and together with Spiegel, Eddie Bauer, Catalog and Ultimate, each a "Borrower" and collectively, the "Borrowers"), the financial institutions party thereto from time to time (the "Lenders"), Bank of America, N.A., as agent (in such capacity, together with any successor in such capacity, the "Agent"), the Guarantors party thereto, each of which is a debtor-in-possession under Chapter 11 of the Bankruptcy Code, Banc of America Securities LLC, as sole lead arranger and book manager, and Fleet Retail Finance Inc. and The CITGroup/Business Credit, Inc., as co-syndication agents.

          The Borrowers, the Guarantors, the Lenders and the Agent desire to waive a certain provision of the Loan Agreement.

          NOW, THEREFORE, subject to the condition precedent set forth in
Section 3 hereof, the Borrowers, the Guarantors, the Lenders and the Agent hereby agree as follows:

     SECTION 1 CAPITALIZED TERMS.

     1.1 Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Loan Agreement.

     SECTION 2 WAIVER TO THE LOAN AGREEMENT.

     2.1 The Agent and the Lenders hereby waive the requirement under Section 7.2(a) of the Loan Agreement that the financial statements referred to therein for the Fiscal Year of Spiegel ended December 28, 2002 be delivered to the Agent and the Lenders within 90 days after the close of such Fiscal Year; provided, that the Loan Parties shall have delivered to the Agent and the Lenders (i) on or prior to April 15, 2003 consolidated unaudited balance sheets and consolidated unaudited statements of operations, cash flow and of stockholders' equity for Spiegel and its consolidated Subsidiaries for such Fiscal Year and unaudited balance sheets and unaudited statements of operations, cash flow and of stockholders' equity for each of Eddie Bauer, Catalog and Newport for such Fiscal Year, setting forth in each case in comparative form figures for the previous Fiscal Year, all in reasonable detail, fairly presenting the financial position and the results of operations of Spiegel and its consolidated Subsidiaries (or of Eddie Bauer, Catalog or Newport, as the case maybe) as at the date thereof and for the Fiscal Year then ended and prepared in accordance with GAAP, together with the certificate required by the last sentence of such Section 7.2(a) for such statements of Eddie Bauer, Catalog and Newport (instead of the consolidating statements for Spiegel and its consolidated Subsidiaries) and additionally for such consolidated statements and (ii) as soon as available, the financial statements referred to in clause (x) of such Section 7.2(a) for such Fiscal Year. The parties hereto acknowledge that, without limiting the definition of Subsidiary, references to consolidated Subsidiaries with respect to the above consolidated unaudited financial statements includes, without limitation, the Excluded Subsidiaries.

     SECTION 3 CONDITION PRECEDENT. This Agreement shall become effective on such date as counterparts of this Agreement executed by the Borrowers, the Guarantors, the Lenders and the Agent shall have been delivered to the Agent.

     SECTION 4. MISCELLANEOUS

     4.1 Except as herein expressly waived, nothing herein shall be deemed to be a waiver of any covenant or agreement contained in the Loan Agreement, and each Loan Party hereby agrees that all of the covenants and agreements contained in the Loan Agreement and the other Loan Documents are hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

     4.2 All references to the Loan Agreement in the Loan Agreement or any other Loan Document and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Loan Agreement as modified hereby and as the Loan Agreement may in the future be amended, restated, supplemented or modified from time to time.

     4.3 This Agreement may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

     4.4 Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

     4.5 This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties have entered into this Agreement on the date first above written.

                                      "BORROWERS"

                                      SPIEGEL, INC., Debtor-in-Possession

                                      By: /s/ John R. Steele
                                         ---------------------------------------
                                         Name:  John R. Steele
                                                --------------------------------
                                         Title: Senior Vice President, Treasurer
                                                --------------------------------

                                      EDDIE BAUER, INC., Debtor-in-Possession

                                      By: /s/ John R. Steele
                                         ---------------------------------------
                                         Name:  John R. Steele
                                                --------------------------------
                                         Title: Vice President, Treasurer
                                                --------------------------------

                                      SPIEGEL CATALOG, INC., Debtor-in-
                                      Possession

                                      By: /s/ John R. Steele
                                         ---------------------------------------
                                         Name:  John R. Steele
                                                --------------------------------
                                         Title: Vice President, Treasurer
                                                --------------------------------

                                      ULTIMATE OUTLET INC., Debtor-in-Possession

                                      By: /s/ John R. Steele
                                         ---------------------------------------
                                         Name:  John R. Steele
                                                --------------------------------
                                         Title: Vice President, Treasurer
                                                --------------------------------

                                    NEWPORT NEWS, INC., Debtor-in-Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    "GUARANTORS"

                                    NEWPORT NEWS, INC., Debtor-in-Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    SPIEGEL, INC., Debtor-in-Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name: John R. Steele
                                              ----------------------------------
                                       Title: Senior Vice President, Treasurer
                                              ----------------------------------

                                    SPIEGEL CATALOG, INC., Debtor-in-Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    ULTIMATE OUTLET INC., Debtor-in-Possession


                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    EDDIE BAUER, INC., Debtor-in-Possession


                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    SPIEGEL PUBLISHING CO., Debtor-in-Possession


                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    SPIEGEL CATALOG SERVICES, LLC, Debtor-in-
                                    Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    SPIEGEL MARKETING CORPORATION, Debtor-in-
                                    Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    SPIEGEL MANAGEMENT GROUP, INC., Debtor-in-
                                    Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Senior Vice President, Treasurer
                                              ----------------------------------

                                    EDDIE BAUER DIVERSIFIED SALES, LLC, Debtor-in-Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Treasurer
                                              ----------------------------------

                                    EDDIE BAUER INTERNATIONAL DEVELOPMENT, LLC,
                                    Debtor-in-Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Treasurer
                                              ----------------------------------

                                    EDDIE BAUER SERVICES, LLC, Debtor-in-
                                    Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    EDDIE BAUER OF CANADA, INC., Debtor-in-
                                    Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                    NEWPORT NEWS SERVICES, LLC, Debtor-in-
                                    Possession

                                    By: /s/ John R. Steele
                                       -----------------------------------------
                                       Name:  John R. Steele
                                              ----------------------------------
                                       Title: Vice President, Treasurer
                                              ----------------------------------

                                   NEW HAMPTON REALTY CORP., Debtor-in-
                                   Possession

                                   By: /s/ John R. Steele
                                      ------------------------------------------
                                      Name:  John R. Steele
                                             -----------------------------------
                                      Title: Vice President, Treasurer
                                             -----------------------------------

                                   DISTRIBUTION FULFILLMENT SERVICES, INC.(DFS), Debtor-in-Possession

                                   By: /s/ John R. Steele
                                      ------------------------------------------
                                      Name:  John R. Steele
                                             -----------------------------------
                                      Title: Vice President, Treasurer
                                             -----------------------------------

                                   SPIEGEL GROUP TELESERVICES, INC., Debtor-in-
                                   Possession

                                   By: /s/ John R. Steele
                                      ------------------------------------------
                                      Name:  John R. Steele
                                             -----------------------------------
                                      Title: Vice President, Treasurer
                                             -----------------------------------

                                   SPIEGEL GROUP TELESERVICES-CANADA, INC.,
                                   Debtor-in-Possession

                                   By: /s/ John R. Steele
                                      ------------------------------------------
                                      Name:  John R. Steele
                                             -----------------------------------
                                      Title: Vice President, Treasurer
                                             -----------------------------------

                                   RETAILER FINANCIAL PRODUCTS, INC., Debtor-in-Possession

                                   By: /s/ John R. Steele
                                      ------------------------------------------
                                      Name:  John R. Steele
                                             -----------------------------------
                                      Title: Vice President, Treasurer
                                             -----------------------------------

                                   GEMINI CREDIT SERVICES, INC., Debtor-in-
                                   Possession

                                   By: /s/ John R. Steele
                                      ------------------------------------------
                                      Name:  John R. Steele
                                             -----------------------------------
                                      Title: Assistant Treasurer
                                             -----------------------------------

                                   "AGENT"

                                   BANK OF AMERICA, N.A. as the Agent

                                   By /s/ Richard Levenson
                                      ------------------------------------------
                                      Name:  Richard Levenson
                                             -----------------------------------
                                      Title: Senior Vice President, Treasurer
                                             -----------------------------------

                                   "LENDERS"

                                   BANK OF AMERICA, N.A., as a Lender

                                   By /s/ Richard Levenson
                                      ------------------------------------------
                                      Name:  Richard Levenson
                                             -----------------------------------
                                      Title: Senior Vice President, Treasurer
                                             -----------------------------------

                                   FLEET RETAIL FINANCE INC., as a Lender

                                   By /s/ Keith Vercauteren
                                      ------------------------------------------
                                      Name:  Keith Vercauteren
                                             -----------------------------------
                                      Title: Vice President
                                             -----------------------------------

                                   THE CIT GROUP/BUSINESS CREDIT, INC., as a
                                   Lender

                                   By /s/ Steven Schuit
                                      ------------------------------------------
                                      Name:  Steven Schuit
                                             -----------------------------------
                                      Title: Vice President, Team Leader
                                             -----------------------------------